                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


         Filed by the registrant   [X]

         Filed by a party other than the registrant   [ ]

         Check the appropriate box:

      [ ]  Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      FIRST TENNESSEE NATIONAL CORPORATION
         ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

         ---------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies: ____________________

         (2)      Aggregate number of securities to which transaction applies:

                  ___________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction: _____________

         (5)      Total fee paid: ______________________________________________

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid: ______________________________________
         (2)      Form, Schedule or Registration Statement No.: ________________
         (3)      Filing party: ________________________________________________
         (4)      Dated filed: _________________________________________________

                                   [LOGO](sm)


                                 FIRST TENNESSEE

           2000 ANNUAL FINANCIAL DISCLOSURES AND 2001 PROXY STATEMENT










                      FIRST TENNESSEE NATIONAL CORPORATION

[Logo]sm    First Tennessee
            All Things Financial(R)





                        Working together to create value
                               and build loyalty,
                            one opportunity at a time

[Logo]




                                                                  March 15, 2001



Dear Shareholders:

      You are cordially invited to attend First Tennessee National Corporation's 2001 annual meeting of shareholders. We will hold the meeting on April 17, 2001, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, at 10:00 a.m. We have enclosed the formal notice of the annual meeting, our 2001 proxy statement, and a form of proxy.

      At the meeting, we will ask you to elect four Class II directors and ratify the appointment of Arthur Andersen LLP as our independent auditors for 2001. The attached proxy statement contains information about these matters.

      An appendix to this proxy statement contains detailed financial information relating to our activities and operating performance during 2000. We have also enclosed a Summary Annual Report for those of you that did not receive this document previously.

      Last year we began offering our registered shareholders that have access to the Internet the opportunity to receive proxy statements electronically. If you have not already done so for this year, we encourage you to elect this method of receiving the proxy statement next year. Not only will you have access to the document as soon as it is available, but you will be helping our company to save expense dollars. If you vote electronically, you will have the opportunity to give your consent at the conclusion of the voting process.

      Your vote is important. You may vote by telephone or over the Internet or by mail, or if you attend the meeting and want to vote your shares, then prior to the balloting you should request that your form of proxy be withheld from voting. We request that you vote by telephone or over the Internet or return your proxy card in the postage-paid envelope as soon as possible.

Sincerely yours,




/s/ Ralph Horn
--------------------------------------
Ralph Horn
Chairman of the Board,
President and Chief Executive Officer

                      FIRST TENNESSEE NATIONAL CORPORATION

                               165 Madison Avenue
                            Memphis, Tennessee 38103

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                 April 17, 2001


      The annual meeting of shareholders of First Tennessee National Corporation will be held on April 17, 2001, at 10:00 a.m., CDT, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee.

      The items of business are:

      1. Election of four Class II directors to serve until the 2004 annual meeting of shareholders, or until their successors are duly elected and qualified.

      2.   Ratification of appointment of auditors.

      These items are described more fully in the following pages, which are made a part of this notice. The close of business February 23, 2001, is the record date for the meeting. All shareholders of record at that time are entitled to vote at the meeting.

      Management requests that you vote by telephone or over the Internet (following the instructions on the enclosed form of proxy) or that you sign and return the form of proxy promptly, so that if you are unable to attend the meeting your shares can nevertheless be voted. You may revoke a proxy at any time before it is exercised at the annual meeting in the manner described on page 1 of the proxy statement.




/s/ Lenore S. Creson
--------------------------------------
Lenore S. Creson
Corporate Secretary
Memphis, Tennessee
March 15, 2001



        ------------------------------------------------------------------------
                                IMPORTANT NOTICE


        PLEASE (1) VOTE BY TELEPHONE OR (2) VOTE OVER THE INTERNET OR (3) MARK, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.
        -----------------------------------------------------------------------

                                 PROXY STATEMENT
                      FIRST TENNESSEE NATIONAL CORPORATION

                                TABLE OF CONTENTS


                                                                                                       Page
GENERAL MATTERS......................................................................................     1
STOCK OWNERSHIP INFORMATION AND TABLE................................................................     2
VOTE ITEM NO. 1 - ELECTION OF DIRECTORS..............................................................     3
Nominees                                                                                                  3
Continuing Directors                                                                                      4
The Board of Directors and its Committees                                                                 5
Audit Committee Report                                                                                    6
VOTE ITEM NO. 2 - RATIFICATION OF APPOINTMENT OF AUDITORS............................................     7
Audit Fees                                                                                                7
Financial Information Systems Design and Implementation Fees                                              7
All Other Fees                                                                                            7
OTHER MATTERS........................................................................................     7
SHAREHOLDER PROPOSAL DEADLINES.......................................................................     7
EXECUTIVE COMPENSATION...............................................................................     8
Summary Compensation Table                                                                                8
Option/SAR Grants in Last Fiscal Year Table                                                              10
Aggregated Option/SAR Exercises in Last Fiscal Year and
         Fiscal Year-End Option/SAR Values Table                                                         11
Pension Plan Table                                                                                       12
Employment Contracts and Termination of Employment and
        Change-in-Control Arrangements                                                                   13
Compensation Committee Interlocks and Insider Participation                                              14
Certain Relationships and Related Transactions                                                           14
Board Compensation Committee Report on Executive Compensation                                            14
Total Shareholder Return Performance Graph                                                               19
Compensation of Directors                                                                                20
Section 16(a) Beneficial Ownership Reporting Compliance                                                  20
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K...........................................................    21

APPENDIX A - Audit Committee Charter.................................................................   A-1

APPENDIX F - Financial Information and Discussion....................................................   F-1

                                 PROXY STATEMENT
                      FIRST TENNESSEE NATIONAL CORPORATION
                               165 Madison Avenue
                            Memphis, Tennessee 38103


GENERAL MATTERS

      The following proxy statement is being mailed to shareholders beginning on or about March 15, 2001. The Board of Directors is soliciting proxies to be used at our annual meeting of the shareholders to be held on April 17, 2001, at 10:00 a.m., CDT, in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, and at any adjournment or adjournments thereof.

      The accompanying form of proxy is for use at the meeting if you will be unable to attend in person. You may revoke your proxy at any time before it is exercised by writing to the Corporate Secretary, by timely delivering a properly executed, later-dated proxy (including a telephone or Internet vote) or by voting by ballot at the meeting. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted IN FAVOR OF items 1 and 2 below:

      1. Election of four Class II directors to serve until the 2004 annual meeting of shareholders or until their successors are duly elected and qualified.

      2.   Ratification of appointment of auditors.

      We will bear the entire cost of soliciting the proxies. In following up the original solicitation of the proxies by mail, we may request brokers and others to send proxies and proxy material to the beneficial owners of the shares and may reimburse them for their expenses in so doing. If necessary, we may also use several of our regular employees to solicit proxies from the shareholders, either personally or by telephone or by special letter, for which they will receive no compensation in addition to their normal compensation.

      Our common stock is the only class of voting securities. There were 128,190,138 shares of common stock outstanding and entitled to vote as of February 23, 2001, the record date for the annual shareholders' meeting. Each share is entitled to one vote. A quorum of the shares must be represented at the meeting to take action on any matter at the meeting. A majority of the votes entitled to be cast constitutes a quorum for purposes of the annual meeting. A plurality of the votes cast is required to elect the nominees as directors. A majority of the votes cast is required to ratify the appointment of auditors. Both "abstentions" and broker "non-votes" will be considered present for quorum purposes, but will not otherwise have any effect on any of the vote items.

STOCK OWNERSHIP INFORMATION AND TABLE

      We know of no person who owned beneficially, as that term is defined by Rule 13d-3 of the Securities Exchange Act of 1934, more than five percent (5%) of our common stock on December 31, 2000.

      The following table sets forth certain information as of December 31, 2000, concerning beneficial ownership of our common stock by each director and nominee, each executive officer named in the Summary Compensation Table, and directors and executive officers as a group:


               Name of                      Shares Beneficially          Stock Units in              Total and Percent
          Beneficial Owner                       Owned (1)            Deferral Accounts (2)            of Class (3)
-------------------------------------------------------------------------------------------------------------------------
Robert C. Blattberg                             62,480 (4)                         --                       62,480
Carlos H. Cantu                                 37,864 (4)                         --                       37,864
George E. Cates                                 53,464 (4)                         --                       53,464
J. Kenneth Glass                               485,496 (5)                     69,577                      555,073
James A. Haslam, III                            47,398 (5)                         --                       47,398
Ralph Horn                                   1,334,333 (4)                    117,497                    1,451,830 (1.1%)
John C. Kelley, Jr.                            413,894 (5)                     77,501                      491,395
R. Brad Martin                                  68,313 (4)                         --                       68,313
John P. O'Connor, Jr.                          354,396 (5)                     31,659                      386,055
Joseph Orgill, III                             269,806 (4)                         --                      269,806
Vicki R. Palmer                                 61,295 (4)                         --                       61,295
Michael D. Rose                                 80,021 (4)                         --                       80,021
William B. Sansom                               82,882 (4)                         --                       82,882
Elbert L. Thomas, Jr.                          340,318 (5)                     29,886                      370,204

Directors and Executive                      4,284,284 (5)                    373,706                    4,657,990 (3.5%)
Officers as a Group (18
persons)
-------------------------------------------------------------------------------------------------------------------------

(1) The respective directors and officers have sole voting and investment powers with respect to all of such shares except as specified in note (4) and note (5). Amounts in the second column do not include stock units in the third column.

(2) Our stock option program permits participants to defer receipt of shares upon the exercise of options and our restricted stock incentive plan permits participants to defer receipt of shares prior to the lapsing of restrictions imposed on restricted stock awards. Amounts in the third column reflect the number of shares deferred that a participant has the right to receive on a future date. These shares are not currently issued and are not considered to be beneficially owned for purposes of Rule 13d-3, but are reflected in a deferral account on our books as phantom stock units or restricted stock units.

(3) No individual director or executive officer, except for Mr. Horn, beneficially owns more than one (1%) percent of our common stock that is outstanding. Mr. Horn beneficially owns 1.1% including stock units (or 1.0% excluding stock units). The percentage of common stock outstanding owned by the director and executive officer group (3.5%) includes stock units. The percentage would be 3.3% with stock units excluded.

(4) Includes the following shares of restricted stock with respect to which the nonemployee director possesses sole voting power, but no investment power: Dr. Blattberg - 1,200; Mr. Cantu - 3,600; Mr. Cates - 3,600; Mr. Haslam - 3,600; Mr. Martin - 2,400; Mr. Orgill - 1,200; Mrs. Palmer - 1,800; Mr. Rose - 1,200; and Mr. Sansom - 1,200. Includes the following shares as to which the named nonemployee directors have the right to acquire beneficial ownership through the exercise of stock options granted under our director plans, all of which are 100% vested: Dr. Blattberg - 56,120; Mr. Cantu - 31,802; Mr. Cates - 39,402; Mr. Haslam -

      31,336; Mr. Martin -27,314; Mr. Orgill - 59,876; Mrs. Palmer - 55,187; Mr.
      Rose - 50,861; and Mr. Sansom - 69,142.

(5) Includes the following shares of restricted stock with respect to which the named person or group has sole voting power but no investment power:
      Mr. Glass - 19,290; Mr. Horn - 29,901; Mr. Kelley - 29,479; Mr. Thomas - 10,611; Mr. O'Connor - 15,004; and the director and executive officer group - 155,733. Includes the following shares as to which the named person or group has the right to acquire beneficial ownership within 60 days through the exercise of stock options granted under our stock option plans: Mr. Glass - 276,612; Mr. Horn - 807,161; Mr. Kelley - 229,467; Mr.
      Thomas - 285,882; Mr. O'Connor - 155,998; and the director and executive officer group - 2,394,603. Also includes shares held at December 31, 2000 for 401(k) Savings Plan accounts.

VOTE ITEM NO. 1 - ELECTION OF DIRECTORS

      The Board of Directors is divided into three Classes. The term of office of each Class expires in successive years. The term of Class II directors expires at this annual meeting. The terms of Class III and Class I directors expire at the 2002 and 2003 annual meetings, respectively. The Board of Directors proposes the election of four Class II directors. Each director elected at the meeting will hold office until the specified annual meeting of shareholders and until his or her successor is elected and qualified.

      If any nominee proposed by the Board of Directors is unable to accept election, which the Board of Directors has no reason to anticipate, the persons named in the enclosed form of proxy will vote for the election of such other persons as management may recommend, unless the Board decides to reduce the number of directors pursuant to the Bylaws.

      We have provided below certain information about the nominees and directors (including age, current principal occupation which has continued for at least five years unless otherwise indicated, name and principal business of the organization in which his or her occupation is carried on, directorships in other reporting companies, and year first elected to our Board). All of our directors are also directors of First Tennessee Bank National Association (the "Bank" or "FTB"). The Bank is our principal operating subsidiary.

                              NOMINEES FOR DIRECTOR
                                    Class II
              For a Three-Year Term Expiring at 2004 Annual Meeting

ROBERT C. BLATTBERG (58) is the Polk Brothers Distinguished Professor of Retailing, J. L. Kellogg Graduate School of Management, Northwestern University, Evanston, Illinois. Dr. Blattberg has been a director since 1984 and is a Chairman of the Audit Committee.

J. KENNETH GLASS (54) is President-Retail Financial Services of First Tennessee and the Bank. Mr. Glass has been President-Retail Financial Services of the Bank since April 1999 and of First Tennessee since April 2000. Prior to April 1999, he was President-Tennessee Banking Group of the Bank and prior to April 2000, he was Executive Vice President of First Tennessee. Mr. Glass has been a director since 1996.

JOHN C. KELLEY, JR. (57) is President-Business Financial Services/Memphis Financial Services of First Tennessee and the Bank. Mr. Kelley has been President-Business Financial Services/Memphis Financial Services of the Bank since April 1999 and of First Tennessee since April 2000. Prior to April 1999, he was President-Memphis Banking Group of the Bank and prior to April 2000, he was Executive Vice President of First Tennessee. Mr. Kelley has been a director since 1996.

MICHAEL D. ROSE (59) is a private investor. Prior to December 19, 1997, he was Chairman of the Board of Promus Hotel Corporation, Memphis, Tennessee, a franchiser and operator of hotel brands. Prior to January 1997, Mr. Rose was also Chairman of the Board of Harrah's Entertainment, Inc. Mr. Rose is a director of five other public companies, Darden Restaurants, Inc., FelCor Lodging Trust, Inc., Nextera Enterprises, Inc., ResortQuest International, Inc., and Stein Mart, Inc. Mr. Rose has been a director since 1984 and is a member of the Human Resources Committee.

                              CONTINUING DIRECTORS

                                    Class III
                      Term Expiring at 2002 Annual Meeting

CARLOS H. CANTU (67) is Senior Chairman of The ServiceMaster Company, Downers Grove, Illinois, a company that provides consumer services and supportive management services. Prior to December 1999, he was President and Chief Executive Officer of The Service Master Company. Mr. Cantu is a director of two other public companies, The ServiceMaster Company and Exelon Corporation. Mr. Cantu has been a director since 1996 and is a member of the Human Resources Committee.

GEORGE E. CATES (63) is Chairman of the Board and Chief Executive Officer of Mid-America Apartment Communities, Inc., ("Mid-America") Memphis, Tennessee, a real estate investment trust. Mr. Cates is a director of two other public companies, Mid-America Apartment Communities, Inc. and SCB Computer Technology, Inc. Mr. Cates has been a director of the Corporation since 1996.

JAMES A. HASLAM, III (46) is Chief Executive Officer of Pilot Corporation, Knoxville, Tennessee, a national retail operator of convenience stores and travel centers. Mr. Haslam is a director of one other public company, Ruby Tuesday, Inc. Mr. Haslam has been a director since 1996 and is a member of the Audit Committee.

RALPH HORN (59) is Chairman of the Board, President, and Chief Executive Officer of First Tennessee and the Bank. Mr. Horn has served as President of First Tennessee since 1991, Chief Executive Officer since 1994, and Chairman of the Board since 1996. Mr. Horn is a director of two other public companies, Harrah's Entertainment, Inc. and Mid-America Apartment Communities, Inc. Mr. Horn has been a director since 1991.

                                     Class I
                      Term Expiring at 2003 Annual Meeting

R. BRAD MARTIN (49) is Chairman of the Board and Chief Executive Officer of Saks Incorporated, Birmingham, Alabama, a retail merchandising company. Mr. Martin is a director of two other public companies, Saks Incorporated and Harrah's Entertainment, Inc. He has been a director since 1994 and is a member of the Human Resources Committee.

JOSEPH ORGILL, III (63) is Chairman of the Board of Orgill, Inc., Memphis, Tennessee, wholesale hardware distributors. Prior to January 1996, Orgill, Inc., was a subsidiary of Rock Island Corporation, Memphis, Tennessee, of which Mr. Orgill remains Chairman of the Board. Mr. Orgill has been a director since 1969 and is a member of the Audit Committee.

VICKI R. PALMER (47) is Corporate Senior Vice President, Treasurer, and Special Assistant to the CEO of Coca-Cola Enterprises Inc., Atlanta, Georgia, a bottler of soft drink products. Prior to December 1999, Mrs. Palmer was Corporate Vice President and Treasurer of Coca-Cola Enterprises, Inc. Mrs. Palmer has been a director since 1993 and is Chairperson of the Human Resources Committee.

WILLIAM B. SANSOM (59) is Chairman of the Board and Chief Executive Officer of The H. T. Hackney Co., Knoxville, Tennessee, a diversified wholesale distribution firm serving the food, gas, oil and industrial markets in the Southeast. He is a director of two other public companies, Martin Marietta Materials, Inc. and Astec Industries, Inc. Mr. Sansom has been a director since 1984.

                    The Board of Directors and its Committees

      During 2000, the Board of Directors held four meetings. The average attendance at Board and committee meetings exceeded 93 percent. No director attended fewer than 75 percent of the meetings of the Board and the committees of the Board on which he or she served.

      The Board has several standing committees, including the Audit Committee and the Human Resources Committee. The Human Resources Committee serves as both a nominating committee and a compensation committee. The Audit Committee and the Human Resources Committee are each composed of directors who are not First Tennessee employees. Currently, Messrs. Blattberg, Haslam and Orgill serve on the Audit Committee and Messrs. Cantu, Martin and Rose and Mrs. Palmer serve on the Human Resources Committee.

      The Audit Committee was established by our Board of Directors and operates pursuant to a written charter that was last amended and restated on April 18, 2000. A copy of the Committee charter is attached to this proxy statement as Appendix A. Subject to the limitations and provisions of its charter, the Committee assists our Board in its oversight of our accounting and financial reporting principles and policies, internal audit controls and procedures, and financial statements and the independent audit of the financial statements. The Committee recommends to the Board the nomination of the independent auditor for shareholder approval and evaluates the independent auditor and its independence. The members of the Committee are themselves "independent," as that term is defined in the listing standards of the New York Stock Exchange, on which our common stock is listed. During 2000 the Audit Committee held five meetings. The Audit Committee's Report, a new SEC requirement, is included below.

      As a nominating committee, the Human Resources Committee primarily considers recommendations for nominees to the Board of Directors, reviews the performance of incumbent directors and senior officers in determining whether to recommend them to the Board of Directors for reappointment, reviews succession plans, and between annual meetings has authority to appoint persons to offices except the offices of Chairman, CEO, President, Auditor and any office in which the incumbent has been designated by the Board as an Executive Officer. As a compensation committee, the Human Resources Committee's primary functions include recommending to the Board major policies concerning compensation, periodically reviewing corporate compensation and management of human resources, fixing the compensation of executive officers, reviewing remuneration structures for non-executive officers, and making recommendations to the Board concerning compensation arrangements for directors and adoption or amendment of employee benefit and management compensation plans. During 2000 the Human Resources Committee held four meetings.

      It is our practice to encourage communication between management and shareholders. Management in turn communicates appropriate information to the Board. The Human Resources Committee, as a committee of the Board, follows this procedure in considering nominations for directorships and does not receive nominations directly from shareholders.

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report, the Audit Committee Charter attached as Appendix A and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

                             Audit Committee Report

      The role of the Audit Committee (Committee) is to assist our Board of Directors in its oversight of our financial reporting process. As set forth in the Committee's charter, management of First Tennessee is responsible for the preparation, presentation and integrity of our financial statements, and maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of non-audit services by the independent auditors to First Tennessee is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact "independent."

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee's charter, the Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

      Submitted by the Audit Committee of our Board of Directors.




                                    Audit Committee


                                    Robert C. Blattberg, Chairman
                                    James A. Haslam, III
                                    Joseph Orgill, III

VOTE ITEM NO. 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

      The Board of Directors has appointed, based on the recommendation of the Audit Committee and subject to ratification by the shareholders at the annual meeting, the firm of Arthur Andersen LLP, independent accountants, to be our auditors for the year 2001. Fees billed by Arthur Andersen LLP for the year 2000 are described below. The Audit Committee of our Board of Directors has considered whether the provision of services other than professional services rendered for the audit of our financial statements and the quarterly review of the financial statements included in our Form 10-Q's is compatible with maintaining Arthur Andersen LLP's independence. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement and to respond to appropriate questions.

                                   Audit Fees

      The aggregate fees billed to us by Arthur Andersen LLP for professional services rendered for the audit of our financial statements for the year 2000 and for the reviews of the financial statements in our Form 10-Q's for the year 2000 were $894,000

                    Financial Information Systems Design and
                               Implementation Fees

      No fees were billed to us by Arthur Andersen LLP for professional services for the year 2000 for designing or implementing hardware or software systems that aggregate service data underlying our financial statements or generate information that is significant to our financial statements taken as a whole.

                                 All Other Fees

      The aggregate fees billed to us by Arthur Andersen LLP for services rendered for the year 2000 and not included in the fees disclosed in either of the two preceding subsections were $249,000.

OTHER MATTERS

      The Board of Directors, at the time of the preparation and printing of this proxy statement, knew of no other business to be brought before the meeting other than the matters described in this proxy statement. If any other business properly comes before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

SHAREHOLDER PROPOSAL DEADLINES

      If you intend to present a shareholder proposal at the 2002 annual meeting, it must be received by the Corporate Secretary, First Tennessee National Corporation, P. O. Box 84, Memphis, Tennessee, 38101, not later than November 15, 2001, for inclusion in the proxy statement and form of proxy relating to that meeting.

      In addition, Sections 2.8 and 3.6 of our Bylaws provide that a shareholder who wishes to nominate a person for election to the Board or submit a proposal at a shareholder meeting must comply with certain procedures whether or not the matter is included in our proxy statement. These procedures require written notification to us, generally not less than 90 nor more than 120 days prior to the date of the shareholder meeting. If, however, we give fewer than 100 days' notice or public disclosure of the shareholder meeting date to shareholders, then we must receive the shareholder notification not later than 10 days after the earlier of the date notice of the shareholder meeting was mailed or publicly disclosed. The shareholder must disclose certain information about the nominee or item proposed, the shareholder and any other shareholders known to support the nominee or proposal. Section 2.4 of our Bylaws provides that the date and time of the annual meeting will be the third Tuesday in April (or, if that day is a legal holiday, on the next succeeding business day that is not a legal holiday) at 10:00 a.m. Memphis time or such other date and/or such other time as our Board may fix by resolution. The meeting date for 2002, determined according to the Bylaws, is April 16, 2002. Thus, shareholder proposals submitted outside the process that permits them to be included in our proxy statement must be submitted to the Corporate Secretary between December 17, 2001 and January 16, 2002, or the proposals will be considered untimely. Untimely proposals may be excluded by the Chairman or our proxies may exercise their discretion and vote on these matters in a manner they determine to be appropriate.

EXECUTIVE COMPENSATION

      The Summary Compensation Table provides information for the last three years about the Chief Executive Officer ("CEO") and our other four most highly compensated executive officers at year end 2000. All of the named officers are officers of both First Tennessee and the Bank. The amounts include all compensation earned during each year, including amounts deferred, by the named officers for all services rendered in all capacities to us and our subsidiaries. Information is provided for each entire year in which an individual served during any portion of the year as an executive officer. Additional information is provided in tabular form below about option grants and exercises in 2000, year-end option values, and pension benefits, along with a report of the Board's Human Resources Committee on executive compensation and certain other information concerning compensation of executive officers and directors.

                                                Summary Compensation Table
-------------------------------------------------------------------------------------------------------------------------

                                        Annual Compensation                           Long-Term Compensation
                             -----------------------------------------  -------------------------------------------------
                                                                                   Awards (3)              Payouts
                                                                        -----------------------    ----------------------
         (a)            (b)     (c)           (d)             (e)           (f)         (g)           (h)        (I)
                                                                                     Securities
         Name                                                Other       Restricted  Underlying
         And                                                Annual         Stock      Options/       LTIP     All Other
      Principal                Salary        Bonus        Compensation    Award(s)       SARs       Payouts  Compensation
       Position        Year     ($)           ($)           ($) (7)       ($) (1)       (#) (2)        $       ($) (9)
-------------------------------------------------------------------------------------------------------------------------
Ralph Horn              2000   $814,346     $     --           $11,544   $       --    205,547        $  --    $355,997
Chairman, President     1999    771,154      467,461 (5)        11,544    1,162,551    137,331 (5)       --     347,211
& CEO                   1998    683,654      412,741 (5)        10,806           --     65,536 (5)       --     149,231

J. Kenneth Glass        2000    475,385 (4)       --             7,068           --    110,921 (4)       --     183,282
President-Retail        1999    455,212 (4)  232,947 (4)         7,068      749,995     74,471 (4)       --     184,392
Financial Services      1998    357,634 (4)  232,580             6,720           --     21,911 (4)       --     106,042

John C. Kelley, Jr.     2000    472,846           --             7,068           --     89,512           --     209,065
President-Business      1999    446,923      234,351             7,068      674,996     44,841           --     204,435
Financial Services/     1998    381,923      226,862             6,720            -     16,169           --     129,012
Memphis Financial
Services

Elbert L. Thomas, Jr.   2000    288,962           --                --           --     19,086           --      27,620
Exec. Vice Pres. &      1999    206,787 (6)       -- (6)            --      412,556    114,839 (6)       --      27,620
CFO                     1998    146,983 (6)       -- (6)            --           --     41,206 (6)       --      18,064

John P. O'Connor, Jr.   2000    236,423      106,390 (8)            --           --     18,830           --      30,345
Exec. Vice Pres. &      1999    222,172           -- (8)            --      337,556     62,251 (8)       --      30,720
Chief Credit Officer    1998    204,291           -- (8)            --           --     21,074 (8)       --      22,391
-------------------------------------------------------------------------------------------------------------------------

(1) Restricted stock awards are valued on the basis of the fair market value of a share of stock on the date of the award: $38.88 (2-23-99), adjusted for stock splits. On 12-31-00, the named officers held the following shares of restricted stock (including RSU's described in the following sentence) with market values as indicated: Mr. Horn - 59,901 shares ($1,718,560); Mr. Glass - 31,408 shares ($901,096); Mr. Kelley - 29,479 shares ($845,753); Mr. Thomas - 17,836 shares ($511,715); and Mr. O'Connor
      - 15,004 shares ($430,465). The number of shares disclosed in the preceding sentence includes restricted stock units ("RSU's"), described in note (2) to the Stock Ownership Table, with respect to which restrictions had not lapsed at 12-31-00, as follows: Mr. Horn - 30,000 RSU's; Mr. Glass
      - 12,118 RSU's; Mr. Kelley - 0 RSU's; Mr. Thomas - 7,225 RSU's; and Mr. O'Connor - 0 RSU's. Dividends are paid on restricted stock (and dividend equivalents are paid on RSU's) at the same rate as all other shares of our common stock. Dividend equivalents on RSU's accrue interest at a 10-year Treasury rate and are settled only in cash.

(2) All amounts represent shares subject to option. No stock appreciation rights (SAR's) were awarded.

(3) All share amounts and share values have been revised to reflect the two-for-one stock split, distributed 2-20-98.

(4) In 1999, 1998 and 1997 Mr. Glass elected to receive a deferred compensation stock option in lieu of $50,000, $40,000, and $30,000 of his salary earned for the following year. The amounts in column (c) do not include the amounts, in lieu of which options for 4,441 shares, 7,022 shares, 5,140 shares, 3,172 shares, 2,758 shares and 2,984 shares (included in the amounts in column (g)) were granted on 1-02-01, 7-03-00, 1-3-00, 7-1-99, 1-4-99 and 7-1-98, respectively. In 1998 Mr. Glass elected to receive a deferred compensation stock option in lieu of $50,000 of his annual bonus for the following year. The amount in column (d) does not include this amount, in lieu of which an option for 18,519 shares (included in the amount in column (g)) was granted on 3-1-00.

(5) In 1998 and 1997 Mr. Horn elected to receive a deferred compensation stock option in lieu of $100,000 of his annual bonus for the following year. The amount in column (d) for 1999 and 1998 does not include this amount, in lieu of which options for 37,037 shares and 17,153 shares (included in the amounts in column (g)) were granted on 3-1-00 and 2-23-99, respectively.

(6) In 1998 and 1997 Mr. Thomas elected to receive a deferred compensation stock option in lieu of $60,000 and $80,000 of his salary earned for the following year. The amounts in column (c) do not include, these amounts in lieu of which options for 7,711 shares, 4,758 shares, 7,355 shares, and 7,958 shares (included in the amounts in column (g)) were granted on 1-3-00, 7-1-99, 1-4-99, and 7-1-98, respectively. In 1998 and 1997 Mr.
      Thomas elected to receive a deferred compensation stock option in lieu of his annual bonus for the following year. The amount in column (d) for 1999 does not include a bonus of $248,645 and for 1998 does not include a bonus of $113,492, in lieu of which options for 92,091 shares and 19,467 shares (included in the amounts in column (g)) were granted on 3-1-00 and 2-23-99, respectively.

(7) The amounts in column (e) for all years represent automobile allowance tax gross-up payments.

(8) Mr. O'Connor's annual bonus is based entirely on his individual personal plan and not on corporate performance. In 1998 and 1997 Mr. O'Connor elected to receive a deferred compensation stock option in lieu of his annual bonus for the following year. The amount in column (d) for 1999 does not include a bonus of $149,155 and for 1998 does not include a bonus of $89,633, in lieu of which options for 55,243 shares and 15,374 shares (included in the amounts in column (g)) were granted on 3-1-00 and 2-23-99, respectively.

(9)   Elements of "All Other Compensation" for 2000 consist of the following:

                                     Mr. Horn          Mr. Glass         Mr. Kelley         Mr. Thomas       Mr. O'Connor
-------------------------------------------------------------------------------------------------------------------------
     Above Mkt Rate:                 $ 92,727           $ 77,112           $ 91,295            $    --            $    --

     SurBen/SERP:                     236,800             85,200             96,800             16,800             19,800

     Flex $:                            5,720              5,720              5,720              5,720              5,720

     401(k) Match:                      5,100              5,100              5,100              5,100              4,825

     Auto Allowance:                   15,650             10,150             10,150                 --                 --
-------------------------------------------------------------------------------------------------------------------------
     Total                           $355,997           $183,282           $209,065            $27,620            $30,345
=========================================================================================================================

           "Above Mkt Rate" represents above-market interest accrued on deferred compensation.

           "Sur Ben/SERP" represents insurance premiums with respect to our supplemental life insurance and excess pension plans. Under our Survivor Benefits Plan a benefit of 2 1/2 times final annual base salary is paid upon the participant's death prior to retirement (or 2 times final salary upon death after retirement).

           "Flex $" represents First Tennessee's contribution to the Flexible Benefits Plan, based on salary, service and corporate performance.

           "401(k) Match" represents First Tennessee's 50% matching contribution to the 401(k) Savings Plan, which is based on the amount contributed by the participant to the FTNC stock fund, up to 6% of compensation.

      The following table provides information about stock options granted during 2000 to the officers named in the Summary Compensation Table. No stock appreciation rights (SAR's) were granted during 2000.

                                       Option/SAR Grants in Last Fiscal Year Table
-------------------------------------------------------------------------------------------------------------------------
              Individual Grants
----------------------------------------------
                                (b) Number           (c)% of Total                                    (h) Alternatives to
                               of Securities         Options/SARs                                         (f) and (g):
                                Underlying            Granted to      (d) Exercise or       (e)        Grant Date Value.
                               Options/SAR's         Employees in       Base Price      Expiration     Grant Date Present
          (a) Name            Granted (#)(1)          Fiscal Year     ($ per share)(1)     Date          Value ($) (4)
-------------------------------------------------------------------------------------------------------------------------

Mr. Horn                               37,037 (2)              .50%            $15.27     3/1/20              $141,163
                                      229,287                 3.12              17.97     3/1/10               837,242

Mr. Glass                               5,140 (2)              .07              23.72     1/3/20                45,391
                                       18,519 (2)              .25              15.27     3/1/20                70,583
                                      110,945                 1.51              17.97     3/1/10               405,116
                                        7,022 (3)              .10              14.22     7/3/20                33,141

Mr. Kelley                             99,800                 1.36              17.97     3/1/10               364,420

Mr. Thomas                              7,711 (2)              .10              23.72     1/3/20                68,096
                                       92,091 (2)             1.25              15.27     3/1/20               350,995
                                       19,086                  .26              17.97     3/1/10                69,693

Mr. O'Connor                           55,243 (2)              .75              15.27     3/1/20               210,553
                                       13,013                  .18              17.97     3/1/10                47,517
-------------------------------------------------------------------------------------------------------------------------

(1) All options except those marked with footnote (2) or (3) were granted 3-1-00 and vest 50% after four years from the date of grant and 100% after five years, with accelerated vesting if certain performance criteria (our stock price equals or exceeds $24.58 on 3-1-03 or on 5 consecutive days before 3-2-03) are met. The criteria were met and these options vested December 7, 2000. No SAR's were granted. The exercise price per share equals the fair market value of one share of our common stock on the date of grant. Under the terms of all options, including those marked with footnote (2) and (3), participants are permitted to pay the exercise price of the options with our stock; participants are permitted to defer receipt of shares upon an exercise and thereby defer gain; options exercised more than one year prior to the end of their term are eligible for a reload option grant when the exercise price is paid with our stock, with the reload option grant for the number of shares surrendered and having an exercise price equal to fair market value at the time of the first exercise and a term equal to the remainder of the first option's term; the option plan provides for tax withholding rights upon approval of the plan committee; and upon a Change in Control (as defined in the subsection entitled

      Employment Contracts and Termination of Employment and Change-in-Control Arrangements"), all options vest.

(2) Options indicated by footnote (2) that were granted during 2000 were granted in lieu of compensation earned during 1999. Mr. Glass and Mr. Thomas were granted options for 5,140 shares and 7,711 shares on 1-3-00 in lieu of salary of $15,000 and $30,000, respectively. Messrs Horn, Glass, Thomas and O'Connor were granted options for 37,037 shares, 18,519 shares, 92,091 shares and 55,243 shares, respectively on 3-1-00 in lieu of 1999 bonus of $100,000, $50,000, $248,645 and $149,155, respectively. The exercise price per share equals 85% of the fair market value ("FMV") of one share of Corporation common stock on the grant date. The options vest 100% at the time of grant. No SAR's were granted. FMV on grant dates were $27.91 and $17.97 on 1-3-00 and 3-1-00.

(3) Options indicated by footnote (3) were granted in lieu of compensation earned during 2000 and contain the same terms as described generally in footnote (2), except that the exercise price per share equals 80% of FMV on the grant date, and the option vests six months after the grant date. Mr. Glass's option was granted on 7-3-00 in lieu of $25,000 of his 2000 salary. FMV on the grant date was $17.78.

(4) A variation of the Black-Scholes option pricing model has been used. The following assumptions were made for purposes of calculating the Grant Date Value of the options granted 1-3-00, 3-1-00, 3-1-00 (options in lieu of compensation), and 7-3-00, respectively: an exercise price of $23.72, $17.97, $15.27, and $14.22; an option term of 20 years, 10 years, 20 years, and 20 years; an interest rate of 6.66%, 6.26%, 6.26%, and 6.05%; volatility of 32.62%, 36.31%, 36.31%, and 39.57%; a dividend yield of 3.15%, 4.90%, 4.90%, and 4.95%; a reduction of 0%, 24.18%, 0%, and 2.00%
      to reflect the probability of forfeiture due to termination prior to vesting; and reduction of 8.61%, 6.14%, 3.72%, and 2.82% to reflect the probability of a shortened option term due to termination prior to the option expiration date. The actual value, if any, realized by a participant upon the exercise of an option may differ and will depend on the future market value of our common stock.

      The following table provides information about stock options and SAR's held at December 31, 2000, and exercises during 2000 by the officers named in the Summary Compensation Table. The values in column (e) reflect the spread between the market value at December 29, 2000, of the shares underlying the option and the exercise price of the option.


                                 Aggregated Option/SAR Exercises in Last Fiscal Year and
                                         Fiscal Year-End Option/SAR Values Table
-------------------------------------------------------------------------------------------------------------------------
      (a)             (b)               (c)                            (d)                              (e)
                                                               Number of Securities
                                                              Underlying Unexercised           Value of Unexercised
                                                                 Options/SARs at             In-the-Money Options/SARs
                                                               Fiscal Year-End (1)            at Fiscal Year-End (1)
                                                           ----------------------------    ------------------------------
                          Shares
                         Acquired           Value
Name                    On Exercise        Realized        Exercisable    Unexercisable    Exercisable     Unexercisable
                            (#)              ($)              (#)              (#)            ($)               ($)
-------------------------------------------------------------------------------------------------------------------------
Mr. Horn                 17,172 (2)       $243,392          807,161           87,007       $11,143,752               --

Mr. Glass                20,772            322,330          269,590           41,880         2,706,397         $101,608

Mr. Kelley               20,772            298,313          229,467           32,989         2,532,005               --

Mr. Thomas               10,632 (2)        150,363          285,882           16,705         2,779,145               --

Mr. O'Connor             14,176            317,880          155,998           12,708         1,716,219               --
-------------------------------------------------------------------------------------------------------------------------

(1) No SAR's are attached to any of the options in the table. Option values are based on $28.69 per share, the average of the high and low sales price on 12-29-00.

(2) Exercises identified with footnote (2) include the following shares whose receipt was deferred by the officer to a date subsequent to the exercise date: Mr. Horn - 13,268 shares, Mr. Thomas - 8,210 shares. The value realized is the difference between the fair market value of the shares on the exercise date and the exercise price of the option. The actual value ultimately realized will depend on the future market value of the shares at the termination of the deferral period.

      The following table provides information about estimated combined benefits under both our Pension Plan and our Pension Restoration Plan.

                                                 Pension Plan Table

=========================================================================================================================
     Covered
   Compensation                                            Years of Service*
-------------------------------------------------------------------------------------------------------------------------

                    15 Yrs.          20 Yrs.           25 Yrs.          30 Yrs.          35 Yrs.           40 Yrs.
-------------------------------------------------------------------------------------------------------------------------
       $100,000         $ 44,244         $ 53,008          $ 61,769         $ 65,590         $ 69,416          $ 73,243
        150,000           59,046           72,746            86,441           92,727           99,020           105,314
        200,000           73,848           92,484           111,114          119,864          128,624           137,385
        250,000           88,650          112,222           135,786          147,001          158,228           169,456
        300,000          103,452          131,960           160,459          174,138          187,832           201,527
        350,000          118,254          151,698           185,131          201,275          217,436           233,598
        400,000          133,056          171,436           209,804          228,412          247,040           265,669
        450,000          147,858          191,174           234,476          255,549          276,644           297,740
        500,000          162,660          210,912           259,149          282,686          306,248           329,811
        550,000          177,462          230,650           283,821          309,823          335,852           361,882
        600,000          192,264          250,388           308,494          336,960          365,456           393,953
        650,000          207,066          270,126           333,166          364,097          395,060           426,024
        700,000          221,868          289,864           357,839          391,234          424,664           458,095
        750,000          236,670          309,602           382,511          418,371          454,268           490,166
        800,000          251,472          329,340           407,184          445,508          483,872           522,237
=========================================================================================================================

     *Benefit shown is subject to limitations fixed by the Secretary of the Treasury pursuant to Section 415 of the Internal Revenue Code of 1986, as amended. The limitation is $135,000 for 2000 or 100% of the employee's average income in his three highest paid years, whichever is less. However, a benefit as high as $136,425 could be accrued prior to 1983 and such higher benefit may be paid to the employee who attained that level prior to 1983.

      Our Pension Plan is integrated with social security under an "offset" formula, applicable to all participants. Retirement benefits are based upon a participant's average base salary for the highest 60 consecutive months of the last 120 months of service ("Covered Compensation"), service, and social security benefits. Benefits are normally payable in monthly installments after age 65. The normal form of benefit payment for a married participant is a qualified joint and survivor annuity with the surviving spouse receiving for life 50 percent of the monthly amount the participant received. The normal form of benefit payment for an unmarried participant is an annuity payable for life and 10 years certain. For purposes of the plan, "compensation" is defined as the total cash remuneration reportable on the employee's IRS form W-2, plus pre-tax contributions under the Savings Plan and employee contributions under the Flexible Benefits Plan, excluding bonuses, commissions, and incentive and contingent compensation. Our Pension Restoration Plan is an unfunded plan covering employees in the highest salary grades, including Messrs. Horn, Glass, and Kelley, whose benefits under the Pension Plan have been limited under Tax Code Section 415, as described in the note to the Pension Table, and Tax Code
Section 401(a)(17), which limits compensation to $170,000 for purposes of certain benefit calculations. "Compensation" is defined in the same manner as it is for purposes of the Pension Plan. Under the Pension Restoration Plan participants receive the difference between the monthly pension payable, if tax code limitations did not apply, and the actual pension payable. The amounts shown in the table are annual benefits payable (including any social security payments) in the event of retirement on December 31, 2000, at age 65 of a participant with a spouse who is age 65, assuming receipt of a qualified joint and 50% survivor annuity. The estimated credited years of service and the compensation covered by the plans for each of the individuals named in the Summary Compensation Table are as follows: Mr. Horn, 37 ($638,019); Mr. Glass, 27 ($397,038); Mr. Kelley, 31
($390,146); Mr. Thomas, 11 ($182,078); and Mr. O'Connor, 30 ($194,841).

             Employment Contracts and Termination of Employment and
                         Change-in-Control Arrangements

      We have contracts with approximately 50 officers, including each of the named executive officers, which may be terminated upon three years' prior notice. These contracts provide generally for a payment (which, for the named executive officers, is equal to three times annual base salary plus annual target bonus) in the event of a termination of the officer's employment by us other than "for cause" or by the employee for "good reason" (as such terms are defined in the contracts) within 36 months after a "Change-in-Control" or the officer's termination of employment for any reason (other than "cause") during the 30-day period commencing one year after a Change-in-Control. The contracts provide generally for an excise tax gross-up with respect to any taxes incurred under Internal Revenue Code Section 4999 following a Change-in-Control and for 3 years continued welfare benefits. The term "Change-in-Control" is defined to include:

      - a merger or other business combination, unless (i) more than 50 percent of the voting power of the corporation resulting from the business combination is represented by our voting securities outstanding immediately prior thereto, (ii) no person or other entity beneficially owns 20 percent or more of the resulting corporation, and (iii) at least a majority of the members of the board of directors of the resulting corporation were our directors at the time of board approval of the business combination (solely for purposes of the severance contracts, but not for purposes of their 30-day termination period, the "50 percent" test in clause (i) is changed to "60 percent" and the "majority of the board" test in clause (iii) is changed to "two-thirds of the board"),

      - the acquisition by a person or other entity of 20 percent or more of our outstanding voting stock,

      -     a change in a majority of the Board of Directors, or

      - shareholder approval of a plan of complete liquidation or a sale of substantially all of our assets.

      A Change-in-Control has the following effect on certain benefit plans in which the named executive officers participate:

      - Target annual bonuses are prorated through the date of the Change-in-Control and paid.

      - Restricted stock, restricted stock units, phantom stock units and unvested stock options vest.

      - Under our Pension Restoration Plan, a lump sum payout is made to participants of the present value, using a discount rate of 4.2 percent, of the participant's scheduled projected benefits, assuming periodic distributions of the participant's accrued benefit in the normal form under the plan, actuarially adjusted according to a formula for the participant's age at the time of the Change-in-Control.

      - Excess funding in the Pension Plan is allocated, according to a formula, to participants and retirees.

      - Deferred compensation under individual deferral agreements which accrue interest based on the 10-year Treasury rate and certain other benefits are paid over to previously established rabbi trusts. Funds in such trusts will remain available for the benefit of our general creditors prior to distribution.

      - Our Survivor Benefits Plan generally cannot be amended to reduce benefits.

      - Under the Directors and Executives Deferred Compensation Plan, a lump sum payout is made to participating employees and certain terminated employees of the present value, using a discount rate of
            4.2 percent, of the participant's scheduled projected distributions, assuming employment through normal retirement date and continued interest accruals at above-market rates, described in the "Compensation of Directors" section below.

                        Compensation Committee Interlocks
                            and Insider Participation

      Messrs. Cantu, Martin and Rose and Mrs. Palmer, all of whom are non-employee directors, served as members of the Board of Director's Human Resources Committee ("Committee"), which is our compensation committee, during all or a portion of 2000. No interlocking relationships existed with respect to any of the members of the Committee. Mr. Horn, Chairman, President and CEO of First Tennessee, was, however, during 2000 Chairman of the compensation committee of Mid-America Apartment Communities, Inc., of which Mr. Cates, a director of First Tennessee, is Chairman and CEO.

                 Certain Relationships and Related Transactions

      Our banking subsidiaries have had banking transactions in the ordinary course of business with our executive officers, directors, nominees, and their associates which are reported in a note to our financial statements, and they expect to have such transactions in the future. Such transactions, which at December 31, 2000, amounted to 4.50 percent of our shareholders' equity, have been on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and have not involved more than normal risk of collectibility or presented other unfavorable features.

      Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Board Compensation Committee Report on Executive Compensation and the Total Shareholder Return Performance Graph shall not be incorporated by reference into any such filings.

          Board Compensation Committee Report on Executive Compensation

      Our Bylaws require the Board of Directors or a Board committee to determine the compensation of executive officers. The Board has designated the Human Resources Committee (Committee) to perform this function. The Committee is composed entirely of independent, nonemployee directors who have no interlocking relationships with us. The Committee has set forth below its report on the compensation policies applicable to executive officers and the bases for the compensation of the Chief Executive Officer (CEO) during 2000.

      Our executive compensation programs are designed to align the interests of the executive officers with our performance and the interests of our shareholders. Approximately 70 to 85 percent of the executive officers' annual compensation potential is at risk based on corporate performance and total shareholder return (defined below). Compensation programs have been designed to reward executive officers in both cash and our stock based on performance that also rewards shareholders. When corporate performance does not meet criteria established by the Committee, incentive compensation is reduced accordingly. In addition, the executive compensation program has been designed to attract and retain qualified executive officers. Executive compensation consists generally of the following components:

      -     base salary
      -     annual incentive bonus
      -     long-term incentive awards
      - deferral of compensation through stock option grants or at market interest rates (or for compensation deferred before 1996 at above-market rates)
      - customary employee and other benefits typically offered to similarly situated executives

      Base salary and annual bonus are based on an evaluation of the individual's position and responsibilities based on independent criteria and external market data and personal and corporate performance. The Committee does not assign a specific weight to any of the factors but places greater emphasis on corporate and personal performance in the overall mix.

      Long-term incentive awards consist of restricted stock awards containing provisions for acceleration of vesting upon achievement of corporate performance criteria and stock options. It is not our practice to "reprice" stock options or to price them at less than fair market value on the date of grant. Although deferred compensation options have an exercise price of 80 percent (85 percent for options granted for years prior to the year 2000) of fair market value on the grant date, to receive the option the participant must forego the right to receive cash compensation. Under our option plans the amount of the foregone cash compensation plus the option exercise price must equal or exceed 100% of fair market value. We have offered deferred compensation at above-market rates and deferrals through the use of stock options with deferrals since 1995 limited to stock options or a 10-year Treasury rate of interest. Executive officers may also defer the receipt of shares upon the exercise of stock options and defer the receipt of restricted stock prior to the lapse of restrictions. Except for our stock fund within our 401(k) plan, other benefits provided to the executive officers are not tied to corporate performance.

      The Committee reviewed external market data provided by an independent consulting firm from 14 of the highest-performing companies in the American Banker Top 50, a peer group of banking organizations against which we measure our strategic performance. We selected the highest-performing companies based generally on the following one and five-year return measures: return on assets, return on equity, earnings per share growth, and total shareholder return.

      The purpose of the review was to determine compensation practices of these companies. The Committee also reviewed available compensation data on the other banking organizations in the American Banker Top 50. The compensation peer group used by the independent consulting firm did not include all of the banking organizations listed in the Total Shareholder Return Performance Graph ("TSR graph") for the 2000 peer group because compensation data on every organization included in the TSR graph was not available. The median asset size of the compensation highest-performing peer group was $43.3 billion. The median asset size of the American Banker Top 50 was $64.1 billion. In actual practice the compensation of executive officers approximates the median of the compensation highest-performing peer group when performance goals are met. We do not, however, have a specific policy that mandates how our compensation practices will compare to the peer group.

      All compensation paid to executive officers during 2000 is fully deductible on our corporate federal income tax return. Section 162(m) of the Tax Code generally disallows a tax deduction to public companies, including us, for compensation exceeding $1 million paid during the year to the CEO and the four other highest paid executive officers at year end. Certain performance-based compensation is not, however, subject to the deduction limit. Under Tax Code regulations the salary and TARSAP (defined below) portions of compensation do not meet the performance-based compensation criteria of Section 162(m). The restricted stock plan permits deferral by participants of the receipt of restricted stock prior to the lapse of restrictions. Any such deferral does not represent compensation paid during the year, and thus, is not currently subject to the Section 162(m) limitation. The Committee's practice is to continue to consider ways to maximize the deductibility of executive compensation while retaining the discretion deemed necessary to compensate executive officers in a manner commensurate with performance and the competitive market of executive talent.

                           (i) The CEO's Compensation

      Base Salary: The Committee establishes the CEO's base salary annually based on corporate performance, achievement of objectives in his individualized written personal plan, and competitive practices within the industry.

      The CEO develops his personal plan and submits it to the Committee for review and recommendation. The Board of Directors approves the plan, which generally contains strategic, quality and financial goals. A salary increase of 6 percent for Mr. Horn was approved in February of 2000 based on substantial achievement of 1999 corporate return on common equity (ROE) objectives, Bank return on assets (ROA) objectives, earnings per share (EPS) growth objectives, personal plan objectives, and competitive practices. Although no specific weight is assigned to these factors, the Committee places greater emphasis on corporate and personal performance than on competitive practices within the industry. Base salary is intended to represent approximately 15 percent to 30 percent of the CEO's total compensation potential.

      Annual Bonus: The CEO's annual bonus is based entirely on our corporate performance against financial objectives established by the Committee at the beginning of each year. The financial objectives for 2000 were based on ROE and EPS. The CEO may be awarded an annual bonus of a maximum of 125 percent of his salary dollars earned during the year. The degree of our success in reaching the corporate targets determines a payout of zero percent to 100 percent of the CEO's annual bonus potential. During 2000, our corporate performance resulted in a payout of no bonus to the CEO for 2000. The annual bonus plan in which executive officers, including the CEO, participate was amended in October of 1999 to reduce the amount paid in cash by approximately 25 percent for the 1999, 2000 and 2001 plan years and to grant stock options to the executive officers in an amount that was based on a multiple of the bonus reduction. The Committee made these changes to further align the interests of the officers with the interests of our shareholders.

      Long-term Awards: The CEO's long-term incentive compensation consists of restricted stock and stock options.

      Our restricted stock program includes performance criteria as a condition to early vesting of awards to executive officers. The objective of this time accelerated restricted stock award plan (TARSAP) feature is to associate more closely the long-term compensation of executive officers with shareholder interests. Under the TARSAP feature restricted stock is granted with accelerated vesting if performance criteria established by the Committee are met with respect to specified performance periods. Performance periods are for three years and overlap: e.g., 1998-2000, 1999-2001, 2000-2002. Performance criteria have always been based, for all participants, including the CEO, on total shareholder return (appreciation in the market value of our stock with dividends reinvested-TSR) targets established at the beginning of each performance period. Targets are based on our percentile ranking in a peer group (the "100-bank peer group") of approximately the 100 largest banking organizations by asset size traded on U.S. exchanges, including the Nasdaq Stock Market's National Market System, with the condition that TSR must be a positive number. The 100-bank peer group is different from the peer group used to compare shareholder returns. The 100-bank peer group was originally selected in 1990, prior to the adoption of SEC rules requiring disclosure of a shareholder return performance graph, because the Committee believed that it was an appropriate index with which to associate more closely long-term compensation of executives with shareholder interests. The restricted stock program which contains the 100-bank peer group has produced the desired results, and thus, the Committee has continued to use it for the restricted stock program. In addition to the TSR targets, the Committee adopted alternative criteria for the accelerated vesting of TARSAP awards made in 1996 and future years based upon our percentile ranking within the 100-bank peer group with respect to operating EPS growth rate (or exceeding a minimum operating EPS growth rate) and average operating ROE, with the condition that TSR must be a positive number. In January of 2001, the Committee did not approve the accelerated vesting of the TARSAP shares for the 1998-2000 performance period because neither the target nor the alternative criteria for the period were met.

      In addition to performance-based restricted stock awards, the Committee generally awards stock options to executive officers, including the CEO, as a part of a broad-based stock option program under which awards are made to all of our employees, both full-time and part-time. The CEO's option award (which is disclosed in the "Option/SAR Grants in Last Fiscal Year Table") was based on an estimated value of the option which in combination with the restricted stock award provides the basis for a competitive long-term incentive package.

Because the value of the option to the CEO is a function of the price growth of our stock, the amount realized by the CEO is tied directly to increases in shareholder value. In addition, the option grant contained a performance-based, accelerated vesting feature, which is described in part (ii) of this report.

      Other Benefits: The CEO's compensation reported in the Summary Compensation Table also includes accrual of above-market rates of interest on compensation deferred prior to 1996 and the cost of insurance to fund a supplemental retirement plan and life insurance benefit, which are not directly based on corporate performance. Above-market rates are accrued for deferred compensation of the CEO and other named executive officers to retain key officers. Generally, the plan under which this benefit is offered requires that the amount deferred be automatically recalculated at market rates if termination occurs prior to retirement.

                    (ii) Other Executive Officer Compensation

      Base Salary: The CEO recommends and the Committee approves the base salary for executive officers other than the CEO. Recommendations are generally based on corporate performance (as measured by financial, quality and strategic objectives), individual overall performance during the prior year, and competitiveness in the market place. Corporate performance objectives for 1999, which were substantially achieved, were the same for executive officers as the
CEO: corporate ROE and Bank ROA objectives, and EPS growth objectives. It is our policy to maintain a competitive salary commensurate with the duties and responsibilities of the executive officers. Salary is intended to represent approximately 15 percent to 30 percent of an executive officer's potential annual compensation.

      Annual Bonus: Executive officers' annual bonus is based on achievement of corporate financial objectives and performance against personal objectives for the year, which are recorded in individualized written personal plans. Individual objectives must include financial, quality and strategic goals. The degree of completion of goals determines the award. Financial objectives for 2000 were based on ROE and EPS. Although the CEO has an individualized personal plan, his annual bonus is based entirely on corporate financial performance, and the Chief Credit Officer's and Controller's annual bonuses are based solely on individualized personal plans. The maximum annual bonus of executive officers other than the CEO is between 45 percent and 100 percent of salary dollars during the year, based on salary grade. During 2000, our corporate performance resulted in a payment of no bonus for any executive officer whose bonus was based on corporate performance.

      Long-term Awards: The executive officers named in the Summary Compensation Table and all but one of the other executive officers participate in the TARSAP program described above with respect to the CEO. The performance criteria are identical. The number of shares awarded for a three-year performance period is generally 50 percent of the participant's salary grade mid-point, based on market value of the shares at the time of the award. We do not provide a federal income tax gross-up to executive officers at the vesting of restricted stock.

      In addition to performance-based restricted stock awards, the Committee generally awards stock options annually on our stock to executive officers, including the CEO, as a part of the option program discussed in part (i) of this report. The number of shares awarded to executive officers is equal to a percentage of salary (ranging from 100 percent to 200 percent depending on salary grade, with 200 percent used for the CEO) divided by the market value (or for the CEO and the Financial Services Presidents, the Black-Scholes value) of one share of our stock at the time of grant. Executive officers may also be awarded shares in addition to those calculated as a percent of salary if in the opinion of the Committee additional shares are required to ensure a competitive compensation opportunity. The exercise price is the market value at the time of grant. Options are awarded based on personal performance and to encourage future performance as well as for retention purposes (with a ten-year term and vesting at 50 percent after four years and 100 percent after five years). The March 2000 grant's exercise price is $17.97. This grant contains a provision for accelerated vesting if the closing market price per share equals at least $24.58 for five consecutive days in the three years following the grant or at the end of the three year period. This grant vested on December 7, 2000. Options are not granted based on prior corporate performance; except for the March 2000 grants made to the CEO and the Financial Services Presidents, which were based in part on prior corporate performance.

      As described above for executive officers and the CEO, bonus plans for all employees above a specified salary grade were amended to reduce amounts paid in cash by approximately 25 percent for plan years 1999, 2000, and 2001, and the Committee awarded options to the portion of this population who received bonuses at its February 2001 meeting in an amount based on a multiple of the 2000 bonus reduction.

      Other Benefits: We have adopted certain broad-based employee benefit plans in which executive officers participate and certain other retirement, life and health insurance plans and we provide customary personal benefits. Except for our stock fund within our 401(k) plan, the benefits under these plans are not tied to corporate performance. The executive officers named in the Summary Compensation Table participate in the other benefits described above with respect to the CEO.




                                    Human Resources Committee

                                    Vicki R. Palmer, Chairperson
                                    Carlos H. Cantu
                                    R. Brad Martin
                                    Michael D. Rose

      The following graph compares the yearly percentage change in our cumulative total shareholder return with returns based on the Standard and Poor's 500 index and a peer group index, which is described below and in a footnote to the graph. It should be noted that the "total shareholder return" reflected in the graph is not comparable to the "total shareholder return" described in the Compensation Committee Report because the former has a different measurement period and it has been adjusted and weighted for the market capitalization of the companies in the peer group, as required by SEC regulations. Our peer group consists of the American Banker Top 50 banking organizations (excluding First Tennessee) as measured by market capitalization as of the end of the most recent fiscal year.

                   TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH

                                     [CHART]

--------------------------------------------------------------------------------
                        1995       1996      1997      1998      1999       2000
--------------------------------------------------------------------------------

First Tennessee         $100       $128      $233      $272      $209       $221
S&P 500                  100        123       164       211       255        232
2000 Peer Group          100        139       216       236       227        269

The graph assumes $100 is invested on December 31, 1995, and dividends are reinvested. Returns are market-capitalization weighted.
--------------------------------------------------------------------------------

      The 2000 peer group consists of the following: AmSouth Bancorporation, Associated Banc Corp, BankWest Corporation, Banknorth Group, Inc., Banc One Corporation, BankAmerica Corporation, Bank of New York Co., Inc., Branch Banking and Trust Company, Charter One Financial, Inc., Citigroup Inc., Comerica Incorporated, Commerce Bancorp, Commerce Bancshares, Inc., Compass Bancshares, Inc., Cullen/Frost Bankers Inc., Fifth Third Bancorp, First Virginia Banks, Inc., Firstar Corp, First Union Corporation, First Merit Corp, Fleet Boston Financial Corp., Hibernia Corporation, Huntington Bancshares Incorporated, J.P. Morgan Chase & Co., KeyCorp, M & T Bank Corporation, Marshall & Ilsley Corporation, Mellon Financial Corporation, Mercantile Bankshares Corporation, National City Corporation, National Commerce Bancorp, North Fork Bancorporation, Northern Trust Corporation, Old Kent Financial Corporation, PNC Financial Services, Popular Inc., Regions Financial Corp, SouthTrust Corporation, State Street Corporation, Summit Bancorp, SunTrust Banks, Inc., Synovus Financial Corporation, TCF Financial Corp, UnionBanCal Corporation, Union Planters Corporation, U.S. Bancorp [DE], Wachovia Corporation, Wells Fargo & Company, and Zions Bancorporation.

                            Compensation of Directors

      During 2000, each nonemployee director was paid a retainer quarterly at an annual rate of $22,000 plus a fee of $1,000 for each day of each Board and each committee meeting attended. The chairpersons of the Audit and Human Resources Committees were paid quarterly an additional retainer at an annual rate of $3,000 each. Our practice is to hold Board and committee meetings jointly with the Bank's Board and committees. All of our directors are also directors of the Bank. Directors are not separately compensated for Bank Board or committee meetings except for those infrequent meetings that do not occur jointly. Directors who are officers are not separately compensated for their services as directors. Under the terms of our 1992 Restricted Stock Incentive Plan, which was approved by the shareholders, all nonemployee directors received an automatic, nondiscretionary award of 6,000 shares (adjusted for stock splits) of restricted stock on May 1, 1992, and all new nonemployee directors will receive such award upon election to the Board. Restrictions lapse at the rate of 10 percent annually. Such shares are forfeited if the director terminates for any reason other than death, disability, retirement, or the acquisition by a person of 20 percent of the voting power of our stock. Upon termination for any of the four listed reasons, all shares vest. Directors may elect to defer their retainers and fees. Under the 2000 Non-Employee Directors' Deferred Compensation Stock Option Plan, all non-employee directors elected to receive stock options in lieu of fees through 2004. The exercise price per share is 80 percent (85% under a prior plan for options granted prior to the year 2000) of fair market value of one share of our common stock on the date of grant, and the number of shares subject to option granted equals the amount of fees deferred divided by 20 percent (15 percent under a prior plan with respect to options granted prior to the year 2000) of the fair market value of one share on the date of grant. Under the Directors and Executives Deferred Compensation Plan, not offered with respect to compensation earned since 1995, under which up to six annual deferrals may be elected, amounts deferred accrue interest at rates ranging from 17-22 percent annually, based on age at the time of deferral, with a reduction to a guaranteed rate based on 10-year Treasury obligations if a participant terminates prior to a change-in-control for a reason other than death, disability or retirement. Interim distributions in an amount between 85 percent and 100 percent of the amount originally deferred are made in the eighth through the eleventh years following the year of deferral, with the amount remaining in a participant's account and accrued interest generally paid monthly over the 15 years following retirement at age 65. Certain restrictions and limitations apply on payments and distributions. Under other deferral agreements, nonemployee directors have deferred and may defer amounts which generally accrue interest at a rate tied to 10-year Treasury obligations.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires our directors and officers to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to furnish us with copies of all forms filed.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the past fiscal year all Section 16(a) filing requirements applicable to our officers and directors were complied with, except for the following. Mr. Horn and Mr. Thomas each filed one report late covering one transaction involving an employee stock option exercise, payment of the exercise price with our stock and deferral of receipt of the shares. Mr. O'Connor filed one report covering one transaction involving the cash exercise of an employee stock option late due to a clerical error by First Tennessee. None of these transactions was subject to short swing profits liability.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

      A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE FREE OF CHARGE TO EACH SHAREHOLDER OF RECORD UPON WRITTEN REQUEST TO THE TREASURER, FIRST TENNESSEE NATIONAL CORPORATION,
P. O. BOX 84, MEMPHIS, TENNESSEE, 38101. Each such written request must set forth a good faith representation that as of the record date specified in the notice of annual shareholders' meeting the person making the request was a beneficial owner of a security entitled to vote at the annual meeting of shareholders.

      The exhibits to the Annual Report on Form 10-K will also be supplied upon written request to the Treasurer and payment to us of the cost of furnishing the requested exhibit or exhibits. A document containing a list of each exhibit to Form 10-K, as well as a brief description and the cost of furnishing each such exhibit, will accompany the Annual Report on Form 10-K.

BY ORDER OF THE
BOARD OF DIRECTORS



/s/ Lenore S. Creson
--------------------------------------
Corporate Secretary
March 15, 2001

                                                                      Appendix A


                             AUDIT COMMITTEE CHARTER
                      FIRST TENNESSEE NATIONAL CORPORATION
                    (AS AMENDED AND RESTATED APRIL 18, 2000)

                   ESTABLISHMENT AND PURPOSES OF THE COMMITTEE

Acting pursuant to Tennessee Code Annotated Section 48-18-206, Article 11(b)(8) of the Corporation's restated charter, as amended, and Section 3.5 of the Corporation's bylaws, as amended, the Board of Directors of First Tennessee National Corporation hereby creates the Audit Committee (the "Committee") of the Board of Directors, which shall assist the Board of Directors in (1) its oversight of the Corporation's accounting and financial reporting principles and policies and internal audit controls and procedures, (2) its oversight of the Corporation's financial statements and the independent audit thereof, (3) recommending to the Board the nomination of the independent auditor to be proposed for shareholder approval, evaluating the independent auditor and, when deemed appropriate, recommending the replacement of the independent auditor, and
(4) evaluating the independence of the independent auditor.

The function of the Committee is oversight. Management of the Corporation is responsible for preparation, presentation and integrity of the Corporation's financial statements. Management and the internal auditor are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews, including reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. It is recognized that, in fulfilling their responsibilities hereunder, members of the Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Committee shall be entitled to rely on (1) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board).

The independent auditor for the Corporation is ultimately accountable to the Board of Directors (as assisted by the Committee). The Board, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate, and when appropriate replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval).

The independent auditor shall submit to the Corporation annually a formal written statement delineating all relationships between the independent auditor and the Corporation ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

                       QUALIFICATIONS OF COMMITTEE MEMBERS

The Committee shall consist of at least three members appointed annually by a majority of the entire Board on the recommendation of the Human Resources Committee of the Board of Directors, acting in its capacity as the nominating committee. Members shall be directors who meet the independence and experience requirements of the New York Stock Exchange ("NYSE"), as such requirements are interpreted by the Board of Directors in the exercise of its business judgment.

                           OPERATION OF THE COMMITTEE

Meeting shall be held at least four times yearly and may be called at any time by the Committee Chairperson or by any two members of the Committee upon written or oral notice to a majority of the members of the Committee prior to the meeting. A quorum shall consist of a majority of the members and the vote of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee. Proceedings of the Committee over the signature of a member in attendance shall be recorded in a minute book and reflect the names of those in attendance. The Chairperson of the Committee will present a report of Committee activities to the full Board of Directors at its next regularly scheduled meeting. The Secretary of the Board will permanently maintain the minutes of Committee meetings. Meetings may be held jointly with a similar committee of First Tennessee Bank National Association ("Bank") if either the members of the Bank's committee and the members of this Committee are identical or all of the members of the Bank's committee would meet the independence and experience requirements of the NYSE, including any exceptions permitted thereby. The Committee shall have unrestricted access to Corporation personnel and documents and will be given the resources necessary to discharge its responsibilities. The Committee shall have the resources and authority to retain special legal, accounting, auditing or other experts or consultants to advise the Committee. The Committee may request any officer or employee of the Corporation or of the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. It will be the responsibility of the Committee to maintain free and open means of communication between the directors and management of the Corporation. The Committee shall meet separately at least annually with management, the internal auditor, and the independent auditor in separate executive sessions to discuss any matters that the Committee or any of these persons or firms believes should be discussed privately.

                             DUTIES OF THE COMMITTEE

The Committee is hereby delegated full authority with respect to the following matters and such additional matters as may be provided in the bylaws of the Corporation or as the Board of Directors may from time to time by resolution adopt by a majority of the entire Board specify:


1.       with respect to the independent auditor,

         a. provide advice to the Board in selecting, evaluating and replacing the independent auditor.

         b. review the fees charged by the independent auditor for audit and non-audit services.

         c. ensure that the independent auditor prepares and delivers annually a Statement as to Independence (it being understood that the independent auditor is responsible for the accuracy and completeness of this Statement), discuss with the independent auditor any relationships or services disclosed in this Statement that may have an impact on the objectivity or independence of the Corporation's independent auditor and recommend that the Board take appropriate action in response to this Statement to satisfy itself of the independent auditor's independence.

         d. instruct the independent auditor that the independent auditor is ultimately accountable to the Board and the Committee.

2.       with respect to the internal auditing department,

         a. make recommendations to the Board concerning the appointment and removal of the Corporation's internal auditor.

         b. advise the internal auditor that he or she is expected to provide the Committee summaries of and, as appropriate, significant reports to management prepared by the internal auditing department and management's responses thereto.

3. with respect to financial reporting principles and policies and internal audit controls and procedures,

         a. advise management, the internal auditor and the independent auditor that each is expected to provide to the Committee a timely analysis of significant financial reporting issues and practices.

         b. consider any reports or communications (and management's and/or the internal auditor's responses thereto) submitted to the Committee by the independent auditor required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

         c. meet with management, the internal auditor, and/or the independent auditor to discuss the scope of the annual audit, the audited financial statements and the form of opinion thereon proposed by the independent auditor, any significant matters arising from any audit or report or communication with respect to significant reports to management prepared by the internal auditor or required by or referred to in SAS 61 relating to the Corporation's financial statements, and significant changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor, the internal auditor or management, and inquire about significant risks and exposures if any, and the steps taken to monitor and minimize such risks.

         d. obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which set forth certain procedures to be followed in any audit of financial statements required under that act.

         e. review the Corporation's compliance policies and any material reports or inquiries received from regulators or government agencies and management's responses and, with the Corporation's General Counsel, pending and threatened claims that may have a material impact on the financial statements.

4.       with respect to reporting and recommendations,

         a. prepare any report, including any recommendation of the Committee, required by the rules of the Securities Exchange Commission to be included in the Corporation's annual proxy statement.

         b. to review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board.

                      FINANCIAL INFORMATION AND DISCUSSION

                                TABLE OF CONTENTS




Selected Financial and Operating Data                                       F-2

Management's Discussion and Analysis                                        F-3

    General Information                                                     F-3

    Forward Looking Statements                                              F-3

    Income Statement Analysis (2000 compared to 1999)                       F-4

    Income Statement Analysis (1999 compared to 1998)                      F-14

    Balance Sheet Review                                                   F-15

    Risk Management                                                        F-21

    Quarterly Financial Information                                        F-32

    Subsequent Event                                                       F-32

Glossary                                                                   F-34

Consolidated Statements of Condition                                       F-37

Consolidated Statements of Income                                          F-38

Consolidated Statements of Shareholders' Equity                            F-39

Consolidated Statements of Cash Flows                                      F-40

Notes to Consolidated Financial Statements                                 F-41

Report of Independent Public Accountants                                   F-79

Consolidated Historical Performance Statements of Income                   F-80

Consolidated Average Balance Sheets and Related Yields and Rates           F-81


F-1                                        First Tennessee National Corporation

SELECTED FINANCIAL AND OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
(Dollars in millions except per share data)               2000         1999          1998          1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY INCOME STATEMENTS
Interest income                                        $ 1,363.0     $ 1,207.2    $ 1,133.8     $   941.3    $   896.5    $   822.5
Less interest expense                                      764.7         617.7        593.3         458.2        445.3        431.8
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                        598.3         589.5        540.5         483.1        451.2        390.7
Provision for loan losses                                   67.3          57.9         51.3          51.1         35.7         20.6
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision                        531.0         531.6        489.2         432.0        415.5        370.1
Noninterest income                                       1,063.4       1,123.1        985.5         668.1        571.2        492.6
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted gross income after provision                    1,594.4       1,654.7      1,474.7       1,100.1        986.7        862.7
Noninterest expense                                      1,257.4       1,275.3      1,121.8         785.0        704.5        609.7
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                 337.0         379.4        352.9         315.1        282.2        253.0
Applicable income taxes                                    104.4         131.9        126.5         117.6        102.3         88.1
------------------------------------------------------------------------------------------------------------------------------------
Net income                                             $   232.6     $   247.5    $   226.4     $   197.5    $   179.9    $   164.9
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK DATA
Basic earnings per share                               $    1.79     $    1.90    $    1.77     $    1.54    $    1.34    $    1.21
Diluted earnings per share                                  1.77          1.85         1.72          1.50         1.32         1.20
Cash dividends declared per share                            .88           .79         .685          .615        .5475         .485
Year-end book value per share                              10.70          9.52         8.50          7.44         7.14         6.50
Closing price of common stock per share:
    High                                                 29 1/16       45 3/16      38 1/16        33 3/4      19 5/16      15 7/16
    Low                                                  16 1/16       27 9/16     23 13/16        18 3/8      14 7/16      9 13/16
    Year-end                                            28 15/16        28 1/2      38 1/16        33 3/8       18 3/4       15 1/8
Dividends per share/year-end closing price                   3.0%          2.8%         1.8%          1.8%         2.9%         3.2%
Dividends per share/earnings per share (payout ratio)       49.7          42.7         39.8          41.0         41.5         40.4
Price/earnings ratio                                        16.3x         15.4x        22.1x         22.3x        14.2x        12.6x
Market capitalization                                  $ 3,744.7     $ 3,715.1    $ 4,920.8     $ 4,279.0    $ 2,507.2    $ 2,032.1
Average shares outstanding (thousands)                   129,865       130,573      128,235       128,365      134,393      136,050
Period-end shares outstanding (thousands)                128,745       129,878      128,974       128,209      133,715      134,356
Volume of shares traded (thousands)                       99,469        96,207      107,837       135,205      109,038      131,296
------------------------------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
Total assets                                           $19,320.8     $18,620.8    $16,720.7     $13,280.6    $12,588.3    $11,359.5
Total loans*                                             9,932.0       8,818.8      8,242.1       7,945.1      7,472.1      6,887.2
Investment securities                                    2,862.7       2,702.7      2,425.8       2,139.4      2,203.2      2,161.0
Earning assets                                          16,095.5      15,583.7     14,320.5      11,512.1     11,062.0     10,094.7
Deposits                                                12,860.8      12,302.1     10,996.4       9,207.1      8,945.5      8,132.4
Term borrowings                                            384.3         371.1        252.7         185.5        253.7        208.9
Shareholders' equity                                     1,276.6       1,186.8        996.0         878.8        897.5        822.8
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PERIOD-END BALANCES
Total assets                                           $18,555.1     $18,373.4    $18,734.0     $14,387.9    $13,058.9    $12,076.9
Total loans*                                            10,239.5       9,363.2      8,557.1       8,311.4      7,728.2      7,333.3
Investment securities                                    2,839.0       3,101.3      2,426.3       2,186.5      2,239.5      2,111.4
Earning assets                                          15,193.3      14,944.2     15,694.6      12,220.2     11,045.8     10,483.6
Deposits                                                12,188.7      11,358.7     11,723.0       9,671.8      9,033.1      8,582.2
Term borrowings                                            409.7         358.7        414.5         168.9        234.6        260.0
Shareholders' equity                                     1,384.2       1,241.5      1,099.5         954.1        954.5        873.2
------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Return on average shareholders' equity                     18.22%        20.86%       22.73%        22.47%       20.05%       20.04%
Return on average assets                                    1.20          1.33         1.35          1.49         1.43         1.45
Net interest margin                                         3.73          3.80         3.80          4.23         4.13         3.92
Allowance for loan losses to loans*                         1.40          1.49         1.59          1.51         1.52         1.54
Net charge-offs to average loans*                            .62           .59          .46           .54          .41          .30
Average total equity to average assets**                    7.16          6.91         6.55          7.36         7.13         7.24
Average shareholders' equity to average assets              6.61          6.37         5.96          6.62         7.13         7.24
Average tangible equity to average tangible assets          5.99          5.70         5.23          5.81         6.20         6.36
Average shareholders' equity to average net loans          13.04         13.68        12.28         11.24        12.20        12.15
------------------------------------------------------------------------------------------------------------------------------------
RETURN TO SHAREHOLDERS
Stock appreciation                                           1.5%        (25.1)%       14.0%         78.0%        24.0%        48.5%
Dividend yield                                               3.1           2.1          2.1           3.3          3.6          4.8
Total return                                                 4.6         (23.0)        16.1          81.3         27.6         53.3
------------------------------------------------------------------------------------------------------------------------------------

 * Net of unearned income.
** Total equity includes shareholders' equity, preferred stock of subsidiary and guaranteed preferred beneficial interests in First
   Tennessee's junior subordinated debentures.
See accompanying notes to consolidated financial statements. Common stock data reflects the 1998 and 1996 two-for-one stock splits.


First Tennessee National Corporation                                        F-2

                   MANAGEMENT'S DISCUSSION AND ANALYSIS (MD&A)


GENERAL INFORMATION
-------------------

First Tennessee National Corporation (First Tennessee) is headquartered in Memphis, Tennessee, and is a diversified financial services institution which provides banking and other financial services to its customers through various regional and national business lines. The REGIONAL BANKING GROUP includes the retail/commercial bank, the credit card division, and the trust division. The NATIONAL LINES OF BUSINESS include First Horizon Home Loan Corporation (also referred to as First Horizon Home Loans or mortgage banking), First Tennessee Capital Markets (also referred to as capital markets), and transaction processing (credit card merchant processing, automated teller machine network, payment processing operation, and check clearing).

Based on management's best estimates certain revenue and expenses are allocated and to reflect the inherent risk in each business line equity is assigned to the various business lines. These allocations are periodically reviewed and may be revised from time to time to more accurately reflect current business conditions and risks; the previous history is restated to ensure comparability.

For the purpose of this management discussion and analysis (MD&A), noninterest income (also called fee income) and total revenue exclude securities gains and losses. Net interest income has been adjusted to a fully taxable equivalent
(FTE) basis for certain tax-exempt loans and investments included in earning assets. Earning assets, including loans, have been expressed as averages, net of unearned income. First Tennessee Bank National Association, the primary bank subsidiary, is also referred to as FTBNA in this discussion.

The following financial discussion should be read with the accompanying consolidated financial statements and notes. A glossary is included at the end of the MD&A to assist with terminology.


FORWARD-LOOKING STATEMENTS
--------------------------

Management's discussion and analysis may contain forward-looking statements with respect to First Tennessee's beliefs, plans, goals, expectations, and estimates. These statements are contained in certain sections such as Noninterest Income, Net Interest Income, Interest Rate Risk Management, Credit Risk Management/Asset Quality, and Subsequent Event. Forward-looking statements are statements that are not based on historical information but rather are related to future operations, strategies, financial results or other developments. The words "believe", "expect", "anticipate", "intend", "estimate", "should", "is likely", "going forward", and other expressions that indicate future events and trends identify forward-looking statements. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond a company's control, and many of which, with respect to future business decisions and actions (such as acquisitions and divestitures), are subject to change (including possibly significant changes). Examples of uncertainties and contingencies include, among other important factors, general and local economic and business conditions; expectations of and actual timing and amount of interest rate movements (which can have a significant impact on a financial services institution); market and monetary fluctuations; inflation; competition within and outside the financial services industry; technology; and new products and services in the industries in which First Tennessee operates. Other uncertainties and contingencies are those inherent in originating and servicing loans, including prepayment risks and fluctuating collateral values and changes in customer financial condition. Additionally, the policies of the Office of the Comptroller of the Currency (OCC), the Board of Governors of the Federal Reserve System, the Financial Accounting Standards Board (FASB) and the Securities and Exchange Commission; unanticipated regulatory and judicial proceedings; and changes in laws and regulations applicable to First Tennessee and First Tennessee's success in executing its business plans and strategies and managing the risks involved in the foregoing, could cause actual results to differ from those currently anticipated. First Tennessee assumes no obligation to update any forward-looking statements that are made from time to time.


F-3                                        First Tennessee National Corporation

INCOME STATEMENTS ANALYSIS - 2000 COMPARED TO 1999
--------------------------------------------------

Earnings in 2000 were $232.6 million, a decline of 6 percent from $247.5 million earned in 1999. Diluted earnings per common share were $1.77 in 2000, down 4 percent from the $1.85 earned in 1999. Earnings per common share were $1.79 in 2000, down 6 percent from the $1.90 earned in 1999. Return on average assets
(ROA) was 1.20 percent in 2000 compared with 1.33 percent in 1999. Return on average shareholders' equity (ROE) was 18.2 percent in 2000 compared with 20.9 percent in 1999. These figures reflect a variety of transitional income and expense items, discussed in greater detail throughout this MD&A, that are not regarded as part of normal operations.

On December 31, 2000, First Tennessee was ranked among the top 50 bank holding companies nationally in market capitalization ($3.7 billion) and assets ($18.6 billion). On December 31, 1999, market capitalization was $3.7 billion and total assets were $18.4 billion.

Total revenue for 2000 decreased 3 percent, or $44.4 million, with net interest income increasing 2 percent, or $8.8 million, and fee income decreasing 5 percent, or $53.2 million.

NONINTEREST INCOME

Fee income provides the majority of First Tennessee's revenue. During 2000 fee income decreased 5 percent, to $1,067.6 million from $1,120.8 million, and contributed 64 percent to total revenue in 2000 compared with 66 percent in 1999. Table 1 provides six years of detailed information concerning First Tennessee's noninterest income. The following discussion provides additional information on various line items reported in the table.


TABLE 1 - ANALYSIS OF NONINTEREST INCOME
                                                                                                        Compound Annual
                                                                                                        Growth Rates (%)
                                                                                                        -----------------
(Dollars in thousands)             2000         1999        1998        1997        1996        1995     00/99    00/95
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
 Mortgage banking              $  388,777   $  632,771   $ 558,366   $ 330,131   $ 275,406   $ 213,563   38.6  -  12.7  +
 Divestitures                     157,635        4,246         567           -           -           -     NM      N/A
 Capital markets                  117,870      126,835     147,353      98,310      85,871      82,814    7.1  -   7.3  +
 Deposit transactions and
   cash management                116,080      106,240      90,444      86,047      78,228      74,124    9.3  +   9.4  +
 Trust services and
   investment management           65,817       59,807      51,198      40,941      34,704      34,435   10.0  +  13.8  +
 Merchant processing               48,232       49,711      37,462      32,111      24,185      19,164    3.0  -  20.3  +
 Cardholder fees                   29,666       25,579      21,046      19,833      17,155      14,885   16.0  +  14.8  +
 Equity securities
   gains/(losses)                     754        2,313       3,940        (854)     (2,495)      3,195   67.4  -  25.1  -
 Debt securities
   gains/(losses)                  (4,961)         (56)         36         141        (186)       (751)    NM     45.9  -
 All other income and
   commissions:
     Other service charges         23,199       17,430      14,863      10,474       9,891       7,709   33.1  +  24.7  +
     Insurance premiums and
       commissions                 12,203       10,912       8,725       6,457       5,644       6,606   11.8  +  13.1  +
     Check clearing fees           11,129       11,143       9,199      13,043      16,873      17,585     .1  -   8.7  -
     Other                         97,019       76,173      42,304      31,496      25,873      19,282   27.4  +  38.1  +
-------------------------------------------------------------------------------------------------------
 Total other income               143,550      115,658      75,091      61,470      58,281      51,182   24.1  +  22.9  +
-------------------------------------------------------------------------------------------------------
 Total noninterest income      $1,063,420   $1,123,104   $ 985,503   $ 668,130   $ 571,149   $ 492,611    5.3  -  16.6  +
=======================================================================================================

Certain previously reported amounts have been reclassified to agree with current presentation.
NM - not meaningful


First Tennessee National Corporation                                        F-4

MORTGAGE BANKING

First Horizon Home Loans, a subsidiary of FTBNA, originates and services residential mortgage loans. Following origination, the mortgage loans, primarily first-lien, are sold to investors in the secondary market while the rights to service such loans have historically been retained. Going forward, First Horizon Home Loans intends to increase the volume of flow servicing sales and retain a smaller amount of the servicing originated. Various hedging strategies are used to mitigate changes in the market value of the loan during the time period beginning with a price commitment to the customer and ending when the loan is delivered to the investor. Closed loans held during this time period are referred to as the mortgage warehouse. Origination fees and gains or losses from the sale of loans were recognized in 2000 at the time a mortgage loan was sold into the secondary market (See also Subsequent Events - Accounting for Derivative Instruments and Hedging Activities). Secondary marketing activities include gains or losses from mortgage warehouse hedging activities, product pricing decisions, and gains or losses from the sale of loans into the secondary market including the capitalized net present value of the mortgage servicing rights. Servicing rights permit the collection of fees for gathering and processing monthly mortgage payments for the owner of the mortgage loans. First Horizon Home Loans employs hedging strategies intended to maintain the value of its mortgage servicing rights through changing interest rate environments. Miscellaneous income includes the net gains or losses related to rebalancing hedges of mortgage servicing rights, income from the foreclosure repurchase program and other miscellaneous items.

As shown in Table 2, total mortgage banking fee income decreased 39 percent in 2000. Mortgage banking fee income consists of various revenue streams from the origination process, servicing, and other activities such as sales of servicing. Total noninterest revenue in 2000 for the mortgage banking segment was $442.8 million, a decrease of 31 percent from $640.3 million in 1999 (see Note 22 - Business Segment Information). Noninterest income for the mortgage segment includes total mortgage banking fee income, the gain on the sale of HomeBanc (see Gains from divestitures section below), income from insurance activities and other miscellaneous income items.


TABLE 2 - MORTGAGE BANKING
                                                                                                        Compound Annual
                                                                                                        Growth Rates (%)
                                                                                                        -----------------
(Dollars and volume in millions)                                      2000        1999        1998       00/99     00/98
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
 Loan origination fees                                               $ 127.2     $ 172.7      $ 159.7    26.4 -    10.8 -
 Secondary marketing activities                                        115.2       242.7        223.4    52.5 -    28.2 -
------------------------------------------------------------------------------------------------------
      Mortgage origination function                                    242.4       415.4        383.1    41.6 -    20.5 -
------------------------------------------------------------------------------------------------------
 Servicing fees                                                        161.5       167.8        117.9     3.7 -    17.0 +
 Sale of mortgage servicing rights                                      14.8        16.4          (.5)    9.9 -     N/A
 Miscellaneous                                                         (29.9)       33.2         57.9     N/A       N/A
------------------------------------------------------------------------------------------------------
     Total noninterest income                                        $ 388.8     $ 632.8      $ 558.4    38.6 -    16.6 -
======================================================================================================
 Refinance originations                                              $ 2,835     $ 7,155      $13,146    60.4 -    53.6 -
 New loan originations                                                11,986      12,708       10,105     5.7 -     8.9 +
------------------------------------------------------------------------------------------------------
     Mortgage loan originations                                      $14,821     $19,863      $23,251    25.4 -    20.2 -
======================================================================================================
 Servicing portfolio                                                 $47,394     $44,628      $39,738     6.2 +     9.2 +
------------------------------------------------------------------------------------------------------

N/A = not applicable

Total origination volume, consisting of home purchase-related mortgages and refinanced mortgages, fell 25 percent to $14.8 billion compared with $19.9 billion in 1999. The decline in volume was due to higher interest rates throughout most of 2000, pricing competition within the industry, and the closing of less profitable production offices. Home purchase-related mortgage originations fell 6 percent to $12.0 billion from $12.7 billion, while refinance volume declined 60 percent to $2.8 billion from $7.2 billion in 1999. Fees derived from the mortgage origination process (loan origination fees, profits from the sale of loans and other secondary marketing activities) decreased 42 percent in 2000, to $242.4 million from $415.4 million. This decline was primarily due to less production; lower margins related to competitive pricing pressures and a shift in product mix; and a decrease in the


F-5                                        First Tennessee National Corporation
results of hedging and other loan sale activities compared with 1999. Going forward, based upon a continuation of the recent trend in declining interest rates, the origination volume from refinanced mortgages is expected to increase and the negative impact of competitive pricing pressures and other adverse market conditions may decrease. Actual results could differ because of several factors, including those presented in the Forward-Looking Statements section of the MD&A.

Mortgage servicing fee income decreased 4 percent in 2000, to $161.5 million from $167.8 million. The lower level of servicing fees was primarily due to the classification late in 1999 of excess mortgage servicing rights to interest-only strips held in the investment securities portfolio which resulted in an increase in interest income on securities for 2000 while reducing servicing fees.

The mortgage-servicing portfolio (which includes servicing for ourselves and others) grew to $47.4 billion on December 31, 2000, compared with $44.6 billion on December 31, 1999. The change in the portfolio since year-end 1999 is due to loans added to the servicing portfolio of $14.2 billion reduced by servicing released originations of $3.2 billion, servicing released through bulk sales of $3.1 billion and reductions from payments and payoffs received in the normal course of business of $5.1 billion. Income from the sale of mortgage servicing rights decreased 10 percent, to $14.8 million from $16.4 million in 1999. In 2000 there were bulk sales of servicing of approximately $3.2 billion, flow sales of approximately $1.0 billion and bulk purchases of approximately $.5 billion while in 1999 there were bulk sales of approximately $7.6 billion and bulk purchases of approximately $1.7 billion. See Note 6 - Capitalized Mortgage Servicing Rights for information summarizing changes in mortgage servicing rights. Going forward, the planned increase in flow servicing sales along with amortization of the existing portfolio will result in a reduction in the size of the servicing portfolio, decreased servicing fees and increased gains from the sale of mortgage servicing rights. Actual results could differ because of several factors, including those presented in the Forward-Looking Statements section of the MD&A.

Miscellaneous mortgage income had a net loss of $29.9 million for 2000 compared with a net gain of $33.2 million in 1999. The decrease was primarily due to net losses of $47.7 million principally related to the repositioning of the mortgage servicing hedge portfolio in preparation for the adoption of SFAS No. 133 on January 1, 2001, and to reduce expenses related to amortization of the hedges. During 1999, $17.9 million of miscellaneous income came from net gains on sales of certain mortgage servicing hedges. Income from the foreclosure repurchase program increased 14 percent in 2000 to $17.0 million from $14.8 million in 1999.

DIVESTITURES

Gains from divestitures totaled $157.6 million in 2000, $4.2 million in 1999, and $.6 million in 1998 (certain incremental operating expenses related to these divestitures were also incurred in 2000 - see the Noninterest Expense section for additional information). The gains in 2000 reflect First Tennessee's divestitures of certain slower growing businesses including a gain of $50.2 million from the sale of certain single relationship credit card accounts; a gain of $33.4 million from the sale of the corporate and municipal trust business; a gain of $33.1 million from the sale of the MONEY BELT(R) ATM Network; and a gain of $40.9 million from the sale of the HomeBanc Mortgage division. In 1999 and 1998, gains of $4.2 million and $.6 million, respectively, were realized from sales of bank branches in Mississippi (see Note 2 - Acquisitions/Divestitures).

CAPITAL MARKETS

First Tennessee Capital Markets generates fee income primarily from the purchase and sale of securities as both principal and agent. Inventory positions are limited to the procurement of securities solely for distribution to customers by the sales staff. Inventory is hedged to protect against movements in interest rates.

During 2000 capital markets noninterest income decreased 7 percent to $117.9 million from $126.8 million. This decrease primarily resulted from the negative impact resulting from the expectation of rising interest rates and lack of liquidity in the financial services industry during the first half of 2000. Due to a change in the market's expectation of interest rates during the second half of the year and more stable market conditions, capital markets experienced increased demand from financial services institutions. Also, during the second half of 2000, capital markets fee income was positively impacted by new revenue initiatives. Total securities bought and sold by the capital markets division were $760.0 billion, an increase of 42 percent from $534.3 billion in 1999. Going forward,


First Tennessee National Corporation                                        F-6
the anticipation of future interest rate declines, a steeper yield curve and increased liquidity in the market, if they occur, are likely to result in a continuation of the favorable market conditions experienced at the end of 2000. In addition, new product initiatives could favorably impact revenues in 2001. Actual results could differ because of several factors, including those presented in the Forward-Looking Statements section of the MD&A.

DEPOSIT TRANSACTIONS AND CASH MANAGEMENT

Deposit transactions include services related to retail deposit products (such as service charges on checking accounts) and cash management products and services such as electronic transaction processing (automated clearing house and Electronic Data Interchange), account reconciliation services, cash vault services, lockbox processing, and information reporting (Prime Connection).

Noninterest income from deposit transactions and cash management increased 9 percent in 2000, to $116.1 million from $106.2 million. Growth in cash management fees along with higher returned check and debit card charges led the increase in 2000.

TRUST SERVICES AND INVESTMENT MANAGEMENT

Trust services and investment management fees come from the product lines of investment management, personal trust, employee benefits, and custodial and corporate trust services. During 2000 total noninterest income from trust services and investment management grew 10 percent, to $65.8 million from $59.8 million. This increase was driven by growth in investment management fees earned by the investment advisory companies, repricing of certain products, and successful cross-sell efforts, particularly to our targeted market. Assets under management grew 1 percent to $9.8 billion on December 31, 2000, from $9.6 billion on December 31, 1999. The growth in fee income was as follows: the asset management business lines grew 14 percent; personal trust was up 7 percent; and employee benefits increased 6 percent. Fee income in 2000 from corporate trust reflects activity for only part of the year due to the sale of the corporate and municipal trust business on October 18, 2000.

MERCHANT PROCESSING

Credit card merchant processing involves converting transactions from plastic media such as check cards, debit cards, credit cards, purchase cards, and private label credit cards into cash for merchants that sell goods and services to consumers and businesses.

Fee income from merchant processing decreased 3 percent in 2000, to $48.2 million following an increase of 33 percent in 1999. Fee income in 1999 reached $49.7 million, due largely to special assessments received from customers and a change in the customer mix. This positive trend in customer mix continued in 2000 while special assessments received from customers decreased.

CARDHOLDER

Cardholder fees result from issuing and servicing credit cards, and include the collection of annual fees and late charges, as well as interchange fees received for accepting credit card transactions. Cardholder noninterest income increased 16 percent in 2000, to $29.7 million from $25.6 million, principally from higher interchange collections. First Tennessee sold approximately 50 percent of its credit card portfolio in the latter part of 2000 (see Note 2 - Acquisitions/Divestitures).

ALL OTHER NONINTEREST INCOME

All other noninterest income grew 24 percent in 2000, to $143.5 million from $115.7 million. Factors contributing to the increase in 2000 were other service charges, revenues generated by remittance processing, and company owned life insurance. Other service charges are generated from banking services performed, but are not directly related to deposit transactions. This includes fees for money orders, travelers' checks, savings bonds, safe deposit box rentals, mutual fund services, safekeeping, and servicing of assets securitized by First Tennessee. During 2000, other service charges grew 33 percent, to $23.2 million from $17.4 million, primarily from growth in servicing securitized assets and a change in the presentation of fees received on check orders. Revenues generated by the


F-7                                        First Tennessee National Corporation
remittance processing operation which was acquired in June 1999 from National Processing Co. (NPC) grew 47 percent, or $7.8 million, during 2000, and income recognized on company owned life insurance increased 74 percent, or $5.3 million. In 1999, a gain of $6.1 million was realized from stock received as a result of the demutualization of an insurance company.


SECURITIES GAINS/(LOSSES)

In 2000 there were $4.2 million of net securities losses compared to $2.3 million of net securities gains for 1999. In 2000 First Tennessee recognized $4.6 million of security losses as a result of the sale of lower-yielding securities in the investment portfolio. The majority of the security gains in 1999 were from sales of equity investments at First Tennessee's venture capital subsidiaries.


NET INTEREST INCOME

During 2000 net interest income increased 1 percent, to $600.9 million from $592.5 million, primarily due to strong loan growth in 2000 and the 1999 reclassification of excess mortgage servicing rights to interest-only strips, the effect of which was minimized by a tightening in the spread between yields on earning assets and rates paid on interest-bearing liabilities. The consolidated net interest spread for 2000 was 3.14 percent compared with 3.28 percent for 1999. Rising interest rates in the first half of 2000 reduced the impact of the narrowing in net interest spread by increasing the benefit from interest free funding. The consolidated net interest margin (margin) decreased to 3.73 percent for 2000 compared with 3.80 percent for 1999 due to growth in earning assets outpacing core deposit growth which required funding the growth of the balance sheet with purchased funds at higher interest rates, thereby reducing the margin. The regional banking group's margin fell in 2000 to 4.84 percent from 4.96 percent in 1999. Going forward, if short-term rates continue to decline and the result is a steeper yield curve, the regional banking group's margin is likely to increase. Actual results could differ because of several factors, including those presented in the Forward - Looking Statements section of the MD&A.

The margin is affected by the activity levels and related funding for First Tennessee's national lines of business as these nonbank business lines typically produce different margins than traditional banking activities. Mortgage banking can affect the overall margin based on a number of factors, including the size of the mortgage warehouse, the time it takes to deliver loans into the secondary market, the amount of custodial balances, and the level of mortgage servicing rights. Capital markets tends to compress the margin because of its strategy to reduce market risk by hedging its inventory in the cash markets which effectively eliminates net interest income on these positions. As a result, First Tennessee's consolidated margin cannot be readily compared to that of other bank holding companies. Going forward, the consolidated margin will continue to be influenced by the activity levels in the nonbanking lines of business, especially from mortgage banking as the level of origination volume is strongly tied to refinance activity. Actual results could differ because of several factors, including those presented in the Forward - Looking Statements section of the MD&A.


First Tennessee National Corporation                                        F-8

Table 3 details the computation of the net interest margin for the regional banking group and the impact that the other business lines had on the consolidated margin for the years 1998 through 2000.


TABLE 3 - NET INTEREST MARGIN COMPOSITION
                                                  2000        1999       1998
--------------------------------------------------------------------------------
REGIONAL BANKING GROUP:
  Yields on earning assets                         8.50%       7.91%      8.20%
  Rates paid on interest-bearing liabilities       4.72        3.88       4.36
--------------------------------------------------------------------------------
      Net interest spread                          3.78        4.03       3.84
--------------------------------------------------------------------------------
  Effect of interest-free sources                   .91         .78        .89
  Loan fees                                         .15         .14        .14
  FRB interest and penalties                          -         .01          -
--------------------------------------------------------------------------------
Regional Banking Group - net interest margin       4.84%       4.96%      4.87%
--------------------------------------------------------------------------------
MORTGAGE BANKING                                   (.97)      (1.02)      (.92)
CAPITAL MARKETS                                    (.17)       (.16)      (.17)
TRANSACTION PROCESSING                              .03         .02        .02
--------------------------------------------------------------------------------
Consolidated net interest margin                   3.73%       3.80%      3.80%
================================================================================

Interest rate sensitivity is primarily a function of the repricing structure of First Tennessee's balance sheet (Statement of Condition). Table 4 shows the assets and liabilities as of year-end, subject to repricing in specified time intervals with each maturity interval referring to the earliest repricing opportunity (i.e., the earlier of scheduled contractual maturity or repricing date) for each asset and liability category. The resulting gap is one tool, though not a predominant management tool, used to measure the sensitivity of net interest income to changes in interest rates. It should be noted that the required gap analysis does not take into account future management actions that could be undertaken to alter the simulated results, the effect of interest-free sources, or a change in the slope of the yield curve. (For additional information see the Risk Management-Interest Rate Risk Management section.)

In order to reflect more appropriately the repricing structure of First Tennessee's balance sheet, management has made certain adjustments to the balances shown in the table from their actual contractual terms. Based on historical and industry data, an estimate of the expected prepayments on consumer loans and investment securities is reflected in the balances in Table
4. Changes in the economic and interest rate environments may also affect these expected prepayments.

Similarly, an adjustment to deposits is made to reflect the behavioral characteristics of certain core deposits that do not have specified contractual maturities (i.e., interest checking, savings and money market deposit accounts). Historically, balances on these deposit accounts have remained relatively stable despite changes in market interest rates. Management has classified certain of these accounts as non-interest sensitive based on management's historical pricing practices and runoff experience. Table 4 does not take into account the effect of interest-free sources, which can be significant to First Tennessee.


F-9                                        First Tennessee National Corporation

TABLE 4 - RATE SENSITIVITY ANALYSIS ON DECEMBER 31, 2000
                                      Within 3   After 3 Months     After 6 Months     After 1 Year     After
(Dollars in millions)                  Months    Within 6 Months   Within 12 Months   Within 5 Years   5 Years     Total
-------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS:
Loans                                 $ 5,648         $ 319           $   526             $2,471        $1,275    $10,239
Investment securities                     207           174               283              1,658           517      2,839
Mortgage loans held for sale            1,735            --                --                 --            --      1,735
Federal funds sold and
 securities purchased under
 agreements to resell                     122            --                --                 --            --        122
Other earning assets                      258            --                --                 --            --        258
-------------------------------------------------------------------------------------------------------------------------
Total earning assets                  $ 7,970         $ 493           $   809             $4,129        $1,792    $15,193
=========================================================================================================================
EARNING ASSET FUNDING:
Savings                               $     8         $  --           $    --             $  207        $   98    $   313
Checking interest                         153            --                --                372           752      1,277
Money market                            1,905            --                --                 --           251      2,156
CD's under $100,000
 and other time                           496           506               613                623            48      2,286
CD's $100,000 and more                  2,735           157               256                143            19      3,310
Short-term borrowed funds               3,337            --               100                 --            --      3,437
Term borrowings                            --            --                --                175           235        410
-------------------------------------------------------------------------------------------------------------------------
Total earning asset funding           $ 8,634         $ 663           $   969             $1,520        $1,403    $13,189
=========================================================================================================================
RATE SENSITIVITY GAP:
Period                                $  (664)        $(170)          $  (160)            $2,609        $  389
Cumulative                               (664)         (834)             (994)             1,615         2,004
---------------------------------------------------------------------------------------------------------------
RATE SENSITIVITY GAP ADJUSTED
 FOR INTEREST RATE SWAPS:
Period                                $  (814)        $(170)          $   (60)            $2.659        $  389
Cumulative                               (814)         (984)           (1,044)             1,615         2,004
---------------------------------------------------------------------------------------------------------------
ADJUSTED GAP AS A PERCENTAGE
 OF TOTAL EARNING ASSETS:
Period                                   (5.4)%        (1.1)%             (.4)%             17.5%          2.6%
Cumulative                               (5.4)         (6.5)             (6.9)              10.6          13.2
---------------------------------------------------------------------------------------------------------------

Interest-sensitive categories represent ranges in which assets and liabilities can be repriced, not necessarily their actual maturities. The 'After 5 Years' column includes assets and liabilities with interest sensitivity of more than five years or with indefinite repricing schedules. Noninterest earning/bearing balances have been excluded from this analysis.

Simulation analysis is the primary tool used by First Tennessee to manage the exposure of net interest income and margin to volatile interest rates, changing market spreads, forecasted changes in balance sheet mix, and rate sensitivity. This type of analysis computes the amount of net interest income at risk from dynamic changes in the market place and related rate, pricing and balance sheet movements. The simulation models create various at risk scenarios looking at increases and/or decreases in interest rates from an instantaneous movement, or a staggered movement over a certain time period. Management reviews these different scenarios to determine probable actions. The models are then updated to incorporate management action. A level of acceptable net interest income at risk based on a staggered increase or decrease in interest rates of 300 basis points is a component of internal guidelines. Based on First Tennessee's rate sensitivity position during 2000, there was no net interest income at risk in 2000 when modeling a 300 basis point staggered decline in rates. Conversely, the net interest income at risk averaged approximately 1 percent of projected 2000 net interest income when modeling a 300 basis point staggered increase in rates. Based on the rate sensitivity position at December 31, 2000, net interest income exposure over the next 12 months to a 300 basis point staggered increase in interest rates is estimated to be approximately 2 percent of projected 2001 net interest income. There is projected to be no net interest income


First Tennessee National Corporation                                        F-10
exposure to a 300 basis point staggered decline in interest rates. A 300 basis point gradual increase or decrease in interest rates is a hypothetical rate scenario. These scenarios are used as one estimate of risk, and do not necessarily represent management's current view of future interest rates or market developments and may well vary from actual results for a number of reasons, including those presented in the Forward-Looking Statements section of the MD&A.

Table 5 provides rate and volume changes in interest income and interest expense for earning assets and interest-bearing liabilities for the past three years.

TABLE 5 - ANALYSIS OF CHANGES IN NET INTEREST INCOME
                                                       2000 Compared to 1999                   1999 Compared to 1998
                                                  Increase / (Decrease) Due to*            Increase / (Decrease) Due to*
(Fully taxable equivalent)                      ----------------------------------         ------------------------------
(Dollars in thousands)                             Rate**     Volume**     Total          Rate**     Volume**      Total
-------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME - FTE:
Loans                                           $  59,770    $ 101,010    $ 160,780      $(24,712)   $ 49,746    $ 25,034
Investment securities:
  U.S. Treasury and other
    U.S. government agencies                        5,456        3,863        9,319        (1,909)     (5,450)     (7,359)
  States and municipalities                           (39)        (145)        (184)         (168)     (1,443)     (1,611)
  Other                                             2,792        7,791       10,583         1,138      26,708      27,846
-------------------------------------------                               ---------                              --------
      Total investment securities                   8,448       11,270       19,718           382      18,494      18,876
-------------------------------------------                               ---------                              --------
Other earning assets:
  Mortgage loans held for sale                     25,214      (59,184)     (33,970)        3,655      21,975      25,630
  Investment in bank time deposits                     28         (385)        (357)          (20)     (1,478)     (1,498)
  Federal funds sold and securities
     purchased under agreements to resell           4,275        1,862        6,137          (986)      4,783       3,797
  Capital markets securities inventory              4,504       (1,347)       3,157        (1,311)      2,067         756
-------------------------------------------                               ---------                              --------
      Total other earning assets                   30,340      (55,373)     (25,033)          735      27,950      28,685
-------------------------------------------                               ---------                              --------
Total earning assets                              113,760       41,705      155,465       (25,956)     98,551      72,595
-----------------------------------------------------------------------------------      --------------------------------
Total interest income - FTE                                               $ 155,465                              $ 72,595
-----------------------------------------------------------------------------------      --------------------------------
INTEREST EXPENSE:
Interest-bearing deposits:
  Savings                                       $     (44)   $    (195)   $    (239)     $ (1,388)   $     51    $ (1,337)
  Checking interest and money market               11,929       (5,390)       6,539       (13,657)      4,749      (8,908)
  Certificates of deposit under $100,000
    and other time                                  9,995       (4,565)       5,430       (10,847)    (10,251)    (21,098)
  Certificates of deposit $100,000 and more        41,924       47,043       88,967        (7,380)     61,821      54,441
-------------------------------------------                               ---------                              --------
      Total interest-bearing deposits              77,701       22,996      100,697       (25,766)     48,864      23,098
-------------------------------------------                               ---------                              --------
Federal funds purchased and securities
  sold under agreements to repurchase              33,025       31,661       64,686       (10,024)     (7,858)    (17,882)
Commercial paper and other
  short-term borrowings                            18,051      (35,918)     (17,867)       (4,625)     18,970      14,345
Term borrowings                                    (1,373)         898         (475)       (3,411)      8,266       4,855
-------------------------------------------                               ---------                              --------
Total interest-bearing liabilities                120,962       26,079      147,041       (41,549)     65,965      24,416
-----------------------------------------------------------------------------------      --------------------------------
Total interest expense                                                    $ 147,041                              $ 24,416
-----------------------------------------------------------------------------------      --------------------------------
Net interest income - FTE                                                 $   8,424                              $ 48,179
=========================================================================================================================

 * The changes in interest due to both rate and volume have been allocated to change due to rate and change due to volume in proportion to the absolute amounts of the changes in each.
** Variances are computed on a line-by-line basis and are non-additive.


F-11                                        First Tennessee National Corporation

PROVISION FOR LOAN LOSSES

The provision for loan losses is the charge to operating earnings that management determines to be necessary to maintain the allowance for loan losses at an adequate level reflecting management's estimate of the risk of loss inherent in the loan portfolio. The provision for loan losses increased 16 percent, to $67.3 million in 2000 compared with $57.9 million in 1999, due to continued loan growth, a change in the loan mix related to growth in loans with higher risk/reward profiles and an increase in nonperforming loans. In fourth quarter 2000 the provision was increased by $8.5 million due to the nonperforming classification of two large commercial credits totaling approximately $20 million to Tennessee domiciled middle market companies and was decreased by $10.7 million due to the credit card divestiture. A more detailed discussion follows in the Risk Management-Credit Risk Management/Asset Quality section.

NONINTEREST EXPENSE

Noninterest expense, also called operating expense, decreased 1 percent in 2000, to $1,257.4 million from $1,275.3 million. Expenses in mortgage banking and capital markets fluctuate based on the type and level of activity. Excluding mortgage banking and capital markets, total operating expense increased 11 percent. The growth rate was also affected by various expenses (i.e., occupancy, severance and other operating expenses) of $6.8 million related to the various divestitures in 2000 and by expenses related to the operations of NPC acquired in June of 1999. Table 6 provides detail by category for the past six years with growth rates. Table 7 gives a breakdown of total expenses by business line for the prior three years.

TABLE 6 - ANALYSIS OF NONINTEREST EXPENSE
                                                                                                         Compound Annual
                                                                                                         Growth Rates (%)
                                                                                                         ----------------
(Dollars in thousands)                   2000        1999        1998      1997      1996        1995     00/99    00/95
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Employee compensation,
  incentives and benefits           $  598,017  $  633,640  $  563,576   $409,783   $385,380   $340,508   5.6  -  11.9  +
Amortization of mortgage
  servicing rights                      81,568     103,471      95,507     37,452     26,041     14,980  21.2  -  40.3  +
Occupancy                               80,453      73,052      51,421     42,848     39,815     37,867  10.1  +  16.3  +
Operations services                     70,875      64,545      58,505     49,879     44,109     38,798   9.8  +  12.8  +
Equipment rentals, depreciation
  and maintenance                       68,230      57,807      45,771     40,093     34,121     31,845  18.0  +  16.5  +
Communications and courier              47,337      51,937      41,468     34,899     32,981     29,880   8.9  -   9.6  +
Amortization of intangible assets       11,738      10,492      11,114      9,631      9,491      8,100  11.9  +   7.7  +
All other expense:
  Amortization of hedge
    instruments                         38,020      49,414      13,345      4,867          -          -  23.1  -   N/A
  Contract employment                   28,868      43,685      35,937     17,420     11,288      5,744  33.9  -  38.1  +
  Legal and professional fees           26,794      22,492      24,551     13,999     12,050     13,403  19.1  +  14.9  +
  Advertising and public relations      26,693      30,187      25,184     18,722     17,629     12,972  11.6  -  15.5  +
  Computer software                     19,205      15,410      11,629      6,731      4,076      3,004  24.6  +  44.9  +
  Supplies                              18,170      22,006      20,195     15,267     14,383     11,866  17.4  -   8.9  +
  Foreclosed real estate                16,080       6,585      31,019     10,827      7,533      4,962 144.2  +  26.5  +
  Travel and entertainment              13,891      18,698      19,485     13,802     10,394      8,211  25.7  -  11.1  +
  Distributions on guaranteed
    preferred securities                 8,070       8,070       8,070      8,070          -          -     -      N/A
  Fed service fees                       7,112       6,471       5,307      5,799      7,814      9,489   9.9  +   5.6  -
  Deposit insurance premium              2,589       1,790       1,578      1,485      5,129      9,957  44.6  +  23.6  -
  Other                                 93,706      55,500      58,107     43,470     42,252     28,129  68.8  +  27.2  +
--------------------------------------------------------------------------------------------------------
 Total other expense                   299,198     280,308     254,407    160,459    132,548    107,737   6.7  +  22.7  +
-------------------------------------------------------------------------------------------------------
 Total noninterest expense          $1,257,416  $1,275,252  $1,121,769   $785,044   $704,486   $609,715   1.4  -  15.6  +
=======================================================================================================

Certain previously reported amounts have been reclassified to agree with current presentation.


First Tennessee National Corporation                                        F-12

Employee compensation, incentives, and benefits (personnel expense), the largest component of noninterest expense, decreased 6 percent in 2000, to $598.0 million from $633.6 million. Personnel expense includes commissions paid in several lines of business, such as capital markets and mortgage banking. As the revenue increases or decreases and/or as the product mix changes in these business lines, the amount of commissions also changes. In addition, other personnel expenses in mortgage banking and capital markets fluctuate based on the type and level of activity. Excluding these two business lines, total personnel expense increased 8 percent due in part to the impact of NPC and severance costs associated with the realignment activity implemented in 2000.


TABLE 7 - OPERATING EXPENSE COMPOSITION
(Dollars in millions)                  2000             1999              1998
--------------------------------------------------------------------------------
Regional banking group               $  485.1         $  447.9          $  402.9
Mortgage banking                        563.4            636.0             536.9
Capital markets                          92.5             96.7             111.0
Transaction processing                  107.9             86.0              62.3
Corporate                                 8.5              8.7               8.7
--------------------------------------------------------------------------------
Total operating expense              $1,257.4         $1,275.3          $1,121.8
================================================================================

Mortgage banking expenses decreased 11 percent, to $563.4 million from $636.0 million in 1999. Personnel expense fell 20 percent to $223.3 million for 2000 from $278.5 million in 1999 due to lower commissions as a result of lower activity levels. Amortization of capitalized mortgage servicing rights declined 21 percent to $81.6 million from $103.5 million primarily due to the 1999 classification of excess mortgage servicing rights to interest-only strips and slower mortgage prepayment speeds experienced in 2000. Amortization expense from hedge instruments fell 23 percent, or $11.4 million, from 1999 primarily due to the sale or de-designation of hedge instruments associated with the mortgage servicing rights in 2000. Foreclosed property expense for mortgage banking increased 147 percent or $9.3 million in 2000. Other expense increased $21.2 million in 2000 from the establishment of a valuation reserve for mortgage servicing rights due primarily to the decrease in mortgage interest rates since third quarter 2000 and the corresponding increase in projected prepayment speeds. Also impacting the growth in other expense is $10.0 million from the write-down of the book value of mortgage servicing rights related to a change in methodology for recognizing the decrease in value of servicing for delinquent mortgage loans.

Expenses for the regional banking group increased 8 percent, to $485.1 million from $447.9 million in 1999. This growth rate was affected by increases in personnel expense, expenses related to the credit card and corporate trust sales, and various expenses related to the implementation of initiatives to enhance efficiency and profitability. Capital markets experienced a 4 percent decrease in expenses, to $92.5 million from $96.7 million primarily due to lower commissions and incentives compared to 1999. Transaction processing experienced growth in operating expense of 25 percent, to $107.9 million from $86.0 million. This growth was mainly related to the operation of the NPC locations acquired and expenses related to the sale of MONEY BELT(R).


INCOME TAXES

The effective tax rate for 2000 decreased to 31.0 percent from 34.8 percent in 1999. This variance was primarily the result of a tax benefit related to the sale of mandatorily redeemable cumulative preferred stock issued by an affiliate of FTBNA during 2000.


INCOME STATEMENT ANALYSIS - 1999 COMPARED TO 1998
-------------------------------------------------

Earnings in 1999 were $247.5 million, an increase of 9 percent from $226.4 million earned in 1998. Earnings per share increased 7 percent to $1.90 in 1999 from $1.77 in 1998. Diluted earnings per share increased 8 percent to $1.85 in 1999 from $1.72 in 1998. Return on average shareholders' equity was 20.9 percent in 1999 compared


F-13                                        First Tennessee National Corporation
with 22.7 percent in 1998. Strong internal equity generation and retention caused the decline in this ratio. Return on average assets was 1.33 percent in 1999 and 1.35 percent in 1998.

Noninterest income increased 14 percent during 1999, to a record $1,120.8 million from $981.6 million and contributed 66 percent to total revenue. During 1999 mortgage banking fees increased 13 percent, to $632.8 million from $558.4 million. During 1999 originations were $19.9 billion compared with a record $23.3 billion in 1998. The servicing portfolio was $44.6 billion on December 31, 1999, compared with $39.7 billion on December 31, 1998. See Table 2 for a breakout of mortgage banking fee income. Capital markets' fee income decreased 14 percent in 1999, to $126.8 million from $147.4 million, while securities bought and sold increased 25 percent, to $534.3 billion from $427.0 billion. The decrease in fee income resulted primarily from a change in product mix due to customers' concerns about interest rates which motivated many customers to remain liquid during the latter half of 1999 and place their money in cash and short-term investments. Customers also had higher cash needs related to year-end 1999 (Y2K) and the funding of additional loan growth. During 1999 deposit transactions and cash management fees increased 17 percent, to $106.2 million from $90.4 million, due to increased sales volume of various cash management products and services and growth in customer service charges. Trust services and investment management fees increased 17 percent, to $59.8 million from $51.2 million. This growth was driven by strong performance by the investment advisory companies, 12 percent growth in assets under management and successful cross-sell efforts, particularly to our targeted market. Merchant processing fees grew 33 percent, to $49.7 million from $37.5 million, due to special assessments received from customers, pricing changes, expansion and change in the mix of the customer base to a larger portion of direct customers. Cardholder fees increased 22 percent, to $25.6 million from $21.0 million, principally from higher interchange collections due to strong purchasing volume and moderate growth in the credit card portfolio as well as price increases. All other noninterest income grew 53 percent in 1999, to $115.7 million from $75.7 million. This growth was positively impacted during 1999 by the revenue of $16.7 million generated from NPC and a gain of $6.1 million on the recognition of stock received from the demutualization of an insurance company. Excluding these items, all other income and commissions would have grown 23 percent. Additional contributing factors to the growth rate were other service charges, insurance premiums and commissions and check clearing fees.

In 1999 there were $2.3 million of net equity securities gains compared with $3.9 million of net equity securities gains for 1998. The majority of the net security gains in both 1999 and 1998 were attributable to First Tennessee's venture capital subsidiaries.

During 1999 net interest income increased 9 percent, to $592.5 million from $544.3 million, principally from strong loan growth, improvement in the regional banking group's net interest margin and increased net interest income from mortgage banking. The regional banking group's margin improved to 4.96 percent in 1999 from 4.87 percent in 1998 primarily due to a drop in funding cost. The consolidated margin remained stable at 3.80 percent in 1999 and 1998. See Table 3 for detailed computation on the net interest margin for the regional banking group and the impact that the other business lines had on the consolidated margin.

The provision for loan losses increased 13 percent, to $57.9 million in 1999 compared with $51.3 million in 1998, due to increased inherent losses in the loan portfolio and a change in the loan mix related to growth in loans with higher risk/reward profiles.

During 1999 noninterest expense increased 14 percent, to $1,275.3 million from $1,121.8 million, primarily because of growth in mortgage banking and capital markets. Table 7 gives a breakdown of total expenses by business line. Mortgage banking accounted for 65 percent of the overall expense growth in 1999 and was driven by increased mortgage origination volume and a larger servicing portfolio. The regional banking group accounted for 29 percent of the overall expense growth. This growth was affected by investments made to expand consumer lending, to grow insurance and investment management, and to open new branches in targeted growth markets. Personnel expense, the largest component of noninterest expense, increased 12 percent, to $633.6 million in 1999 from $563.6 million in 1998. Lower commissions and workforce reductions at capital markets and changes in management incentive compensation plans favorably impacted the growth in personnel expense during 1999. The effect was diminished by increases in non-origination functions at mortgage banking.


First Tennessee National Corporation                                        F-14

BALANCE SHEET REVIEW
--------------------

On December 31, 2000, First Tennessee reported total assets of $18.6 billion compared with $18.4 billion at the end of 1999 and $18.7 billion at the end of 1998. Average assets were $19.3 billion in 2000 compared with $18.6 billion in 1999 and $16.7 billion in 1998. The 4 percent increase in average assets during 2000 was primarily due to growth in earning assets, which accounted for 73 percent of the growth. In 1999 the increase in earning assets accounted for 66 percent of the growth in average assets.


EARNING ASSETS

Earning assets primarily consist of loans, investment securities and mortgage loans held for sale. For 2000, earning assets averaged $16.1 billion compared with $15.6 billion for 1999 and $14.3 billion for 1998. Average earning assets were 83 percent of total average assets in 2000, 84 percent in 1999 and 86 percent in 1998.

LOANS

Total loans averaged $9.9 billion and grew 13 percent, or $1,113.2 million, during 2000 and averaged $8.8 billion and grew 7 percent, or $576.7 million during 1999. Average loans represented 62 percent of average earning assets in 2000; 57 percent in 1999; and 58 percent in 1998. The increase in this ratio in 2000 was due to the strong loan growth offset in part by a 24 percent decrease in the mortgage warehouse.

During the last three years certain residential real estate loans and automobile receivables have been securitized. The majority of the securities resulting from the residential real estate loan securitizations are owned by subsidiaries of First Tennessee, including FTBNA. Excluding the impact of these securitizations, total average loans would have grown 12 percent in 2000 and 10 percent in 1999. Additional loan information is provided in Table 8 and Note 4 - Loans.


TABLE 8 - AVERAGE LOANS
                                                                2000                           1999
                                                      Percent  Growth               Percent   Growth              Percent
  (Dollars in millions)                     2000     of Total   Rate       1999     of Total   Rate     1998     of Total
-------------------------------------------------------------------------------------------------------------------------
  Commercial:
   Commercial, financial and industrial   $3,792.0       38%     6.6%    $3,557.9       40%     8.0%   $3,295.5      40%
   Real estate commercial                    878.5        9     21.1        725.4        8      7.0       678.1       8
   Real estate construction                  400.5        4     30.5        307.0        4    (12.8)      352.0       4
  Retail:
   Real estate residential                 3,227.3       32     26.0      2,560.8       29      7.1     2,391.1      29
   Real estate construction                  152.7        2     61.9         94.3        1     73.3        54.4       1
   Other consumer                            926.4        9     (7.4)     1,000.0       11     10.2       907.5      11
   Credit card receivables                   554.6        6     (3.3)       573.4        7      1.8       563.5       7
------------------------------------------------------------------------------------------------------------------------
  Total loans, net of unearned            $9,932.0      100%    12.6%    $8,818.8      100%     7.0%   $8,242.1     100%
========================================================================================================================


Commercial loans, consisting of commercial, financial and industrial; commercial real estate; and commercial construction loans, averaged $5.1 billion and grew 10 percent, or $480.7 million during 2000, and averaged $4.6 billion and grew 6 percent, or $264.7 million in 1999. Commercial, financial and industrial loans continued as the single largest loan category in 2000 and represented 75 percent of the commercial loan portfolio. In 1999, these loans represented 78 percent of the commercial loan portfolio. Commercial real estate loans averaged $878.5 million in 2000 with growth of 21 percent, and averaged $725.4 million in 1999 with growth of 7 percent. The growth in 2000 was due to new projects and existing projects committed in 1999 and fully funded in 2000. Commercial construction loans grew 30 percent in 2000 while averaging $400.5 million, and decreased 13 percent while averaging $307.0 million in 1999. The growth in 2000 was primarily attributable to expansion of a program at First Horizon Home Loans for developers of single family residential properties. Additional commercial loan information is provided in Table 9.


F-15                                       First Tennessee National Corporation

TABLE 9 - CONTRACTUAL MATURITIES OF COMMERCIAL LOANS AT DECEMBER 31, 2000
                                                                         After 1 Year
(Dollars in thousands)                                Within 1 Year     Within 5 Years     After 5 Years         Total
-------------------------------------------------------------------------------------------------------------------------
Commercial, financial and industrial                   $ 2,223,082       $ 1,469,009          $ 272,305       $ 3,964,396
Real estate commercial                                     341,043           515,823             90,037           946,903
Real estate construction                                   328,229            81,861              5,623           415,713
-------------------------------------------------------------------------------------------------------------------------
Total commercial loans, net of unearned income         $ 2,892,354       $ 2,066,693          $ 367,965       $ 5,327,012
=========================================================================================================================
For maturities over one year:
   Interest rates - floating                                             $   918,664          $ 154,058       $ 1,072,722
   Interest rates - fixed                                                  1,148,029            213,907         1,361,936
-------------------------------------------------------------------------------------------------------------------------
Total                                                                    $ 2,066,693          $ 367,965       $ 2,434,658
=========================================================================================================================


The retail loan portfolio consists of residential real estate (principally secured by first and/or second liens on residential property), other consumer (student, automobile and other consumer installment loans requiring periodic payments of principal and interest), credit card, and retail construction loans. In 2000 retail loans averaged $4.9 billion and grew 15 percent, or $632.5 million, and in 1999 averaged $4.2 billion and grew 8 percent, or $312.0 million. Average retail loans would have grown 14 percent in 2000 if loans securitized during these periods had been included in the growth rate calculation.

Residential real estate loans led the increase in retail loans and accounted for 66 percent of the retail loan portfolio in 2000 and 61 percent in 1999. The residential real estate loan portfolio averaged $3.2 billion and grew 26 percent in 2000 due to continued growth in second mortgages originated by First Horizon Equity Lending, a division of FTBNA, and averaged $2.6 billion and grew 7 percent in 1999. The retail real estate construction portfolio averaged $152.7 million in 2000 and increased 62 percent due to expansion of a program at First Horizon Home Loans to provide residential constructions loans to individuals for whom we have committed a permanent mortgage. In comparison, this portfolio averaged $94.3 million in 1999 and grew 73 percent. The retail real estate construction loans are all in First Horizon Home Loans. Other consumer loans averaged $926.4 million in 2000 with a decrease of 7 percent, and averaged 1.0 billion in 1999 with growth of 10 percent.

Total credit card receivables (Visa, MasterCard and private label accounts) averaged $554.6 million, a decrease of 3 percent in 2000, while averaging $573.4 million in 1999 with growth of 2 percent from 1998. On December 31, 2000, credit card receivables had decreased to $319.4 million due to First Tennessee's decision to focus on core multi-relationship customers and sell almost $300 million of affinity, co-branded, and certain single relationship credit card receivables, which did not fit this strategic focus (see also Note 2 - Acquisitions/Divestitures for additional information).

Going forward, First Tennessee expects loan growth to decrease slightly due to anticipated slower growth in the national and regional economies. As loan growth continues to outpace deposit growth, First Tennessee will continue to evaluate alternative sources of funding which may include loan sales, securitizations, syndications, and debt offerings.

INVESTMENT SECURITIES

The investment portfolio of First Tennessee consists principally of debt securities used as a source of income, liquidity and collateral for repurchase agreements or public fund deposits. Additionally, the investment portfolio is used as a tool to manage risk from movements in interest rates. On December 31, 2000, the investment portfolio totaled $2.8 billion. The investment portfolio is classified into two categories: securities available for sale (AFS) and securities held to maturity (HTM). Table 10 shows information pertaining to the composition, yields and maturities of the investment securities portfolio.


First Tennessee National Corporation                                        F-16

TABLE 10 - CONTRACTUAL MATURITIES OF INVESTMENT SECURITIES AT DECEMBER 31, 2000 (AMORTIZED COST)
                                                                 After 1 Year       After 5 Years
                                              Within 1 Year     Within 5 Years     Within 10 Years       After 10 Years
                                             ----------------  -----------------  ----------------- ---------------------
(Dollars in thousands)                       Amount    Yield    Amount    Yield    Amount    Yield    Amount        Yield
-------------------------------------------------------------------------------------------------------------------------
SECURITIES HELD TO MATURITY:
States and municipalities*                   $ 2,055    6.75%  $  7,145    7.04%  $  8,543   7.37%  $    4,072      8.15%
Privately issued CMOs                             --      --         --      --    314,609   6.86      301,891      7.51
-------------------------------------------------------------------------------------------------------------------------
Total                                        $ 2,055    6.75%  $  7,145    7.04%  $323,152   6.87%  $  305,963      7.52%
=========================================================================================================================
SECURITIES AVAILABLE FOR SALE:
Mortgage-backed securities
  and collateralized
  mortgage obligations**                     $ 8,186    6.59%  $ 36,270    6.67%  $ 26,345   7.38%  $1,603,883      6.57%
U.S. Treasury and other U.S.
  government agencies                         36,007    6.18     74,576    6.62     30,404   7.19          997      6.38
States and municipalities*                     4,504    5.54      7,494    5.45        325   5.25       21,500      7.93
Other                                          2,953    8.29      9,368    8.16      7,895   6.81      306,123 ***  7.72
-------------------------------------------------------------------------------------------------------------------------
Total                                        $51,650    6.31%  $127,708    6.68%  $ 64,969   7.21%  $1,932,503      6.77%
=========================================================================================================================

  * Weighted average yields on tax-exempt obligations have been computed by adjusting allowable tax-exempt income to a fully taxable equivalent basis using a tax rate of 35 percent.
 ** Includes $1.7 billion of government agency issued mortgage-backed securities and collateralized mortgage obligations which, when adjusted for early paydowns, have an estimated average life of 3.1 years.
*** Includes $155 million of equity securities with no stated maturity.

Average investment securities increased 6 percent, or $160.0 million, in 2000 to $2.9 billion. During 1999 average investment securities increased 11 percent, or $276.9 million. In 2000 the growth in investment securities came principally from the 1999 reclassification of excess mortgage servicing rights to interest-only strips held in the investment portfolio. The growth in 1999 came from securitization activity and the retention of a portion of the resulting securities. Excluding the securitization transactions in 1999, investment securities would have decreased 1 percent. Investment securities represented 18 percent of earning assets in 2000 and 17 percent of earning assets in 1999 and 1998.

On December 31, 2000, the AFS securities totaled $2.2 billion and had an average life of 3.4 years. AFS securities consisted primarily of mortgage-backed securities, collateralized mortgage obligations (CMOs), U.S. Treasuries, U.S. government agencies, equities, and interest only strips. On December 31, 2000, these securities had approximately $23.9 million of net unrealized gains that resulted in an increase in book equity of approximately $14.6 million, net of $9.3 million of deferred income taxes. On December 31, 1999, the AFS securities portfolio totaled $2.3 billion and had approximately $35.7 million of net unrealized losses that resulted in a decrease in book equity of approximately $21.8 million, net of $13.9 million of deferred income tax benefit. On December 31, 1998, the AFS securities portfolio totaled $1.8 billion and had approximately $20.9 million of net unrealized gains that resulted in an increase in book equity of approximately $12.9 million, net of $8.0 million of deferred income taxes.

On December 31, 2000, the HTM securities totaled $638.3 million and had an average life of 4.0 years. HTM securities include privately issued CMOs and municipal securities. The privately issued CMOs represent consumer real estate loans that have been securitized and retained through the use of a Real Estate Mortgage Investment Conduit (REMIC). The HTM securities portfolio had a net unrealized loss on December 31, 2000, of $18.6 million. On December 31, 1999, the HTM securities totaled $768.9 million and had a net unrealized loss of $34.1 million, and on December 31, 1998, the HTM securities portfolio totaled $609.8 million and had a net unrealized gain of $.6 million.

MORTGAGE LOANS HELD FOR SALE (MORTGAGE WAREHOUSE)

Due to lower origination activity in 2000 the mortgage warehouse represented only 15 percent of total earning assets, compared with 21 percent of earning assets in 1999 and 20 percent in 1998. During 2000 the mortgage


F-17                                       First Tennessee National Corporation
warehouse averaged $2.5 billion and decreased 24 percent, or $766.9 million, from 1999. During 1999 the mortgage warehouse averaged $3.2 billion and increased 11 percent, or $306.5 million, from 1998. Since the mortgage warehouse loans are generally held in inventory for a short period of time, there may be significant differences between average and period-end balances. At year-end 2000, the mortgage warehouse totaled $1.7 billion compared with $2.0 billion and $4.2 billion at year-end 1999 and 1998, respectively.


DEPOSITS, OTHER SOURCES OF FUNDS AND LIQUIDITY MANAGEMENT

DEPOSITS

During 2000 core deposits decreased 3 percent, or $237.1 million, and averaged $8.9 billion. This compares to growth of 1 percent, or $134.3 million, and an average balance of $9.1 billion in 1999. In 1998, these deposits averaged $9.0 billion. The decrease in core deposits during 2000 came primarily from checking interest and money market accounts and parallels the trend in the industry.

Interest-bearing core deposits decreased 4 percent and averaged $6.0 billion in 2000 compared with an average balance of $6.3 billion for both 1999 and 1998. Noninterest bearing deposits grew 2 percent, or $43.3 million, during 2000, due to growth in a cash management investment product, and averaged $2.9 billion. In 1999, noninterest-bearing deposits grew 7 percent, or $174.6 million, primarily from growth in demand deposits, and averaged $2.8 billion. Noninterest-bearing deposits averaged $2.7 billion in 1998.

OTHER SOURCES OF FUNDS

Short-term purchased funds averaged $7.9 billion for 2000, up 12 percent, or $821.4 million, from the previous year. This increase was primarily used to fund the growth in earning assets. Short-term purchased funds increased 24 percent, or $1.4 billion in 1999, and averaged $7.1 billion and $5.7 billion during 1999 and 1998, respectively. The growth in 1999 was primarily used to fund a larger balance sheet principally due to growth in earning assets. Short-term purchased funds accounted for 46 percent of First Tennessee's funding (core deposits plus purchased funds and term borrowings) in 2000, 43 percent in 1999, and 38 percent in 1998. See Note 9 - Short-Term Borrowings for additional information.

Term borrowings include senior and subordinated borrowings and advances with maturities greater than one year. On average, term borrowings increased 4 percent, or $13.2 million, during 2000 and averaged $384.3 million, compared with an increase of 47 percent, or $118.4 million, and an average balance of $371.1 million in 1999. The increase in 1999 was primarily due to a full-year effect on averages from the $250 million of subordinated debt issued in 1998. Term borrowings averaged $252.7 million in 1998. Term borrowings on December 31, 2000, were $409.7 million, an increase of 14 percent, or $51.0 million, from 1999 year-end. See Note 10 - Term Borrowings for additional information.

LIQUIDITY MANAGEMENT

The objective of liquidity management is to ensure the continuous availability of funds to meet the demands of depositors and borrowers. The Asset/Liability Committee, a committee consisting of senior management that meets regularly, is responsible for managing these needs by taking into account the marketability of assets; the sources, stability and availability of funding; and the level of unfunded commitments. Core deposits are First Tennessee's primary source of funding and one of the most stable sources of liquidity for a bank. In 2000, the total loan to core deposit ratio was 112 percent compared with 97 percent and 92 percent in 1999 and 1998, respectively. This ratio increased in 1999 as loan growth continued to outpace deposit growth. FTBNA has a bank note program available for additional liquidity, under which the bank may borrow funds from time to time, at maturities of 30 days to 30 years. On December 31, 2000, approximately $3.0 billion was available under the bank note program as a long-term (greater than one year) funding source.

Parent company liquidity is maintained by cash flows stemming from dividends and interest payments collected from subsidiaries, which represent the primary source of funds to pay dividends to shareholders and interest to debtholders. The amount of dividends from bank subsidiaries is subject to certain regulatory restrictions that are


First Tennessee National Corporation                                        F-18
described in Note 18 - Restrictions, Contingencies and Other disclosures. The parent company statements are presented in Note 26 - Parent Company Financial Information. The parent company also has the ability to enhance its liquidity position by raising equity or incurring debt. Under an effective shelf registration statement on file with the Securities and Exchange Commission
(SEC), First Tennessee, as of December 31, 2000, may offer from time to time at its discretion, debt securities, and common and preferred stock aggregating up to $225 million. In addition, First Tennessee also has an effective capital securities shelf registration statement on file with the SEC under which up to $200 million of capital securities is available for issuance.

Maintaining adequate credit ratings on debt issues is critical to liquidity because it affects the ability of First Tennessee to attract funds from various sources on a cost-competitive basis. The various credit ratings are detailed in Table 11.


TABLE 11 - CREDIT RATINGS AT DECEMBER 31, 2000
                                                                        Standard & Poor's      Moody's        Fitch
-------------------------------------------------------------------------------------------------------------------------
FIRST TENNESSEE NATIONAL CORPORATION
Overall credit rating                                                       A-/Negative       A2/Stable    A/Stable/F1
Subordinated debt                                                               BBB+             A3            A-
Capital securities*                                                             BBB              a2            A-
-------------------------------------------------------------------------------------------------------------------------
FIRST TENNESSEE BANK NATIONAL ASSOCIATION
Overall credit rating                                                      A/Negative/A-1     A1/Stable    A/Stable/F1
Long-term/short-term deposits                                                  A/A-1            A1/P-1        A+/F1
Other long-term/short-term funding**                                             A              A1/P-1
Subordinated debt                                                                A-               A2            A-
-------------------------------------------------------------------------------------------------------------------------
FT REAL ESTATE SECURITIES COMPANY, INC.
Preferred stock                                                                  BBB+             a1
-------------------------------------------------------------------------------------------------------------------------

 * Guaranteed preferred beneficial interests in First Tennessee's subordinated debentures.
** Other funding includes senior bank notes.
   A rating is not a recommendation to buy, sell or hold securities.


CAPITAL

Total capital (shareholders' equity plus qualifying capital securities and subsidiary preferred stock) on December 31, 2000, was $1.5 billion, up 14 percent, or $181.1 million, from December 31, 1999. Shareholders' equity (excluding the qualifying capital securities and subsidiary preferred stock) was $1.4 billion at year-end 2000, up 11 percent from 1999, which was up 13 percent from year-end 1998. The increase in total capital in 2000 came from retention of net income after dividends, issuance and sale of subsidiary preferred stock and stock option exercises, reduced by shares repurchased. The increase in total capital in 1999 came from retention of net income after dividends, equity issued for acquisitions and stock option exercises, reduced by shares repurchased. The Consolidated Statements of Shareholders' Equity highlights the changes in equity since December 31, 1997.

Capital adequacy is an important indicator of financial stability and performance. Management's objectives are to maintain a level of capitalization that is sufficient to sustain asset growth, take advantage of profitable growth opportunities and promote depositor and investor confidence. Overall, First Tennessee's capital position remained strong as shown in Table 12. Unrealized market valuations had no material effect on the ratios.


F-19                                       First Tennessee National Corporation

TABLE 12 - CAPITAL RATIOS
                                                     2000       1999       1998
--------------------------------------------------------------------------------
Average total capital to average assets*             7.16%      6.91%      6.55%
Average shareholders' equity to average assets       6.61       6.37       5.96
Period-end shareholders' equity to assets            7.46       6.76       5.87
Period-end double leverage                          107.2      108.9      112.5
--------------------------------------------------------------------------------

* Total capital includes shareholders' equity, preferred stock of subsidiary and guaranteed preferred beneficial interests in First Tennessee's junior subordinated debentures.


Banking regulators define minimum capital ratios for bank holding companies and their subsidiaries. Based on the risk-based capital rules and definitions prescribed by the banking regulators, should an institution's capital ratios decline below predetermined levels, it would become subject to a series of increasingly restrictive regulatory actions. The system categorizes a financial institution's capital position into one of five categories ranging from well-capitalized to critically under-capitalized. For an institution to qualify as well-capitalized, Tier 1 Capital, Total Capital and Leverage capital ratios must be at least 6 percent, 10 percent and 5 percent, respectively. As of December 31, 2000, First Tennessee and all of its banking affiliates had sufficient capital to qualify as well-capitalized institutions as shown in Note 13 - Regulatory Capital.

At the January 1998 meeting of the board of directors, a two-for-one stock split was approved. The stock split was effective February 20, 1998, and changed the par value of First Tennessee's common stock from $1.25 to $.625 per share and the shares of authorized common stock increased from 200 million to 400 million. All share-related information has been restated in this document to reflect the stock split.

On December 31, 2000, book value per common share was $10.70 compared with $9.52 for 1999 and $8.50 for 1998. Average shares outstanding for the three-year period were: 129.9 million in 2000, 130.6 million in 1999 and 128.2 million in 1998. Period-end shares outstanding for this same three year-period were: 128.7 million, 129.9 million and 129.0 million, respectively. The lower number of shares outstanding in 2000 was due to more shares repurchased than shares issued for stock option exercises and acquisitions. First Tennessee's shares are traded on The New York Stock Exchange under the symbol FTN. The sales price ranges, net income per share and dividends declared by quarter, for each of the last two years, are presented in Table 20.

On December 31, 2000, the closing sales price of First Tennessee's common stock was $28.9375 per share. This price was 270 percent of year-end book value per share, and the annual dividend yield for 2000 was 3.1 percent based on dividends declared in 2000 and the closing market price of $28.50 on December 31, 1999. Management has authority to repurchase common stock from time to time for various benefit programs. During 2000, First Tennessee repurchased 2.5 million shares while 1.3 million were issued for benefit plans. During 1999, 1.3 million shares were repurchased while 1.9 million were issued for benefit plans and .3 million were issued for acquisitions. During 1998, 1.9 million shares were repurchased while 2.1 million were issued for benefit plans and .5 million were issued for acquisitions. Pursuant to board authority, First Tennessee plans to continue to purchase shares from time to time for its stock option plans and will evaluate the level of capital and take action designed to generate or use capital as appropriate for the interests of the shareholders. Also, in October 2000 First Tennessee announced that the Board of Directors approved the repurchase of up to 9.5 million shares by June 30, 2002, subject to market conditions, accumulation of excess equity and prudent capital management. During 2000, no shares were repurchased pursuant to this authority.


RISK MANAGEMENT
---------------

INTEREST RATE RISK MANAGEMENT

The primary purpose of managing interest rate risk is to minimize the volatility to earnings from changes in interest rates and preserve the value of First Tennessee's capital. The Asset/Liability Committee is responsible for coordinating the financial management of net interest income, liquidity, mortgage banking interest rate risk,


First Tennessee National Corporation                                        F-20
investment portfolio, off-balance sheet hedging, and other such activities. Interest rate risk is managed by structuring the balance sheet to attempt to maximize overall profitability, increase revenue, and achieve the desired level of net interest income while managing interest sensitivity risk and liquidity. Derivative financial instruments are used to aid in managing the exposure of the balance sheet, net interest income, fee income, and expenses to changes in interest rates. Interest rate sensitivity risk is defined as the risk that future changes in interest rates will impact income.

First Tennessee's net interest income and its financial condition are affected by changes in the level of market interest rates as the repricing characteristics of its loans and other assets do not necessarily match those of its deposits, other borrowings and capital. For example, some fixed-rate assets that reprice within one year are funded with floating-rate debt. This position will benefit net interest income in a declining interest rate environment and will negatively impact net interest income in a rising interest rate environment. In the case of floating-rate assets and liabilities, First Tennessee may also be exposed to basis risk, which results from changing spreads between loans and deposit rates.

The interest rate sensitivity analysis cannot be used in isolation to determine the level of interest rate exposure because it does not fully capture the impact of changes in the balance sheet mix, administered rates (such as the prime lending rate), embedded options, lagged interest rate changes, and certain other factors. Accordingly, First Tennessee uses simulation analysis as its primary tool to manage interest rate risk exposure. This type of analysis computes net interest income at risk under a variety of market interest rate scenarios to more dynamically identify interest rate risk exposures. This simulation, which considers forecasted balance sheet changes, prepayment speeds, deposit mix, pricing impacts, and other changes in the net interest spread, provides an estimate of the annual net interest income at risk for given changes in interest rates. This estimate includes assumptions that are inherently uncertain and, as a result, the model cannot precisely estimate net interest income or precisely predict the impact of higher or lower interest rates on net interest income. Actual results will differ from simulated results due to timing, magnitude and frequency of interest rate changes and changes in market conditions, and management's strategies, among other factors.

Rate shock analysis using multiple interest rate movements up and down is used by mortgage banking to determine the amount of interest rate risk and market value exposure of loan commitments in the pipeline and the mortgage warehouse and of mortgage servicing rights. Various factors are used in this analysis including the magnitude and direction of interest changes, prepayment speeds, and other factors that could affect mortgage banking. Derivative financial instruments are used by mortgage banking for two purposes. Forward contracts and option contracts are used to protect the value of the pipeline and mortgage warehouse against rises in interest rates between the time an interest rate is committed to the customer and the mortgage is sold into the secondary market. Interest rate contracts are utilized to protect against the prepayment risk of the mortgage servicing rights that generally accompanies declines in interest rates. As interest rates fall, the value of the mortgage servicing rights should decrease and the value of the servicing hedge should increase. Conversely, as interest rates rise, the value of mortgage servicing rights should increase and the value of the servicing hedge should decrease. Under SFAS No. 133 hedge accounting, ineffectiveness in these hedging strategies will be reflected immediately in income.

Capital markets buys and sells various types of securities for its customers. When these securities settle on a delayed basis, they are considered forward contracts. Inventory positions are limited to the procurement of securities solely for distribution to customers by the sales staff, and ALCO policies and guidelines have been established to limit the risk in managing this inventory.

The derivative financial instruments listed in Table 13 are shown at both notional and fair values. Table 13 also details First Tennessee's interest rate sensitivity profile at December 31, 2000, based on projected cash flows using contractual maturity for loans and expected repayment dates for securities. Note 24 - Financial Instruments with Off-Balance Sheet Risk should be referred to for additional information. See Net Interest Income discussion for additional assumptions and information. The information provided in this section including the discussion regarding simulation analysis and rate shock analysis is forward-looking. Actual results could differ because of interest rate movements, the ability of management to execute its business plans and other factors, including those presented in the Forward-Looking Statements section of this MD&A.


F-21                                       First Tennessee National Corporation

TABLE 13 - RISK SENSITIVITY ANALYSIS
CAPITAL MARKETS
                                                                                                                    Fair
(Dollars in millions)                         2001       2002      2003      2004      2005     2006+      Total    Value
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Capital markets securities inventory:
  Floating                                  $   254     $  --     $  --    $  --     $  --     $  --     $   254    $ 254
    Average interest rate                      6.75%       --        --       --        --        --        6.75%
-------------------------------------------------------------------------------------------------------------------------
INTEREST RATE DERIVATIVES (NOTIONAL VALUE):
Forward contracts:
  Commitments to buy                        $(1,611)       --        --       --        --        --     $(1,611)   $  (3)
    Weighted average settlement price         99.34%       --        --       --        --        --       99.34%
  Commitments to sell                       $ 1,720        --        --       --        --        --     $ 1,720    $   3
    Weighted average settlement price         99.43%       --        --       --        --        --       99.43%
Caps purchased                                   --     $ 165     $  10       --        --        --     $   175        *
    Weighted average strike price                --      7.00%     7.00%      --        --        --        7.00%
Caps written                                     --     $(165)    $ (10)      --        --        --     $  (175)       *
    Weighted average strike price                --      7.00%     7.00%      --        --        --        7.00%
Floors purchased                                 --     $  95     $ 125    $   5     $  20        --     $   245    $   3
    Weighted average strike price                --      6.15%     7.67%    6.25%     6.25%       --        6.94%
Floors written                                   --     $ (95)    $(125)   $  (5)    $ (20)       --     $  (245)   $  (3)
    Weighted average strike price                --      6.15%     7.67%    6.25%     6.25%       --        6.94%
Option contracts purchased                  $    90        --        --       --        --        --     $    90    $   1
    Weighted average strike price            100.75%       --        --       --        --        --      100.75%
Option contracts written                    $   (90)       --        --       --        --        --     $   (90)   $  (1)
    Weighted average strike price            100.75%       --        --       --        --        --      100.75%
Swap contracts                                   --     $  10     $   5       --     $  20     $  50     $    85        *
    Average pay rate (floating)                  --      9.50%     6.89%      --      7.97%     7.16%       7.61%
    Average receive rate (fixed)                 --      9.48%     7.13%      --      8.52%     7.66%       8.05%
Swap contracts                                   --     $ (10)    $  (5)      --     $ (20)    $ (50)    $   (85)       *
    Average pay rate (fixed)                     --      9.48%     7.13%      --      8.52%     7.66%       8.05%
    Average receive rate (floating)              --      9.50%     6.89%      --      7.97%     7.16%       7.61%
-------------------------------------------------------------------------------------------------------------------------

* Amount is less than $500,000



First Tennessee National Corporation                                        F-22

TABLE 13 - RISK SENSITIVITY ANALYSIS (CONTINUED)
HELD FOR PURPOSES OTHER THAN TRADING
                                                                                                                    Fair
(Dollars in millions)                      2001     2002       2003       2004       2005       2006+     Total     Value
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Loans, net of unearned income*:
  Floating                                $4,124    $ 406      $ 191      $ 155      $ 173    $   180    $5,229    $5,229
     Average interest rate                  9.65%    9.08%      8.80%      8.66%      8.83%      9.00%     9.49%
  Fixed                                   $1,261    $ 694      $ 718      $ 601      $ 416    $ 1,259    $4,949    $5,029
     Average interest rate                  9.06%    8.88%      8.33%      8.20%      8.73%      8.62%     8.68%
Mortgage loans held for sale - floating   $1,735       --         --         --         --         --    $1,735    $1,748
     Average interest rate                  8.10%      --         --         --         --         --      8.10%
Investment securities - fixed             $  664    $ 507      $ 410      $ 341      $ 400    $   517    $2,839    $2,820
     Average interest rate                  6.83%    6.76%      6.80%      6.93%      6.82%      7.70%     6.98%
Liquid assets - floating**                $  126       --         --         --         --         --    $  126    $  126
     Average interest rate                  6.59%      --         --         --         --         --      6.59%
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Interest-bearing deposits:
  Floating                                $2,251       --         --         --         --    $   251    $2,502    $2,502
     Average interest rate                  5.44%      --         --         --         --       5.36%     5.43%
  Fixed                                   $4,578    $ 595      $ 323      $ 198      $ 229    $   917    $6,840    $6,872
     Average interest rate                  6.17%    5.19%      4.15%      2.60%      3.24%      3.22%     5.20%
Short-term borrowings:
  Floating                                $3,418       --         --         --         --         --    $3,418    $3,418
     Average interest rate                  6.27%      --         --         --         --         --      6.27%
  Fixed                                   $   19       --         --         --         --         --    $   19    $   19
     Average interest rate                  5.64%      --         --         --         --         --      5.64%
Term borrowings - fixed                       --       --      $  50         --      $ 125    $   235    $  410    $  403
     Average interest rate                    --       --       6.92%        --       6.73%      6.12%     6.40%
Guaranteed preferred beneficial interests
  in First Tennessee's junior
  subordinated debentures - fixed             --       --         --         --         --    $   100    $  100    $   88
     Average interest rate                    --       --         --         --         --       8.07%     8.07%
Preferred stock of subsidiary - fixed         --       --         --         --         --    $    38    $   38    $   37
     Average interest rate                    --       --         --         --         --       9.50%     9.50%
-------------------------------------------------------------------------------------------------------------------------

 * Excludes nonaccrual loans.
** Consists of federal funds sold, securities purchased under agreements to resell and investments in time deposits.


F-23                                        First Tennessee National Corporation

TABLE 13 - RISK SENSITIVITY ANALYSIS (CONTINUED)
HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)
(Dollars in millions)                   2001      2002      2003       2004      2005        2006+       Total      Value
-------------------------------------------------------------------------------------------------------------------------
DERIVATIVES (NOTIONAL VALUE):
MORTGAGE BANKING**:
Pipeline and warehouse hedging
  Forward contracts-
  Commitments to sell                  $1,883     $  --    $    --     $ --     $    --     $   --     $ 1,883      $(12)
    Weighted average settlement price  100.22%       --         --       --          --         --      100.22%
Servicing portfolio hedging
  Floors purchased                         --        --         --       --     $ 2,925         --     $ 2,925      $ 73
    Weighted average strike price          --        --         --       --        6.30%        --        6.30%
  Floors written                           --        --         --       --     $  (500)        --     $  (500)     $ (9)
    Weighted average strike price          --        --         --       --        6.00%        --        6.00%
  Forwards purchased                   $  870        --         --       --          --         --     $   870      $  8
    Weighted average strike price        6.74%       --         --       --          --         --        6.74%
  Swaps                                    --        --         --       --          --     $  750     $   750      $ 69
    Average pay rate (fixed)               --        --         --       --          --       7.25%       7.25%
    Average receive rate (floating)        --        --         --       --          --       6.40%       6.40%
  Swaps                                    --        --    $   145       --          --         --     $   145      $ 15
    Average pay rate (floating)            --        --       6.72%      --          --         --        6.72%
    Average receive rate (floating)        --        --       4.86%      --          --         --        4.86%
  Swaptions purchased                  $  225        --         --       --          --     $1,000     $ 1,225      $ 30
    Average interest rate                5.91%       --         --       --          --       6.25%       6.19%
Other
  Floors purchased                     $7,025        --    $ 5,350       --          --         --     $12,375      $ 16
    Weighted average strike price        4.67%       --       4.48%      --          --         --        4.59%
  Floors written                                           $(5,350)                                    $(5,350)     $(15)
    Weighted average strike price                             4.48%                                       4.48%
INTEREST RATE RISK MANAGEMENT:
Swaps                                  $  250        --    $    50       --          --         --     $   300         *
  Average pay rate (floating)            6.67%       --       6.38%      --          --         --        6.62%
  Average receive rate (fixed)           6.73%       --       7.15%      --          --         --        6.80%
Swaps                                  $  200        --         --       --          --         --     $   200         *
  Average pay rate (floating)            6.66%       --         --       --          --         --        6.66%
  Average receive rate (floating)        6.86%       --         --       --          --         --        6.86%
Caps:
  Purchased                                --     $  20         --       --          --         --     $    20         *
    Weighted average strike price          --      8.00%        --       --          --         --        8.00%
  Written                                  --     $ (20)        --       --          --         --     $   (20)        *
    Weighted average strike price          --      8.00%        --       --          --         --        8.00%
Equity options purchased                   --        --    $     2       --          --         --     $     2      $  1
    Weighted average strike price          --        --    $ 1,117       --          --         --     $ 1,117
OTHER:
Equity collar:                                                                                                      $  2
  Call - written                       $   (4)       --         --       --          --         --     $    (4)
    Weighted average strike price      $   70        --         --       --          --         --     $    70
  Put - purchased                      $    4        --         --       --          --         --     $     4
    Weighted average strike price      $   62        --         --       --          --         --     $    62
-------------------------------------------------------------------------------------------------------------------------

 * Amount is less than $500,000
** Mortgage banking derivatives had a net book value of $172 million on December 31, 2000.

CREDIT RISK MANAGEMENT/ASSET QUALITY

First Tennessee manages credit risk and asset quality through diversification in the loan portfolio and adherence to its credit policy process. First Tennessee's goal is not to avoid risk but to manage it and include it in the pricing decision. Management strives to identify loans experiencing difficulty early enough to correct the deficiencies. In


First Tennessee National Corporation                                        F-24
addition, management attempts to recognize problem loans and nonperforming loans in a timely manner. Both charge-offs and asset writedowns are recorded promptly, based on management's assessments of current collateral values and the borrower's ability to repay.

At December 31, 2000, First Tennessee did not have any concentrations of 10 percent or more of total loans in any single industry.

ALLOWANCE FOR LOAN LOSSES AND CHARGE-OFFS

Management's policy is to maintain the allowance for loan losses at a level sufficient to absorb the estimated losses inherent in the loan portfolio. The allowance for loan losses is increased by the provision for loan losses and recoveries and is decreased by charged-off loans and the portion of the allowance attributable to loans sold. The adequacy of reserves is analyzed quarterly for the purpose of maintaining coverage of estimated losses inherent in the loan portfolio. An analytical model is used to test the adequacy of the reserves, based on historical loss experience, current trends and reasonably foreseeable events. This methodology determines an estimated loss percentage (reserve rate), which is applied against the balance of loans in each segment of the loan portfolio at the evaluation date.

COMMERCIAL AND COMMERCIAL REAL ESTATE LOANS

To assess the quality of individual commercial loans, all commercial loans are internally assigned a credit rating, ranging from grades A to F (in 2001 grades will be assigned using 1 to 10). Analyzing the migration of loan grades assists in the credit risk management of the portfolio. A reserve rate is established for each loan grade based on a historical three-year moving average of actual charge-offs. The reserve rate is then adjusted for current trends, both internal and external, that may affect the asset quality of the loan portfolio. Some of the factors considered in making these adjustments include: levels of and trends in delinquencies; classified loans and nonaccrual loans; trends in outstandings and maturities; effects of changes in lending policies and underwriting guidelines; introduction of new loan products with different risk characteristics; experience, ability and depth of lending management and staff; migration trends of loan grades; and charge-off trends that may skew the historical three-year moving average. Finally, the reserve rates for each loan grade are reviewed quarterly to reflect local, regional and national economic trends; concentrations of cyclical industries; and the economic prospects for industry concentrations. To supplement management's process in setting these additional adjustments, an economic model is used that evaluates the correlation between historical charge-offs and a number of state and national economic indicators. Also, all classified loans $1 million and greater are evaluated separately, and a specific reserve is set based on the exposure (the difference between the outstanding loan amount and the estimated net realizable value of the collateral) and the probability of loss.

Table 14 shows the reserve rates (percentage of allowance for loan losses to outstanding balances) by loan category. The reserve rate for all commercial loans declined to .88 percent in 2000 from .92 percent in 1999 and .96 percent in 1998. The decline in the reserve rate primarily reflects a reduction in the C- grade loss factor due to declining charge-off rates from the historical three-year moving average study. The reserve rate for impaired loans decreased to 36.59 percent in 2000 from 42.86 percent in 1999 and 50.00 percent in 1998. This decline reflects the improved collateral position of the impaired loans, therefore, less reserves are required even though the level of impaired loans has increased. The charge-off ratio (see Table 17) decreased to .08 percent in 2000 from .17 percent in 1999, which was up from .05 percent in 1998.

TABLE 14 - RESERVE RATES
                                                                                                 2000      1999    1998
------------------------------------------------------------------------------------------------------------------------
Commercial, commercial real estate and commercial construction*                                    .88%      .92%    .96%
Impaired                                                                                         36.59     42.86   50.00
Retail (excluding credit card)                                                                     .85      1.06    1.13
Credit card receivables                                                                           5.02      4.12    4.21
------------------------------------------------------------------------------------------------------------------------

* Excludes impaired loans.
Certain previously reported amounts have been restated to agree with current presentation.


F-25                                        First Tennessee National Corporation

RETAIL LOANS

Reserve rates are also established for each segment of the retail loan portfolio based on historical loss trends and are adjusted to reflect current trends. Some of the factors for making these adjustments include: changes in underwriting guidelines or credit scoring models; trends in consumer payment patterns, delinquencies and personal bankruptcy; staffing levels in the collection area; changes in the mix of loan products outstanding; experience, ability and depth of lending management and staff; value of underlying collateral; and charge-off trends. The reserve rates are also adjusted for changing economic conditions and the adequacy of the reserves to cover inherent loss.

The reserve rate for retail loans decreased to .85 percent from 1.06 percent in 1999 and 1.13 percent in 1998. The decrease in the retail loan reserve rate for 2000 was impacted by an increase in the reserve rate for installment loans of the regional banking group to reflect higher charge-off trends; a decrease in the reserve rate due to lower than expected losses from a business decision to retain and cure nonperforming loans in mortgage banking rather then sell them in the market place; and a decrease in the reserve rate due to the acceleration of charge-offs to comply with the new Federal Financial Institutions Examination Council (FFIEC) regulations. The residential real estate charge-off ratio increased to .51 percent in 2000 from .36 percent in 1999 and the other consumer charge-off ratio increased to 1.83 percent in 2000 from 1.37 percent in 1999.

The reserve rate for the credit card portfolio increased in 2000 to 5.02 percent due to rising delinquency rates and charge-off trends after decreasing slightly in 1999 to 4.12 percent from 4.21 percent in 1998. In 2001 the remaining credit card portfolio contains accounts which historically have shown lower amounts of delinquencies and charge-offs, thereby requiring less reserves. The credit card receivables net charge-off ratio increased 61 basis points to 4.25 percent in 2000 from 3.64 percent in 1999 which was down from 3.92 percent in 1998.

TOTAL LOANS

The total allowance for loan losses increased 3 percent, or $4.1 million, from year-end 1999, at which time it had increased 3 percent, or $3.6 million, since year-end 1998. Period-end loans grew 9 percent in both 2000 and 1999. The ratio of allowance for loan losses to loans, net of unearned income, declined to 1.40 percent on December 31, 2000, from 1.49 percent on December 31, 1999. Excluding the FFIEC adjustment and the sale of credit cards the ratio for 2000 would have been 1.55 percent. The ratio of allowance for loan losses to loans was 1.59 percent at December 31, 1998.

Table 15 gives a breakdown of the allowance allocation by major loan types and commercial loan grades at December 31, 2000, compared with the same period in 1999. This table also shows the amount of the general reserve. A general reserve is maintained on the commercial loan portfolio based on management's judgment regarding the risk of error in grading the loans and in the specific allowances for individual loans or pools of loans. The general reserve has well defined criteria that must be met before any of this reserve is used. Table 16 summarizes by category, loans charged off and recoveries of loans previously charged off. This table also shows the additions to the reserve (provision), which have been charged against operating earnings.

Net charge-offs increased to $61.1 million for the year ended December 31, 2000. Net charge-offs were $51.7 million for 1999 and $37.8 million for 1998. The increase in the level of net charge-offs was due to higher retail loan net charge-offs, which included those products with higher risk/return profiles while the level of commercial loan net charge-offs decreased. Total commercial and commercial real estate related loan net charge-offs decreased to $4.1 million in 2000 from $7.9 million in 1999. Residential real estate loan net charge-offs increased to $16.5 million in 2000 from $9.2 million in 1999. Other consumer loan net charge-offs increased to $16.9 million in 2000 from $13.7 in 1999. Credit card receivables net charge-offs increased to $23.6 million for 2000 from $20.8 million for 1999. The level of credit card net charge-offs should decrease in 2001 due to the sale of some credit card loans. The ratio of net charge-offs to average loans increased to .62 percent for 2000 from .59 percent for 1999 and .46 percent for 1998. The increase in the net charge-off ratio in 2000 was primarily due to the implementation of the FFIEC regulations. The impact of implementing the new regulations resulted in additional net charge-offs of $4.4 million in 2000 and increased the net charge-off ratio by
 .05 percentage point. Overall, the commercial net charge-off ratio declined in 2000, while the retail net charge-off ratio increased.


First Tennessee National Corporation                                        F-26

Within the course of normal mortgage banking activities, a small percentage of nonperforming assets is created when FHA/VA borrowers are delinquent in their monthly payments prior to the completion of the insuring process. Additionally, loans that have been sold may be required to be repurchased if they are found not to meet an investor's origination criteria. From this pool, there were net charge-offs of $5.1 million in 2000, an increase from $2.1 million in 1999 and $3.4 million in 1998. These net charge-offs had the effect of adding .06 percentage point to the total net charge-off ratio in 2000. The primary reason for the increase in these charge-offs was the implementation of the new FFIEC regulations.

Going forward, asset quality ratios will be affected by loan sales, other balance sheet strategies and shifts in loan mix to and from products with higher risk/return profiles. Asset quality indicators are likely to deteriorate somewhat from the favorable levels achieved in recent periods as the growth in the economy begins to slow, however, including the effects of the credit card sale, net charge-offs as a percent of average loans should remain stable. Actual results could differ because of several factors, including those presented in the Forward-Looking Statements section of this MD&A discussion.


F-27                                       First Tennessee National Corporation

TABLE 15 - LOANS AND FORECLOSED REAL ESTATE AT DECEMBER 31
                                                               2000                                        1999
                                  --------------------------------------------------------------  -----------------------
                                               Construction                           Allowance                 Allowance
                                                   and        Commercial              for Loan                   for Loan
(Dollars in millions)             Commercial   Development    Real Estate    TOTAL      Loss           Total       Loss
-------------------------------------------------------------------------------------------------------------------------
Internal grades*:
      A                             $   226        $  --        $  --       $   226     $  --         $   236      $  --
      B                                 553            2           75           630         1             754          1
      C                               2,318          377          678         3,373        20           3,027         19
      C-                                651           33          164           848         9             616          9
      D                                 111            2           11           124         7              77          4
      E                                  37           --           10            47         5              41          5
      F                                  33           --            5            38         5              33          6
-------------------------------------------------------------------------------------------------------------------------
                                      3,929          414          943         5,286        47           4,784         44
Impaired loans:
    Contractually past due               13            2            4            19         4               3          2
    Contractually current                22           --           --            22        11               4          1
-------------------------------------------------------------------------------------------------------------------------
Total commercial and
   commercial real estate loans     $ 3,964        $ 416        $ 947       $ 5,327     $  62         $ 4,791      $  47
-------------------------------------------------------------------------------------------------------------------------
Retail:
    Real estate residential                                                   3,573        23           2,814         24
    Real estate construction                                                    180         2             133          1
    Consumer                                                                    840        14           1,018         17
    Credit card receivables                                                     319        16             607         25
-------------------------------------------------------------------------------------------------------------------------
    Total retail loans                                                        4,912        55           4,572         67
-------------------------------------------------------------------------------------------------------------------------
Unfunded commitments                                                             --         3              --          4
General reserve                                                                  --        24              --         22
-------------------------------------------------------------------------------------------------------------------------
Total loans                                                                 $10,239     $ 144         $ 9,363      $ 140
=========================================================================================================================
Foreclosed real estate:
    Foreclosed property             $     3        $  --        $   1       $     4                   $     6
    Foreclosed property -
        mortgage banking                                                         12                        12
-------------------------------------------------------------------------------------------------------------------------
Total foreclosed real estate                                                $    16                   $    18
=========================================================================================================================

Loans are expressed net of unearned income. All amounts in the Allowance for Loan Loss columns have been rounded to the nearest million dollars. Grade A loans have reserve amounts of less than $500,000. Certain previously reported amounts have been restated
to agree with current presentation.

* Based on internal loan classifications. Definitions of each credit grade are provided below:
GRADE A:     Established, stable companies with excellent earnings, liquidity, and capital.  Possess many of the same characteristics as Standard & Poor's (S&P) AA rated companies.
GRADE B:     Established, stable companies with good earnings, liquidity, and capital.  Possess many of the same characteristics as
             S&P A rated companies.
GRADE C:     Established, stable companies with satisfactory earnings, liquidity, and capital and with consistent, positive trends relative to industry norms.
GRADE C-:    Established, stable companies with either inconsistent and/or marginal earnings, or liquidity, or capital. Overall acceptable credits with minor weaknesses which warrant additional servicing.
GRADE D:     Financial condition adversely affected by temporary lack of earnings or liquidity or changes in the operating environment.  An action plan is required to rehabilitate the credit or have it refinanced elsewhere.
GRADE E:     Significant developing weaknesses or adverse trends in earnings, liquidity, capital, or operating environment.  No discernible market for refinancing is available.
GRADE F:     Significantly higher than normal probability that:  (1) legal action or liquidation of collateral is required;
             (2) there will be a loss; or (3) both will occur.  This grade and impaired loans are believed to be substantially equivalent to the regulators' classifications of substandard or doubtful.
IMPAIRED:    A loan for which it is probable that all amounts due, according to the contractual terms of the loan agreement, will not be collected.


First Tennessee National Corporation                                        F-28

TABLE 16 - ANALYSIS OF ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)                2000            1999            1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES:
Beginning balance                $    139,603     $   136,013     $   125,859     $  117,748    $  112,567    $  109,859
Provision for loan losses**            67,353          57,923          51,351         51,115        35,677        20,592
Allowance from acquisitions                --              --             140             --            --         2,632
Securitizations/divestiture            (2,173)         (2,683)         (3,575)            --            --            --
Charge-offs:
Commercial:
   Commercial, financial
     and industrial                     6,583           9,714           5,379          6,238         3,299         5,019
   Real estate commercial                 857             510              --            150            47           544
   Real estate construction                47              --             442            136            10            44
Retail:
   Real estate residential*            17,348           9,742           8,725          6,541         2,774         1,359
   Real estate construction                --              --              --            109            --            --
   Consumer                            20,868          17,392           9,734         13,681        13,288        11,391
   Credit card receivables             25,485          22,867          24,242         27,420        22,964        16,874
------------------------------------------------------------------------------------------------------------------------
    Total charge-offs                  71,188          60,225          48,522         54,275        42,382        35,231
------------------------------------------------------------------------------------------------------------------------
Recoveries:
Commercial:
   Commercial, financial
     and industrial                     2,903           2,082           2,751          1,717         3,251         6,236
   Real estate commercial                 480             228             641          2,623           461           492
   Real estate construction                --               8             148            171           171            59
Retail:
   Real estate residential                857             510             788            654           847         1,061
   Consumer                             3,937           3,725           4,253          4,417         5,044         4,845
   Credit card receivables              1,924           2,022           2,179          1,689         2,112         2,022
------------------------------------------------------------------------------------------------------------------------
     Total recoveries                  10,101           8,575          10,760         11,271        11,886        14,715
------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                   61,087          51,650          37,762         43,004        30,496        20,516
------------------------------------------------------------------------------------------------------------------------
Ending balance                   $    143,696     $   139,603     $   136,013     $  125,859    $  117,748    $  112,567
========================================================================================================================
LOANS, OUTSTANDING AT
   DECEMBER 31***                $ 10,239,450     $ 9,363,158     $ 8,557,064     $8,311,350    $7,728,203    $7,333,283
------------------------------------------------------------------------------------------------------------------------
Average loans, outstanding
   during the year***            $  9,931,955     $ 8,818,766     $ 8,242,135     $7,945,143    $7,472,095    $6,887,218
------------------------------------------------------------------------------------------------------------------------
RATIOS***:
Allowance to loans                       1.40%           1.49%           1.59%          1.51%         1.52%         1.54%
Net charge-offs to
  average loans                           .62             .59             .46            .54           .41           .30
Net charge-offs to allowance             42.5            37.0            27.8           34.2          25.9          18.2
------------------------------------------------------------------------------------------------------------------------

  * Real estate residential charge-offs include $5.1 million, $2.1 million, $3.4 million and $3.2 million of charge-offs for 2000, 1999, 1998 and 1997, respectively, related to loans classified as nonperforming from the warehouse and the repurchase of loans originated and previously sold by First Horizon Home Loans.
 ** Provision was reduced by $10.7 million in 2000 related to credit card loans sold.
*** Net of unearned income.


F-29                                      First Tennessee National Corporation

TABLE 17 - NET CHARGE-OFF RATIOS
                                                                                     2000            1999           1998
------------------------------------------------------------------------------------------------------------------------
BREAKDOWN BY LOAN CATEGORY:
Commercial                                                                            .08%            .17%           .05%
Real estate residential                                                               .51             .36            .33
Other consumer                                                                       1.83            1.37            .60
Credit card receivables                                                              4.25            3.64           3.92
Total net charge-offs                                                                 .62             .59            .46
------------------------------------------------------------------------------------------------------------------------

Loans are averages expressed net of unearned income.

NONPERFORMING ASSETS

Nonperforming loans consist of impaired, other nonaccrual and restructured loans. These, along with foreclosed real estate and other assets, represent nonperforming assets. Impaired loans are those loans for which it is probable that all amounts due, according to the contractual terms of the loan agreement, will not be collected and for which recognition of interest income has been discontinued. Other nonaccrual loans are residential loans on which recognition of interest income has been discontinued. Restructured loans generally take the form of an extension of the original repayment period and/or a reduction or deferral of interest or principal because of deterioration in the financial position of the borrower.

Nonperforming assets increased 65 percent, or $30.6 million, in 2000 with an increase of 111 percent, or $32.2 million in nonperforming loans. Nonperforming loans in the regional banking group increased $33.9 million in 2000 while there was a decrease of $1.7 million in the mortgage banking group. In the fourth quarter of 2000, two large Tennessee domiciled middle market companies with total balances of approximately $20 million were placed on nonaccrual. On December 31, 2000, foreclosed properties amounted to $16.3 million, a decrease of 9 percent due to less foreclosed real estate in the regional banking group.

Information regarding nonperforming assets and loans is presented in Table 19. As shown in the table, the ratio of nonperforming assets to total loans was .76 percent on December 31, 2000. In the regional banking group, the ratio of nonperforming assets to total loans was .48 percent. Table 18 gives additional information related to changes in nonperforming assets for 1998 through 2000.

TABLE 18 - CHANGES IN NONPERFORMING ASSETS
(Dollars in millions)                                                                   2000          1999         1998
-------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                                      $ 47.1        $ 44.2      $  50.9
Additional nonperforming assets                                                         115.0          88.1        124.5
Payments                                                                                (73.3)        (74.1)      (123.0)
Charge-offs                                                                             (11.1)        (11.1)        (8.2)
-------------------------------------------------------------------------------------------------------------------------
Ending balance                                                                         $ 77.7        $ 47.1      $  44.2
=========================================================================================================================


First Tennessee National Corporation                                        F-30

TABLE 19 - NONPERFORMING ASSETS AT DECEMBER 31
(Dollars in thousands)                            2000         1999        1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------------
AMOUNTS:
Impaired loans*                                 $ 41,207     $  7,514    $ 12,111     $  8,712     $ 10,322     $ 11,865
Other nonaccrual loans                            20,095       21,604      15,696       29,703        8,604        7,175
-------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans                       61,302       29,118      27,807       38,415       18,926       19,040
Foreclosed real estate                            16,290       17,870      16,242       12,202        7,823       11,794
Other assets                                          97           91         199          235          196        1,022
-------------------------------------------------------------------------------------------------------------------------
Total nonperforming assets                      $ 77,689     $ 47,079    $ 44,248     $ 50,852     $ 26,945     $ 31,856
=========================================================================================================================
Non-government guaranteed
  past due loans**                              $ 26,011     $ 19,178    $ 21,745     $ 21,015     $ 20,011     $ 19,796
Government guaranteed past due loans**            16,281       10,671       9,858       11,059       10,736       10,820
-------------------------------------------------------------------------------------------------------------------------
RATIOS***:
Nonperforming loans to total loans                   .60%         .31%        .32%         .46%         .24%         .26%
Nonperforming assets to total loans plus
    foreclosed real estate and other assets          .76          .50         .52          .61          .35          .43
Nonperforming assets and
    non-government guaranteed past due
    loans to total loans plus foreclosed
    real estate and other assets                    1.01          .71         .77          .86          .61          .70
-------------------------------------------------------------------------------------------------------------------------

  * For the years 1997, 1996 and 1995 impaired loans included $196,000, $279,000 and $303,000 of restructured loans, respectively.
 ** Loans that are 90 days or more past due as to principal and/or interest and not yet impaired or on nonaccrual status.
*** Total loans are net of unearned income.
Certain previously reported amounts have been adjusted to agree with current presentation.

PAST DUE LOANS AND POTENTIAL PROBLEM ASSETS

Past due loans are loans contractually past due 90 days or more as to interest or principal payments, but which have not yet been put on nonaccrual status. The ratio of past due loans was .41 percent at year-end 2000, up from .32 percent at December 31, 1999. This increase is related to a $4.6 million government guaranteed commercial loan which increased the ratio of past due loans by .04 percentage point. The remaining increase is related to the growth in the higher risk segments of the consumer loan portfolio. Additional historical past due loan information can be found in Table 19. Loans 30 to 89 days past due, which are not included in past due loans or potential problem assets, increased to $105.7 million or 1.03 percent of total loans on December 31, 2000, from $88.4 million or .94 percent of total loans on December 31, 1999.

Potential problem assets, which are not included in nonperforming assets, increased to $107.6 million or 1.05 percent of total loans on December 31, 2000, from $75.0 million or .80 percent of total loans on December 31, 1999. Potential problem assets represent those assets where information about possible credit problems of borrowers has caused management to have serious doubts about the borrower's ability to comply with present repayment terms. This definition is believed to be substantially consistent with the standards established by the Office of the Comptroller of the Currency for loans classified substandard.


F-31                                        First Tennessee National Corporation

QUARTERLY FINANCIAL INFORMATION
-------------------------------

TABLE 20 - SUMMARY OF QUARTERLY FINANCIAL INFORMATION
                                                     2000                                         1999
                                 --------------------------------------------  ------------------------------------------
(Dollars in millions except        FOURTH     THIRD      SECOND     FIRST        Fourth     Third      Second     First
   per share data)                QUARTER    QUARTER    QUARTER    QUARTER      Quarter    Quarter    Quarter    Quarter
-------------------------------------------------------------------------------------------------------------------------
SUMMARY INCOME INFORMATION:
Interest income                  $   347.0  $   352.6  $   344.1  $   319.3    $   310.6  $   303.2  $   293.2   $  300.2
Interest expense                     196.2      202.5      192.2      173.8        162.9      155.9      146.8      152.1
Provision for loan losses             18.2       16.5       17.1       15.5         14.0       14.1       15.0       14.8
Noninterest income before
   securities transactions           334.6      261.5      250.7      220.8        255.5      284.4      294.3      286.6
Securities gains/(losses)             (5.6)       (.3)        .1        1.6           .5        1.9        (.1)        --
Noninterest expense                  352.6      310.2      301.7      292.9        293.4      314.4      330.7      336.8
Net income                            71.7       66.0       55.4       39.5         64.1       69.4       61.0       53.0
----------------------------------------------------------------------------  -------------------------------------------
BASIC EARNINGS PER SHARE         $     .56  $     .51  $     .42  $     .30    $     .49  $     .53  $     .47   $    .41
DILUTED EARNINGS PER SHARE             .55        .50        .42        .30          .48        .52        .45        .40
----------------------------------------------------------------------------  -------------------------------------------
COMMON STOCK INFORMATION:
Closing price per share:
  High                           $29  1/16  $22  3/16  $22  3/16  $27 9/16     $36 1/16   $39 15/16   $45 3/16    $41 1/8
  Low                             19  5/16   17 13/16   16 37/64   16 1/16      27 9/16    28   1/8    37          35 1/8
  Period-end                      28 15/16   20   3/8   16 37/64   20 5/16      28  1/2    28   1/8    38 5/16     36 5/8
Dividends declared per share           .22        .22        .22       .22          .22         .19        .19        .19
-------------------------------------------------------------------------------------------------------------------------


SUBSEQUENT EVENT
----------------

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In June 1998, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows the instrument's gains and losses to offset related results on the hedged item in the income statement, and requires that a company formally document, designate, and assess the effectiveness of transactions that receive hedge accounting.

Upon adoption of SFAS No. 133, all freestanding derivative instruments are remeasured at fair value with differences between the previous book value and fair value reported as a one-time accounting adjustment. Likewise, offsetting gains and losses on hedged assets, liabilities and firm commitments are recognized as adjustments of their respective book values at the adoption date as part of this accounting adjustment. Except to the extent that they relate to hedges of the variable cash flow exposure of forecasted transactions, the net accounting adjustment (net of hedge difference and hedged item difference) is reported in net income in the period of adoption. The remainder of the accounting adjustment, which relates to hedges of the variable cash flow exposure of forecasted transactions, is reported as a cumulative effect adjustment of comprehensive income in the period of adoption.

SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," and SFAS No. 138, "Accounting for Certain Derivative Instrument and Certain Hedging Activities - an Amendment of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. First Tennessee adopted SFAS No. 133 on January 1, 2001. Note 24 -


First Tennessee National Corporation                                        F-32

Financial Instruments with Off-Balance Sheet Risk provides the book values and fair values of freestanding derivative instruments that are required to be recognized on First Tennessee's balance sheet as assets or liabilities at fair value. The impact of adopting SFAS No. 133 on January 1, 2001, resulted in a net transition adjustment of $6 million in after-tax loss. Subsequent to adoption, SFAS No. 133 could increase the future volatility of mortgage banking earnings and other comprehensive income.

Certain provisions of SFAS No. 133 continue to undergo significant discussion and debate by the FASB and its Derivatives Implementation Group (DIG). One such potential issue involves the determination of the components of value of mortgage banking interest rate lock commitments, which have tentatively been determined to be a derivative instrument by FASB. If First Tennessee's interpretation of the value is ultimately determined to be in conflict with that of the FASB or DIG, the adjustment to the net transition impact at January 1, 2001, would be an additional after-tax loss of up to $2 million. Subsequent to adoption, under First Tennessee's interpretation of the components of value of an interest rate lock commitment a substantial portion of the gain or loss from the sale of the related mortgage loan will be recognized at the time the commitment is made and at the time the loan is closed. Under existing rules all of the gain or loss is recognized at the time the loan is sold into the secondary market.


F-33                                        First Tennessee National Corporation

                                    GLOSSARY

ALLOWANCE FOR LOAN LOSSES - Valuation reserve representing the amount considered by management to be adequate to cover estimated losses inherent in the loan portfolio.

BASIS POINT - The equivalent of one-hundredth of one percent (0.01). One hundred basis points equals one percent. This unit is generally used to measure movements in interest yields and rates.

BASIS RISK - Refers to changes in the relationship between various interest rate segments (e.g. the difference between the Prime and the Fed Funds Rates).

BOOK VALUE PER COMMON SHARE - A ratio determined by dividing shareholders' equity at the end of a period by the number of common shares outstanding at the end of that period.

BULK SALES - Refers to sales of mortgage servicing rights that are transacted separately from the sale of the related loans.

CHARGE-OFFS - The amount charged against the allowance for loan losses to reduce specific loans to their collectible amount.

CLASSIFIED LOAN - A loan that has caused management to have serious doubts about the borrower's ability to comply with present repayment terms. Included in this category are grade F performing and nonperforming loans. In compliance with the standards established by the Office of the Comptroller of the Currency (OCC) these loans are classified as substandard, doubtful, and loss depending on the severity of the loan's deterioration.

COMMERCIAL PAPER - A short-term unsecured debt obligation of the parent company with maturities typically of 30 days to 270 days.

COMMERCIAL AND STANDBY LETTERS OF CREDIT - Commercial letters of credit are issued or confirmed by an entity to ensure the payment of its customers' payables and receivables. Standby letters of credit are issued by an entity to ensure its customers' performance in dealing with others.

COMMITMENT TO EXTEND CREDIT - Agreements to make or acquire a loan or lease as long as agreed-upon terms (e.g., expiration date, covenants, or notice) are met. Generally these commitments have fixed expiration dates or other termination clauses and may require payment of a fee.

CORE DEPOSITS - Core deposits consist of all interest-bearing and noninterest-bearing deposits, except certificates of deposit over $100,000. They include checking interest deposits, money market deposit accounts, time and other savings, plus demand deposits.

DERIVATIVE FINANCIAL INSTRUMENT - Forwards, swaps, option contracts, or other financial instruments with similar characteristics, such as interest rate caps or floors, or fixed-rate loan commitments.

DILUTED EARNINGS PER COMMON SHARE - Net income, divided by average shares outstanding plus the number of shares that would be outstanding if all dilutive common shares had been issued. Dilutive common shares, for example, would represent outstanding options where the average stock price exceeds the price at which the option was granted.

DOUBLE LEVERAGE RATIO - A ratio that measures the degree to which parent company debt supports investments in subsidiaries. It is calculated by dividing the parent company's investment in subsidiaries by total consolidated equity.

EARNING ASSETS - Assets that generate interest or dividend income or yield-related fee income, such as loans and investment securities.

EARNINGS PER COMMON SHARE - Net income, divided by the average number of common shares outstanding in the period. (See also diluted earnings per share)


First Tennessee National Corporation                                        F-34

FEDERAL FUNDS SOLD/PURCHASED - Excess balances of depository institutions which are loaned to each other, generally on an overnight basis.

FLOW SALES - Refers to sales of loans where the servicing right is released at the time the related loan is sold.

FULLY TAXABLE EQUIVALENT INCOME (FTE) - Income which has been adjusted by increasing tax-exempt income to a level that would yield the same after-tax income had that income been subject to taxation.

HEDGE - An instrument used to reduce risk by entering into a transaction which offsets existing or anticipated exposures to changes in interest rates.

INTEREST FREE SOURCES - Noninterest bearing liabilities (such as demand deposits, other liabilities, and shareholders' equity) net of nonearning assets (such as cash, fixed assets, and other assets).

INTEREST RATE CAPS AND FLOORS - Contracts with notional principal amounts that require the seller, in exchange for a fee, to make payments to the purchaser if a specified market interest rate exceeds a fixed upper "capped" level or falls below a fixed lower "floor" level on specified future dates.

INTEREST RATE FORWARD CONTRACTS - Contracts representing commitments either to purchase or sell at a specified future date a specified security or financial instrument at a specified price, and may be settled in cash or through delivery. These obligations are generally short term in nature.

INTEREST RATE OPTIONS - A contract that grants the holder (purchaser), for a fee, the right to either purchase or sell a financial instrument at a specified price within a specified period of time or on a specified date from the writer (seller) of the option.

INTEREST RATE SENSITIVITY - The relationship of changes in interest income and interest expense to fluctuations in interest rates over a defined period of time.

INTEREST RATE SWAP - An agreement in which two entities agree to exchange, at specified intervals, interest payment streams calculated on an agreed upon notional principal amount with at least one stream based on a floating rate index.

INTEREST SENSITIVITY GAP - The difference between interest-rate sensitive assets and interest-rate sensitive liabilities over a designated time period. A net asset exists when interest-rate sensitive assets exceed interest-rate sensitive liabilities. A net liability position exists when liabilities exceed assets.

LEVERAGE RATIO - Tier 1 capital divided by quarterly average assets excluding any adjustments for available for sale securities unrealized gains/(losses), goodwill, and certain other intangible assets.

LIQUIDITY - The ability of a corporation to generate adequate funds to meet its cash flow requirements. It is measured by the ability to quickly convert assets into cash with minimal exposure to interest rate risk, by the size and stability of the core deposit base, and by additional borrowing capacity within the money markets.

MARKET CAPITALIZATION - Market value of a firm computed by multiplying the number of shares outstanding by the current stock price.

MORTGAGE PIPELINE - Interest rate commitments made to customers on mortgage loans that have not yet been closed and funded.

MORTGAGE WAREHOUSE - A mortgage loan that has been closed and funded and is awaiting sale and delivery into the secondary market.

MORTGAGE SERVICING RIGHTS - The right to service mortgage loans, generally owned by someone else, for a fee. Loan servicing includes collecting payments; remitting funds to investors, insurance companies, and taxing authorities; collecting delinquent payments; and foreclosing on properties when necessary.


F-35                                        First Tennessee National Corporation

NET INTEREST INCOME (NII) - Interest income less interest expense.

NET INTEREST MARGIN - A measurement of how effectively the bank utilizes its earning assets in relationship to the interest cost of funding them. It is computed by dividing fully taxable-equivalent net interest income by average earning assets.

NET INTEREST SPREAD - The difference between the average yield earned on earning assets on a fully taxable equivalent basis and the average rate paid for interest-bearing liabilities.

NONACCRUAL LOANS - Loans on which interest accruals have been discontinued due to the borrower's financial difficulties. Interest income on these loans is reported on a cash basis as it is collected after recovery of principal.

NONPERFORMING ASSETS - Interest earning assets on which interest income is not being accrued, restructured loans on which interest rates or terms of repayment have been materially revised, real estate properties acquired through foreclosure, and repossessed assets.

NOTIONAL PRINCIPAL AMOUNT - An amount on which payments for interest rate swaps and interest rate options, caps and floors are based. The "notional amount" is not paid or received.

PROVISION FOR LOAN LOSSES - The periodic charge to earnings for potential losses in the loan portfolio.

PURCHASED FUNDS - The combination of certificates of deposit greater than $100,000, federal funds purchased, securities sold under agreement to repurchase, bank notes, commercial paper, and other short-term borrowings.

RECOVERIES - The amount added to the allowance for loan losses when funds are received on a loan which was previously charged off.

REPURCHASE AGREEMENT - A method of short-term financing where one party agrees to buy back, at a future date (generally overnight) and an agreed-upon price, a security it sells to another party.

RESTRUCTURED LOANS - Loans where the institution, for economic or legal reasons related to the debtor's financial difficulties, grants a concession to the debtor that it would not otherwise consider.

RETURN ON AVERAGE ASSETS (ROA) - A measure of profitability that indicates how effectively an institution utilized its assets. It is calculated by dividing annualized net income by total average assets.

RETURN ON AVERAGE EQUITY (ROE) - A measure of profitability that indicates what an institution earned on its shareholders' investment. ROE is calculated by dividing net income by total average shareholders' equity.

REVENUE - The sum of net interest income and noninterest income. For some comparisons, securities gains/losses are excluded.

RISK-ADJUSTED ASSETS - A regulatory risk-based calculation that takes into account the broad differences in risks among a banking organization's assets and off-balance sheet instruments.

SECURITIZED ASSETS OR SECURITIZATION - The process by which financial assets are packaged, underwritten and sold as securities.

TIER 1 CAPITAL RATIO - Ratio consisting of shareholders' equity before any adjustments for available for sale securities unrealized gains/(losses), reduced by goodwill, certain other intangible assets and the disallowable portion of mortgage servicing rights divided by risk-adjusted assets.

TOTAL CAPITAL RATIO - Tier 1 capital plus the allowable portion of the allowance for loan losses and qualifying subordinated debt divided by risk-adjusted assets.


First Tennessee National Corporation                                        F-36

                      CONSOLIDATED STATEMENTS OF CONDITION

                                                                                                     December 31
                                                                                           -----------------------------
(Dollars in thousands)                                                                         2000             1999
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and due from banks (Note 18)                                                           $   838,148      $   956,077
Federal funds sold and securities purchased under agreements to resell                          122,251          279,537
------------------------------------------------------------------------------------------------------------------------
    Total cash and cash equivalents                                                             960,399        1,235,614
------------------------------------------------------------------------------------------------------------------------
Investment in bank time deposits                                                                  3,629            3,263
Capital markets securities inventory                                                            253,796          147,041
Mortgage loans held for sale                                                                  1,735,070        2,049,945
Securities available for sale (Note 3)                                                        2,200,741        2,332,356
Securities held to maturity (fair value of $619,728 at December 31, 2000,
    and $734,853 at December 31, 1999) (Note 3)                                                 638,315          768,936
Loans, net of unearned income (Note 4)                                                       10,239,450        9,363,158
    Less:  Allowance for loan losses                                                            143,696          139,603
------------------------------------------------------------------------------------------------------------------------
        Total net loans                                                                      10,095,754        9,223,555
------------------------------------------------------------------------------------------------------------------------
Premises and equipment, net (Note 5)                                                            286,107          305,519
Real estate acquired by foreclosure                                                              16,290           17,870
Mortgage servicing rights, net (Note 6)                                                         743,714          826,210
Intangible assets, net (Note 7)                                                                 121,624          133,568
Capital markets receivables and other assets                                                  1,499,647        1,329,513
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                $18,555,086      $18,373,390
========================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits:
    Interest-bearing (Note 8)                                                               $ 9,341,603      $ 8,560,462
    Noninterest-bearing                                                                       2,847,088        2,798,239
------------------------------------------------------------------------------------------------------------------------
        Total deposits                                                                       12,188,691       11,358,701
------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase (Note 9)           2,981,026        2,856,282
Commercial paper and other short-term borrowings (Note 9)                                       456,535        1,550,229
Capital markets payables and other liabilities                                                  996,574          908,048
Term borrowings (Note 10)                                                                       409,676          358,663
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                        17,032,502       17,031,923
------------------------------------------------------------------------------------------------------------------------
Guaranteed preferred beneficial interests in First Tennessee's
    junior subordinated debentures (Note 11)                                                    100,000          100,000
Preferred stock of subsidiary (Note 12)                                                          38,428               --
------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY:
Preferred stock - no par value (5,000,000 shares authorized, but unissued)                           --               --
Common stock - $.625 par value (shares authorized - 400,000,000; shares
    issued - 128,744,573 at December 31, 2000 and 129,878,459 at December 31, 1999)              80,465           81,174
Capital surplus                                                                                 115,775          130,636
Undivided profits                                                                             1,172,548        1,053,722
Accumulated other comprehensive income (Note 15)                                                 14,598          (21,752)
Deferred compensation on restricted stock incentive plans                                        (4,183)          (5,674)
Deferred compensation obligation                                                                  4,953            3,361
------------------------------------------------------------------------------------------------------------------------
    Total shareholders' equity                                                                1,384,156        1,241,467
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                  $18,555,086      $18,373,390
========================================================================================================================

See accompanying notes to consolidated financial statements.


F-37                                        First Tennessee National Corporation

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                     Year Ended December 31
                                                                      ---------------------------------------------------
(Dollars in thousands except per share data)                              2000                1999                1998
-------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and fees on loans                                             $  912,372          $  751,555          $  725,907
Interest on investment securities:
    Taxable                                                               196,864             175,933             155,956
    Tax-exempt                                                              1,946               2,661               3,658
Interest on mortgage loans held for sale                                  197,314             231,284             205,654
Interest on capital markets securities inventory                           34,410              31,371              30,541
Interest on other earning assets                                           20,140              14,360              12,061
-------------------------------------------------------------------------------------------------------------------------
    Total interest income                                               1,363,046           1,207,164           1,133,777
-------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Interest on deposits:
    Savings                                                                 5,537               5,776               7,113
    Checking interest and money market                                    110,802             104,263             113,171
    Certificates of deposit under $100,000 and other time                 129,211             123,781             144,879
    Certificates of deposit $100,000 and more                             254,880             165,913             111,472
Interest on short-term borrowings                                         239,947             193,128             196,665
Interest on term borrowings                                                24,318              24,793              19,938
-------------------------------------------------------------------------------------------------------------------------
    Total interest expense                                                764,695             617,654             593,238
-------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                                       598,351             589,510             540,539
Provision for loan losses                                                  67,353              57,923              51,351
-------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                       530,998             531,587             489,188
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
Mortgage banking                                                          388,777             632,771             558,366
Divestitures                                                              157,635               4,246                 567
Capital markets                                                           117,870             126,835             147,353
Deposit transactions and cash management                                  116,080             106,240              90,444
Trust services and investment management                                   65,817              59,807              51,198
Merchant processing                                                        48,232              49,711              37,462
Cardholder fees                                                            29,666              25,579              21,046
Equity securities gains, net                                                  754               2,313               3,940
Debt securities gains/(losses), net                                        (4,961)                (56)                 36
All other income and commissions (Note 14)                                143,550             115,658              75,091
-------------------------------------------------------------------------------------------------------------------------
    Total noninterest income                                            1,063,420           1,123,104             985,503
-------------------------------------------------------------------------------------------------------------------------
ADJUSTED GROSS INCOME AFTER PROVISION FOR LOAN LOSSES                   1,594,418           1,654,691           1,474,691
-------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Employee compensation, incentives and benefits                            598,017             633,640             563,576
Amortization of mortgage servicing rights                                  81,568             103,471              95,507
Occupancy                                                                  80,453              73,052              51,421
Operations services                                                        70,875              64,545              58,505
Equipment rentals, depreciation and maintenance                            68,230              57,807              45,771
Communications and courier                                                 47,337              51,937              41,468
Amortization of intangible assets                                          11,738              10,492              11,114
All other expense (Note 14)                                               299,198             280,308             254,407
-------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                           1,257,416           1,275,252           1,121,769
-------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                337,002             379,439             352,922
Applicable income taxes (Note 16)                                         104,421             131,906             126,542
-------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                             $  232,581          $  247,533          $  226,380
=========================================================================================================================
EARNINGS PER COMMON SHARE (Note 17)                                    $     1.79          $     1.90          $     1.77
-------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER COMMON SHARE (Note 17)                            $     1.77          $     1.85          $     1.72
-------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                            129,865,065         130,572,763         128,235,006
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.


First Tennessee National Corporation                                        F-38

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                                                                                                 Accumulated   Deferred  Deferred
                                                                                                    Other       Compen-   Compen-
                                     Common                   Common     Capital    Undivided   Comprehensive   sation    sation
(Amounts in thousands)               Shares       Total       Stock      Surplus     Profits       Income        Asset   Liability
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997           128,209    $   954,096  $ 80,131   $  49,536   $  811,396   $ 15,333     $ (2,300)    $   --
Net income                                --        226,380        --          --      226,380         --           --         --
Other comprehensive income:
    Unrealized market adjustments,
    net of tax and reclassification
    adjustment                            --         (2,461)       --          --            --     (2,461)          --         --
                                     ---------------------------------------------------------------------------------------------
        Comprehensive income              --        223,919        --          --       226,380     (2,461)          --         --
                                     ---------------------------------------------------------------------------------------------
Cash dividends declared                   --        (87,768)       --          --       (87,768)        --           --         --
Common stock issued:
    Acquisitions:
        McGuire Mortgage Company         351          8,951       219       8,732            --         --           --         --
        Keystone Mortgage, Inc.          190          5,164       119       5,045            --         --           --         --
    For exercise of stock options      2,087         26,546     1,305      23,734            --         --           --      1,507
Tax benefit from non-qualified
    stock options                         --         17,135        --      17,135            --         --           --         --
Common stock repurchased              (1,867)       (61,836)   (1,167)    (19,638)      (41,031)        --           --         --
Amortization on restricted
    stock incentive plans                 --          1,212        --          --            --         --        1,212         --
Other                                      4         12,115         2      12,234            --         --         (121)        --
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998           128,974      1,099,534    80,609      96,778       908,977     12,872       (1,209)     1,507
Net income                                --        247,533        --          --       247,533         --           --         --
Other comprehensive income:
    Unrealized market adjustments,
    net of tax and reclassification
    adjustment                            --        (34,624)       --          --            --    (34,624)          --         --
                                     ---------------------------------------------------------------------------------------------
        Comprehensive income              --        212,909        --          --       247,533    (34,624)          --         --
                                     ---------------------------------------------------------------------------------------------
Cash dividends declared                   --       (102,788)       --          --      (102,788)        --           --         --
Common stock issued:
    Acquisitions:
        Cambridge Mortgage Company        22            704        14         690            --         --           --         --
        Elliot Ames, Inc.                242          6,800       151       6,649            --         --           --         --
    For exercise of stock options      1,904         32,306     1,190      30,942            --         --           --        174
Tax benefit from non-qualified
    stock options                         --         11,616        --      11,616            --         --           --         --
Common stock repurchased              (1,286)       (41,213)     (804)    (40,409)           --         --           --         --
Amortization on restricted
    stock incentive plans                 --          2,149        --          --            --         --        2,149         --
Other                                     22         19,450        14      24,370            --         --       (6,614)     1,680
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999           129,878      1,241,467    81,174     130,636     1,053,722    (21,752)      (5,674)     3,361
Net income                                --        232,581        --          --       232,581         --           --         --
Other comprehensive income:
    Unrealized market adjustments,
    net of tax and reclassification
    adjustment                            --         36,350        --          --            --     36,350           --         --
                                     ---------------------------------------------------------------------------------------------
        Comprehensive income              --        268,931        --          --       232,581     36,350           --         --
                                     ---------------------------------------------------------------------------------------------
Cash dividends declared                   --       (113,755)       --          --      (113,755)        --           --         --
Common stock issued
    for exercise of stock options      1,309         17,310       818      15,557            --         --           --        935
Common stock repurchased              (2,461)       (48,476)   (1,539)    (46,937)           --         --           --         --
Amortization on restricted
    stock incentive plans                 --          2,019        --          --            --         --        2,019         --
Other                                     19         16,660        12      16,519            --         --         (528)       657
----------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000           128,745    $ 1,384,156  $ 80,465   $ 115,775   $ 1,172,548  $  14,598    $  (4,183)   $ 4,953
==================================================================================================================================

See accompanying notes to consolidated financial statements.


F-39                                        First Tennessee National Corporation

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                            Year Ended December 31
                                                                               ------------------------------------------
(Dollars in thousands)                                                               2000          1999          1998
-------------------------------------------------------------------------------------------------------------------------
OPERATING      Net income                                                        $   232,581   $   247,533   $   226,380
ACTIVITIES     Adjustments to reconcile net income to net cash
                   provided/(used) by operating activities:
                       Provision for loan losses                                      67,353        57,923        51,351
                       Provision for deferred income tax                              40,082        81,633        83,454
                       Depreciation and amortization of premises and equipment        58,854        53,719        40,431
                       Amortization of mortgage servicing rights                      81,568       103,471        95,507
                       Amortization of intangible assets                              11,738        10,492        11,114
                       Net other amortization and accretion                           39,370        51,524        15,283
                       Market value adjustment on foreclosed property                  9,911         5,633        16,820
                       Loss/(gain) on sale of securitized auto loans                   1,315             -          (643)
                       Gain on early retirement of debt                                    -        (1,420)            -
                       Gain on equity interest from demutualization                        -        (6,143)            -
                       Equity securities gains                                          (754)       (2,313)       (3,940)
                       Debt securities losses/(gains)                                  4,961            56           (36)
                       Net losses/(gains) on disposals of fixed assets                 5,367        (1,405)         (703)
                       Gains on divestitures                                        (157,635)       (4,246)         (567)
                       Net (increase)/decrease in:
                           Capital markets securities inventory                     (106,755)      220,779      (105,064)
                           Mortgage loans held for sale                              410,999     1,858,685    (2,968,356)
                           Capital markets receivables                               (28,428)      149,690      (143,893)
                           Interest receivable                                        (9,994)        1,859       (25,013)
                           Other assets                                             (189,472)     (639,096)     (722,144)
                       Net increase/(decrease) in:
                           Capital markets payables                                   37,920      (127,795)      112,110
                           Interest payable                                           (7,194)       (2,356)       (8,919)
                           Other liabilities                                         (13,692)      (60,693)      181,366
-------------------------------------------------------------------------------------------------------------------------
                               Total adjustments                                     255,514     1,749,997    (3,371,842)
-------------------------------------------------------------------------------------------------------------------------
               Net cash provided/(used) by operating activities                      488,095     1,997,530    (3,145,462)
-------------------------------------------------------------------------------------------------------------------------
INVESTING      Held to maturity securities:
ACTIVITIES         Maturities                                                        131,720       216,146       160,471
                   Purchases                                                            (500)            -             -
               Available for sale securities:
                   Sales                                                             887,188        71,053        53,643
                   Maturities                                                        515,589       683,613       944,145
                   Purchases                                                      (1,241,976)     (880,343)     (675,358)
               Premises and equipment:
                   Sales                                                               1,549        11,927         2,733
                   Purchases                                                         (44,883)     (106,420)      (80,414)
               Net increase in loans                                              (1,407,939)   (1,270,333)   (1,102,674)
               Proceeds from auto loan securitizations                               184,379             -        72,756
               Net (increase)/decrease in investment in bank time deposits              (366)       (2,052)        1,076
               Proceeds from divestitures, net of cash and cash equivalents          455,832        (4,778)       (7,654)
               Acquisitions, net of cash and cash equivalents acquired                     -        (6,973)       (9,243)
-------------------------------------------------------------------------------------------------------------------------
               Net cash used by investing activities                                (519,407)   (1,288,160)     (640,519)
-------------------------------------------------------------------------------------------------------------------------
FINANCING      Common stock:
ACTIVITIES         Exercise of stock options                                          16,639        34,457        24,943
                   Cash dividends paid                                              (113,958)      (98,704)      (84,521)
                   Repurchase of shares                                              (48,542)      (41,262)      (61,854)
               Term borrowings:
                   Issuance                                                          101,200        52,421       247,613
                   Payments                                                          (50,392)     (107,200)       (2,301)
               Net increase/(decrease) in:
                   Deposits                                                          820,100      (316,797)    2,063,738
                   Short-term borrowings                                            (968,950)       67,209     1,532,862
-------------------------------------------------------------------------------------------------------------------------
               Net cash (used)/provided by financing activities                     (243,903)     (409,876)    3,720,480
-------------------------------------------------------------------------------------------------------------------------
               Net (decrease)/increase in cash and cash equivalents                 (275,215)      299,494       (65,501)
-------------------------------------------------------------------------------------------------------------------------
               Cash and cash equivalents at beginning of period                    1,235,614       936,120     1,001,621
-------------------------------------------------------------------------------------------------------------------------
               Cash and cash equivalents at end of period                        $   960,399   $ 1,235,614   $   936,120
=========================================================================================================================
               Total interest paid                                               $   771,189   $   619,740   $   601,749
               Total income taxes paid                                                96,693        48,802        28,348
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes to consolidated financial statements.


First Tennessee National Corporation                                        F-40

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING. The consolidated financial statements of First Tennessee National Corporation (First Tennessee), including its subsidiaries, are prepared in conformity with generally accepted accounting principles and follow general practices within the industries in which it operates. This preparation requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates and assumptions are based on information available as of the date of the financial statements and could differ from actual results.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION. The consolidated financial statements include the accounts of First Tennessee and its majority-owned subsidiaries. Affiliates that are not majority owned are accounted for by the equity method. All significant intercompany transactions and balances have been eliminated. For purposes of comparability, certain prior period amounts have been reclassified to conform with current year presentation. None of these reclassifications had any effect on net income or earnings per share for any of the periods presented.

Business combinations accounted for as purchases are included in the financial statements from the respective dates of acquisition.

STATEMENTS OF CASH FLOWS. For purposes of these statements, cash and due from banks, federal funds sold, and securities purchased under agreements to resell are considered cash and cash equivalents. Federal funds are usually sold for one-day periods, and securities purchased under agreements to resell are short-term, highly liquid investments.

The following significant non-cash stock transactions reflect the two-for-one stock split that First Tennessee effected February 20, 1998. In 1998, First Tennessee acquired Keystone Mortgage, Inc. and McGuire Mortgage Company for approximately 187,000 shares and 341,000 shares of First Tennessee stock, respectively. In 1999, approximately 22,000 shares were issued related to the acquisition of Cambridge Mortgage Company and approximately 242,000 shares were issued related to the acquisition of Elliot Ames, Inc.

CAPITAL MARKETS SECURITIES INVENTORY. Inventories purchased in connection with underwriting or dealer activities are carried at market value. Gains and losses, both realized and unrealized, on these inventories are reflected in noninterest income as capital markets income.

INVESTMENT SECURITIES. Securities that First Tennessee has the ability and positive intent to hold to maturity are classified as securities held to maturity and are carried at amortized cost. Securities that may be sold prior to maturity for asset/liability management purposes and equity securities are classified as securities available for sale and are carried at fair value. The unrealized gains and losses on securities available for sale are excluded from earnings and are reported, net of tax, as a component of other comprehensive income within shareholders' equity.

The amortized cost of all securities is adjusted for amortization of premium and accretion of discount to maturity, or earlier call date if appropriate, using the level yield method. Such amortization and accretion is included in interest income from securities. Realized gains and losses and declines in value judged to be other than temporary are determined by the specific identification method and reported in noninterest income.

SECURITIES PURCHASED UNDER RESALE AGREEMENTS AND SECURITIES SOLD UNDER REPURCHASE AGREEMENTS. First Tennessee Capital Markets enters into short-term purchases of securities under agreements to resell as a means of converting proceeds from securities sold short into interest earning assets. Securities delivered under these transactions are delivered to either the dealer custody account at the Federal Reserve Bank or to the applicable counterparty.

Securities sold under agreements to repurchase (securities sold) are offered to cash management customers as an automated, collateralized investment account. Securities sold are also used by the regional banking group to obtain favorable borrowing rates on its purchased funds. Under these transactions, securities are delivered to the counterparty's custody account. In the normal course of business, First Tennessee does not use this as a primary funding source.

MORTGAGE BANKING. First Tennessee's mortgage lenders originate first-lien mortgage loans primarily for the purpose of selling them in the secondary market. Mortgage loans held for sale (warehouse) are recorded at the lower of aggregate cost or market value. Also included in the lower of cost or market analysis are the estimated costs and market values of the mortgage loan commitments. Gains and losses realized from the sale of these assets and adjustments to market value are included in noninterest income. In certain cases, mortgage banking continues to service securitized mortgage loans and has also retained interest-only strips. The retained interests are initially valued by allocating the total cost basis of the securitized assets between the assets sold and the retained interests based on their relative fair values at the time of securitization. The interest-only strips are financial assets that represent rights to receive earnings from serviced assets that exceed contractually specified servicing fees and are recognized on the balance sheet in securities available for sale. The fair value of the interest-only strips is


F-41                                        First Tennessee National Corporation
determined using market prices from closely comparable assets such as mortgage servicing rights that are tested against prices determined using a valuation model that calculates the present value of estimated future cash flows.

First Horizon Home Loan Corporation, an indirect wholly owned subsidiary of First Tennessee, has also completed proprietary securitizations of loans from the warehouse with jumbo fixed rate loans through its subsidiary First Horizon Asset Securities, Inc. The resulting securities are sold as senior and subordinate bonds, while servicing rights and a principal cashflow tranche (principal-only strip) are retained. Gain or loss on sale of the securities is recognized in noninterest income. The retained interests are initially valued by allocating the total cost basis of the securitized assets between the assets sold and the retained interests based on their relative fair values at the time of securitization. The principal-only strips are recognized on the balance sheet in securities available for sale. The fair value of the principal-only strips is determined using key market indicators to establish a benchmark that is adjusted to reflect the difference between readily marketable securities and privately issued securities.

Servicing rights related to the mortgages sold have historically been mostly retained. Currently, only limited amounts of mortgage servicing rights (MSRs) are being retained as mortgage banking intends to curtail growth in the servicing portfolio. First Tennessee uses a cash flow valuation model to determine the fair value of the servicing rights created. These valuations are tested for reasonableness against prices obtained from flow and bulk sales of servicing and are validated through an independent market valuation. Model assumptions are periodically reviewed and may be revised from time to time to more accurately reflect current assumptions such as prepayment speeds.

For purposes of impairment evaluation and measurement, the MSRs are stratified based on the predominant risk characteristics of the underlying loans. For First Tennessee, these strata include adjustable rate conventional and government; fixed rate conventional and government by interest rate band. The MSRs are amortized as noninterest expense over the period of and in proportion to the estimated net servicing revenues. A quarterly value impairment analysis is performed using a discounted cash flow methodology that is disaggregated by predominant risk characteristics. Impairment, if any, is recognized through a valuation allowance for individual strata. See further detail about mortgage banking policies in the derivative financial instruments disclosure below. See also the Accounting changes section of this footnote for disclosures related to the impact of Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities."

LOANS. Loans are stated at principal amounts outstanding, net of unearned income. Interest on loans is recognized at the applicable interest rate on the principal amount outstanding. Impaired loans are generally carried on a nonaccrual status. Loans are ordinarily placed on nonaccrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Retail real estate loans and other retail loans are not placed on nonaccrual status, but are charged off when past due 180 days and 120 days, respectively. However, if the debtor has filed for bankruptcy, the loans are charged off within 60 days of notification or at 120 days past due for close ended loans and 180 days for open ended loans (i.e. credit card), whichever is shorter.

Accrued but uncollected interest is reversed and charged against interest income when the loan is placed on nonaccrual status. On retail loans, accrued but uncollected interest is reversed when the loan is charged off. Management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to recover the principal balance and accrued interest. Interest payments received on nonaccrual and impaired loans are normally applied to principal. Once all principal has been received, additional interest payments are recognized on a cash basis as interest income.

When First Tennessee sells loans in securitizations of automobile loans, it retains interest-only strips and servicing rights, both of which are retained interests in the securitized receivables. Gain or loss on sale of the loans are recognized in noninterest income based on the carrying amount of the financial assets involved in the transfer, allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Subsequent to the sale, the servicing rights are recognized on the balance sheet in "Intangible assets."

ALLOWANCE FOR LOAN LOSSES. The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated losses inherent in the loan portfolio. Management's evaluation process used to determine the adequacy of the allowance combines three factors: historical loss experience derived from analytical models, current trends and reasonably foreseeable events. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for possible loan losses reported in the financial statements.

All losses of principal are charged to the account when the loss actually occurs or when a determination is made that a loss is probable. Additions are made to the allowance through periodic provisions charged to current operations and recovery of principal on loans previously charged off.


First Tennessee National Corporation                                        F-42

PREMISES AND EQUIPMENT. Premises and equipment are carried at cost less accumulated depreciation and amortization and include additions that materially extend the useful lives of existing premises and equipment. All other maintenance and repair expenditures are expensed as incurred. Gains and losses on dispositions are reflected in noninterest income and expense.

Depreciation and amortization are computed principally on the straight-line method over the estimated useful lives of the assets and are expensed to noninterest expense. Leasehold improvements are amortized over the lesser of the lease periods or the estimated useful lives using the straight-line method.

REAL ESTATE ACQUIRED BY FORECLOSURE. Real estate acquired by foreclosure consists of properties that have been acquired in satisfaction of debt. These properties are carried at the lower of the outstanding loan amount or the estimated fair market value minus the estimated cost to sell the real estate. Losses arising at foreclosure are charged to the allowance for loan losses. Required developmental costs associated with foreclosed property under construction are capitalized and included in determining the estimated net realizable value of the property which is reviewed periodically, and any write-downs are charged against current earnings as market adjustments.

INTANGIBLE ASSETS. Intangible assets consist of "Other intangibles" and "Goodwill." The "Other intangibles" represents identified intangible assets, including premium on purchased deposits, which are amortized over their estimated useful lives, except for those assets related to deposit bases that are primarily amortized over 10 years. "Goodwill" represents the excess of cost over net assets of acquired subsidiaries less identifiable intangible assets and is amortized to noninterest expense using the straight-line method over periods ranging from 15 to 40 years. Management evaluates whether events or circumstances have occurred that indicate the remaining useful life or carrying value of intangibles should be revised.

DERIVATIVE FINANCIAL INSTRUMENTS. First Tennessee utilizes derivative financial instruments in order to manage exposure to fluctuations in interest rates and to meet the financial needs of customers. For interest rate risk management purposes, First Tennessee primarily utilizes interest rate swaps. Mortgage banking operations mainly use mandatory forward delivery commitments and purchased and written options to hedge against risks associated with the warehouse, the pipeline, or the servicing portfolio. Capital markets uses various derivatives, including interest rate swaps, futures, forward and option contracts and securities underwriting commitments in order to meet the needs of its customers with forwards being the most commonly used instrument.

To qualify as a hedge used to manage interest rate risk, the following criteria must be met: (1) the asset or liability to be hedged exposes First Tennessee to interest rate risk; (2) the instrument alters or reduces sensitivity to interest rate changes; and (3) the instrument is designated and effective as a hedge.

For interest rate contracts used to hedge interest rate risk, income and expense are deferred and amortized over the lives of the hedged assets or liabilities. The amortization of this income and expense is an adjustment to interest income or expense of the hedged item. Fees are deferred and amortized over the lives of the contracts. Any related assets or liabilities are recorded on the balance sheet in other assets or other liabilities.

For those derivatives used to manage interest rate risk that are terminated prior to maturity, realized gains and losses are deferred and amortized straight-line over the remaining original life of the agreement as an adjustment to the hedged asset or liability. If the underlying hedged asset or liability is sold or prepaid, the related portion of any unrecognized gain or loss on the derivative is recognized in current earnings as part of the gain or loss on the sale or prepayment.

Forward and option contracts are used by mortgage banking operations to hedge against interest rate risk in the warehouse and the pipeline and are reviewed periodically for correlation with expected changes in value. Option contracts used to hedge against interest rate risk in the servicing portfolio are designated to specific risk tranches of servicing.

Forward and option contracts used to hedge the pipeline and the warehouse are considered in the lower of cost or market valuation of the pipeline and the warehouse with any related gains or losses being recognized in mortgage banking noninterest income. Premiums paid for purchased options are deferred and reported in other assets and are amortized over the lives of the contracts to mortgage banking noninterest income.

Options used to hedge the servicing portfolio are adjusted for changes in intrinsic value with gains and losses recognized as a basis adjustment of the related mortgage servicing rights risk tranche. Premiums are deferred and amortized on a straight-line basis over the contract life to other noninterest expense. Any unamortized premiums related to the options are reported in other assets.

For derivatives hedging the warehouse and pipeline that are terminated prior to maturity, gains and losses are recognized in current earnings as mortgage banking noninterest income unless such gains and losses are related to future loan deliveries, in which case they are deferred and recognized at the time the related loans are sold. For derivatives hedging the servicing


F-43                                        First Tennessee National Corporation
portfolio that are terminated prior to maturity, gains and losses are split between the return of time value premium and the intrinsic value. Gains or losses from the change in the intrinsic value are deferred as a basis adjustment to the related mortgage servicing rights risk tranche, and the gains or losses resulting from the return of time value premium are recognized in current earnings in mortgage banking noninterest income.

Any contracts that fail to qualify for hedge accounting are measured at fair value with any gains or losses included in current earnings in noninterest income.

Derivative contracts utilized in trading activities by capital markets are measured at fair value, and gains or losses are recognized in capital markets noninterest income as they occur. Related assets are recorded on the balance sheet as capital markets securities inventory or receivables and any liabilities are recognized as capital markets payables.

Cash flows from derivative contracts are reported as operating activities on the Consolidated Statements of Cash Flows.

INCOME TAXES. The provision for income taxes is based on income reported for consolidated financial statement purposes and includes deferred taxes resulting from the recognition of certain revenues and expenses in different periods for tax reporting purposes. First Tennessee files a consolidated federal income tax return except for a credit life insurance company and a real estate investment trust which both file separate returns.

EARNINGS PER SHARE. Earnings per share is computed by dividing net income by the weighted average number of common shares outstanding for each period. Diluted earnings per share is computed by dividing net income by the weighted average number of common shares outstanding adjusted to include the number of additional common shares that would have been outstanding if the dilutive potential common shares resulting from options granted under First Tennessee's stock option plans had been issued. First Tennessee utilizes the treasury stock method in this calculation. Per share amounts reflect the February 20, 1998, two-for-one stock split.

ACCOUNTING CHANGES. On January 1, 1999, First Tennessee adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise." This Statement amends SFAS No. 65, which required that retained securities be classified as trading securities. SFAS No. 134 allows these securities to be classified as trading, held to maturity or available for sale based on the intent and ability of the enterprise.

On January 1, 1999, First Tennessee adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-up Activities." This Statement requires that the costs of start-up activities, including organization costs, be expensed as incurred.

On January 1, 1998, First Tennessee adopted SFAS No. 130, "Reporting Comprehensive Income," which establishes standards for reporting comprehensive income and its components in the financial statements. Comprehensive income is the total of net income and all other nonowner changes in equity. The only component of other comprehensive income for First Tennessee is unrealized holding gains/(losses) on available for sale securities.

On January 1, 1998, First Tennessee adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which allows for the capitalization of internal and external personnel costs for the development or modification of qualified internal use software.

For the year ending December 31, 1998, First Tennessee adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This standard requires a business to report financial and descriptive information about its reportable operating segments. Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker in deciding how to allocate resources and in assessing performance.

For the year ending December 31, 1998, First Tennessee adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits." The standard revised the required disclosures for employee benefit plans but did not change the measurement or recognition of such plans.

In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." This Statement replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires substantial disclosures, but carries over most of SFAS No. 125's provisions without reconsideration. This Statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred,


First Tennessee National Corporation                                        F-44
derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This Statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The disclosure provisions of the statement are effective immediately and have been adopted by First Tennessee. Other provisions become effective for transactions occurring after March 31, 2001. The adoption of the continuing provisions of SFAS No. 125 will not have a material impact on First Tennessee's consolidated financial position or results of operations. Adoption of the new provisions of SFAS No. 140 are also not expected to be material to First Tennessee's consolidated financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS 133 requires that changes in the derivative instrument's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. Special accounting for qualifying hedges allows a derivative instrument's gains and losses to offset related results on the hedged item in the income statement, and requires that a company formally document, designate, and assess the effectiveness of transactions that receive hedge accounting.

Upon adoption of SFAS No. 133, all freestanding derivative instruments are remeasured at fair value with differences between the previous book value and fair value reported as a one-time accounting adjustment. Likewise, offsetting gains and losses on hedged assets, liabilities and firm commitments are recognized as adjustments of their respective book values at the adoption date as part of this accounting adjustment. Except to the extent that they relate to hedges of the variable cash flow exposure of forecasted transactions, the net accounting adjustment (net of hedge difference and hedged item difference) is reported in net income in the period of adoption. The remainder of the accounting adjustment, which relates to hedges of the variable cash flow exposure of forecasted transactions, is reported as a cumulative effect adjustment of comprehensive income in the period of adoption.

SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," and SFAS No. 138, "Accounting for Certain Derivative Instrument and Certain Hedging Activities - an Amendment of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. First Tennessee adopted SFAS No. 133 on January 1, 2001. Note 24 - Financial Instruments with Off-Balance Sheet Risk provides the book values and fair values of freestanding derivative instruments that are required to be recognized on First Tennessee's balance sheet as assets or liabilities at fair value. The impact of adopting SFAS No. 133 on January 1, 2001, resulted in a net transition adjustment of $6 million in after-tax loss. Subsequent to adoption, SFAS No. 133 could increase the future volatility of mortgage banking earnings and other comprehensive income.

Certain provisions of SFAS No. 133 continue to undergo significant discussion and debate by the FASB and its Derivatives Implementation Group (DIG). One such potential issue involves the determination of the components of value of mortgage banking interest rate lock commitments, which have tentatively been determined to be a derivative instrument by FASB. If First Tennessee's interpretation of the value is ultimately determined to be in conflict with that of the FASB or DIG, the adjustment to the net transition impact at January 1, 2001, would be an additional after-tax loss of up to $2 million. Subsequent to adoption, under First Tennessee's interpretation of the components of value of an interest rate lock commitment a substantial portion of the gain or loss from the sale of the related mortgage loan will be recognized at the time the commitment is made and at the time the loan is closed. Under existing rules all of the gain or loss is recognized at the time the loan is sold into the secondary market.

NOTE 2 - ACQUISITIONS/DIVESTITURES

On December 27, 2000, First Tennessee Bank National Association (FTBNA), the primary banking subsidiary of First Tennessee, sold $265.8 million of its affinity, co-branded, and certain single relationship credit card accounts and assets, to MBNA Corporation for $322.1 million. This initial phase of the transaction resulted in a pre-tax gain of $50.2 million in the fourth quarter of 2000. On January 17, 2001, the transaction was completed with the sale of an additional $31.3 million of credit card accounts for $37.8 million resulting in a pre-tax gain of $6.0 million.

On December 18, 2000, FTBNA sold its MONEY BELT(R) ATM Network to Genpass Inc. This transaction was completed for $34.6 million and resulted in a pre-tax gain of $33.1 million.

On December 14, 2000, First Tennessee entered into a definitive agreement to sell its wholly owned subsidiary, Peoples and Union Bank, of Lewisburg, Tennessee to First Farmers & Merchants National Bank, of Columbia, Tennessee. First Tennessee expects to recognize a pre-tax gain (net of expenses) of approximately $12 million in first half of 2001 when it is anticipated that the merger will be completed upon receipt of regulatory approvals.


F-45                                        First Tennessee National Corporation

On November 15, 2000, First Tennessee Securities Corporation (FTSC), a wholly owned subsidiary of FTBNA, signed a definitive purchase agreement to acquire certain assets of Midwest Research-Maxus Group Limited, a Cleveland-based institutional equity research firm. This transaction was completed for approximately $13.7 million on January 2, 2001.

On October 18, 2000, FTBNA sold its corporate and municipal trust business to The Chase Manhattan Bank. This transaction was completed for $35.1 million and resulted in a pre-tax gain of $33.4 million.

On April 28, 2000, First Horizon Home Loan Corporation, a wholly owned subsidiary of FTBNA, sold its HomeBanc Mortgage division. The sales price for the division was $57.6 million and resulted in a pre-tax gain of $40.9 million.

On October 1, 1999, First Tennessee acquired Elliot Ames, Inc. of Los Altos, California, for approximately 292,000 shares of its common stock. Elliot Ames was merged into First Horizon Home Loan Corporation. This acquisition was accounted for as a purchase and was immaterial to First Tennessee.

On July 20, 1999, First Tennessee completed the sale of substantially all of the assets and liabilities of Planters Bank of Tunica, Mississippi, a wholly owned subsidiary, to First Security Bank of Batesville, Mississippi. This transaction was completed for $10.5 million and was immaterial to First Tennessee.

On June 1, 1999, FTBNA acquired from National Processing Co. their remittance processing business locations in Atlanta, Dallas, Louisville and Phoenix for approximately $6.0 million. The acquisition of these units was accounted for as a purchase and was immaterial to First Tennessee.

On March 31, 1999, First Tennessee acquired Cambridge Mortgage Company of Seattle, Washington, for approximately 22,000 shares of its common stock. Cambridge was merged into First Horizon Home Loan Corporation. This acquisition was accounted for as a purchase and was immaterial to First Tennessee.

The following table provides information concerning acquisitions completed during the three years ended December 31, 2000. Acquisitions accounted for as purchases are included in the financial statements from the date of the acquisition. All share information reflects the 1998 two-for-one stock split.

                                                                                             Common Shares
                                                                               Date of           Issued        Method of
Acquisition                                         Location                   Acquisition     (thousands)     Accounting
-------------------------------------------------------------------------------------------------------------------------
Elliot Ames, Inc.                                   Los Altos, California      10/1/99           292           Purchase
Cambridge Mortgage Co.                              Seattle, Washington        3/31/99            22           Purchase
McGuire Mortgage Company                            Prairie Village, Kansas    12/31/98          341           Purchase
Keystone Mortgage, Inc.                             Kirkland, Washington       7/1/98            187           Purchase
Martin & Company, LLP                               Knoxville, Tennessee       1/2/98       $19.5 million cash Purchase
-------------------------------------------------------------------------------------------------------------------------


First Tennessee National Corporation                                        F-46

NOTE 3 - INVESTMENT SECURITIES

The following tables summarize First Tennessee's securities held to maturity and available for sale at December 31, 2000 and 1999:

                                                                                        AT DECEMBER 31, 2000*
                                                                            ---------------------------------------------
                                                                                          Gross       Gross     Estimated
                                                                            Amortized   Unrealized  Unrealized     Fair
(Dollars in thousands)                                                         Cost       Gains       Losses       Value
-------------------------------------------------------------------------------------------------------------------------
SECURITIES HELD TO MATURITY:
States and municipalities                                                   $   21,815   $    348   $   (109)  $   22,054
Private issue CMOs**                                                           616,500      1,074    (19,900)     597,674
-------------------------------------------------------------------------------------------------------------------------
Total securities held to maturity                                           $  638,315   $  1,422   $(20,009)  $  619,728
=========================================================================================================================

SECURITIES AVAILABLE FOR SALE:
U.S. Treasury and other U.S. government agencies                            $  141,984   $  1,658   $   (490)  $  143,152
Government agency issued MBSs                                                  149,350        480       (973)     148,857
Government agency issued CMOs                                                1,521,288     13,511     (1,813)   1,532,986
States and municipalities                                                       33,823        338         --       34,161
Private issue CMOs                                                               4,046        699         (9)       4,736
Other                                                                          170,862         --     (4,533)     166,329
Equity***                                                                      155,477     16,939     (1,896)     170,520
-------------------------------------------------------------------------------------------------------------------------
Total securities available for sale                                         $2,176,830   $ 33,625   $ (9,714)  $2,200,741
=========================================================================================================================

  * Includes $1.8 billion of securities pledged to secure public deposits, securities sold under agreements to repurchase and for other purposes.
 ** Represents First Tennessee's Real Estate Mortgage Investment Conduit.
*** Equity securities include venture capital investment securities.

                                                                                      AT DECEMBER 31, 1999*
                                                                           ---------------------------------------------
                                                                                          Gross       Gross    Estimated
                                                                           Amortized   Unrealized  Unrealized    Fair
(Dollars in thousands)                                                        Cost        Gains       Losses     Value
-------------------------------------------------------------------------------------------------------------------------
SECURITIES HELD TO MATURITY:
States and municipalities                                                   $   25,892   $    163   $   (171)  $   25,884
Private issue CMOs**                                                           743,044         --    (34,075)     708,969
-------------------------------------------------------------------------------------------------------------------------
Total securities held to maturity                                           $  768,936   $    163   $(34,246)  $  734,853
=========================================================================================================================
SECURITIES AVAILABLE FOR SALE:
U.S. Treasury and other U.S. government agencies                            $  168,011   $    139   $ (2,673)  $  165,477
Government agency issued MBSs                                                  297,161        888     (4,495)     293,554
Government agency issued CMOs                                                1,397,718        335    (41,388)   1,356,665
States and municipalities                                                       15,446        275        (10)      15,711
Private issue CMOs                                                             186,010         --        (14)     185,996
Other                                                                          145,597      3,386     (2,525)     146,458
Equity***                                                                      158,109     10,935       (549)     168,495
-------------------------------------------------------------------------------------------------------------------------
Total securities available for sale                                         $2,368,052   $ 15,958   $(51,654)  $2,332,356
=========================================================================================================================

  * Includes $1.7 billion of securities pledged to secure public deposits, securities sold under agreements to repurchase and for other purposes.
 ** Represents First Tennessee's Real Estate Mortgage Investment Conduit.
*** Equity securities include venture capital investment securities.


F-47                                        First Tennessee National Corporation

Provided below are the amortized cost and estimated fair value by contractual maturity for the securities portfolios at December 31, 2000:

                                                                          Held to Maturity         Available for Sale
                                                                       -----------------------   -----------------------
                                                                                    Estimated                 Estimated
By Contractual Maturity                                                Amortized       Fair     Amortized        Fair
(Dollars in thousands)                                                    Cost        Value        Cost         Value
------------------------------------------------------------------------------------------------------------------------
Within 1 year                                                        $  2,055      $  2,057    $   43,464    $   43,206
After 1 year; within 5 years                                            7,145         7,186        91,438        92,109
After 5 years; within 10 years                                          8,543         8,681        38,624        39,650
After 10 years                                                          4,072         4,130       173,143       168,677
------------------------------------------------------------------------------------------------------------------------
   Subtotal                                                            21,815        22,054       346,669       343,642
------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities and CMOs                                   616,500       597,674     1,674,684     1,686,579
Equity securities                                                          --            --       155,477       170,520
------------------------------------------------------------------------------------------------------------------------
Total                                                                $638,315      $619,728    $2,176,830    $2,200,741
========================================================================================================================

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The table below provides information on realized gross gains and realized gross losses on sales from the available for sale portfolio for the years ended December 31:

(Dollars in thousands)                                                           AFS Debt*      AFS Equity*       Total
------------------------------------------------------------------------------------------------------------------------
2000
Gross gains on sales                                                            $ 1,518          $ 1,586        $ 3,104
Gross losses on sales                                                            (4,926)            (269)        (5,195)
------------------------------------------------------------------------------------------------------------------------
1999
Gross gains on sales                                                            $    10          $ 3,122        $ 3,132
Gross losses on sales                                                               (84)             (24)          (108)
------------------------------------------------------------------------------------------------------------------------
1998
Gross gains on sales                                                            $   323          $ 6,804        $ 7,127
Gross losses on sales                                                              (292)              --           (292)
------------------------------------------------------------------------------------------------------------------------

* AFS - Available for sale

Losses totaling $2.2 million, $.8 million and $2.9 million for the years 2000, 1999 and 1998, respectively, were recognized for securities that, in the opinion of management, have been permanently impaired.

NOTE 4 - LOANS

A summary of the major categories of loans outstanding on December 31 is shown below:

(Dollars in thousands)                                                                             2000          1999
------------------------------------------------------------------------------------------------------------------------
Commercial:
     Commercial, financial and industrial                                                    $ 3,964,396      $3,660,642
     Real estate commercial                                                                      946,903         776,553
     Real estate construction                                                                    415,713         353,659
Retail:
     Real estate residential                                                                   3,573,260       2,814,249
     Real estate construction                                                                    179,515         132,740
     Consumer                                                                                    840,228       1,018,110
     Credit card receivables                                                                     319,435         607,205
------------------------------------------------------------------------------------------------------------------------
Loans, net of unearned income*                                                               $10,239,450      $9,363,158
Allowance for loan losses                                                                        143,696         139,603
------------------------------------------------------------------------------------------------------------------------
Total net loans                                                                              $10,095,754      $9,223,555
========================================================================================================================

* Loans are presented net of $1.1 million and $.2 million of unearned income on December 31, 2000 and 1999, respectively.


First Tennessee National Corporation                                        F-48

Nonperforming loans consist of loans which management has identified as impaired, other nonaccrual loans and loans which have been restructured. On December 31, 2000 and 1999, there were no outstanding commitments to advance additional funds to customers whose loans had been restructured. The following table presents nonperforming loans on December 31:

(Dollars in thousands)                                                        2000                          1999
-------------------------------------------------------------------------------------------------------------------------
Impaired loans                                                              $ 41,207                      $  7,514
Other nonaccrual loans                                                        20,095                        21,604
-------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans                                                   $ 61,302                      $ 29,118
=========================================================================================================================

Interest income received during 2000 for impaired loans was $2.8 million and for other nonaccrual loans was $1.3 million. Under their original terms, interest income would have been approximately $4.0 million for the impaired loans and $1.7 million for the other nonaccrual loans outstanding on December 31, 2000. The average balance of impaired loans was approximately $14.7 million for 2000 and $12.5 million for 1999.

Activity in the allowance for loan losses related to non-impaired and impaired loans for years ended December 31 is summarized as follows:

(Dollars in thousands)                                                        Non-impaired     Impaired          Total
-------------------------------------------------------------------------------------------------------------------------
Balance on December 31, 1997                                                   $ 122,107       $  3,752        $ 125,859
Transfer of allowance due to securitizations                                      (3,575)            --           (3,575)
Allowance from acquisitions                                                          140             --              140
Provision for loan losses                                                         48,474          2,877           51,351
Charge-offs                                                                      (43,384)        (5,138)         (48,522)
Loan recoveries                                                                    9,810            950           10,760
-------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                                             (33,574)        (4,188)         (37,762)
-------------------------------------------------------------------------------------------------------------------------
Balance on December 31, 1998                                                     133,572          2,441          136,013
Transfer of allowance due to securitizations                                      (1,790)            --           (1,790)
Adjustment due to divestiture                                                       (893)            --             (893)
Provision for loan losses                                                         49,962          7,961           57,923
Charge-offs                                                                      (50,156)       (10,069)         (60,225)
Loan recoveries                                                                    6,283          2,292            8,575
-------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                                             (43,873)        (7,777)         (51,650)
-------------------------------------------------------------------------------------------------------------------------
Balance on December 31, 1999                                                     136,978          2,625          139,603
-------------------------------------------------------------------------------------------------------------------------
Transfer of allowance due to securitizations                                      (2,173)            --           (2,173)
Provision for loan losses*                                                        51,456         15,897           67,353
Charge-offs                                                                      (64,662)        (6,526)         (71,188)
Loan recoveries                                                                    6,740          3,361           10,101
-------------------------------------------------------------------------------------------------------------------------
     Net charge-offs                                                             (57,922)        (3,165)         (61,087)
-------------------------------------------------------------------------------------------------------------------------
BALANCE ON DECEMBER 31, 2000                                                   $ 128,339       $ 15,357        $ 143,696
=========================================================================================================================

* Provision for loan losses was reduced by $10.7 million in 2000 related to credit card loans sold.

Certain executive officers and directors (and their associates) of First Tennessee were loan customers during 2000 and 1999. Such loans are at normal credit terms, including interest rates and collateral, and do not represent more than a normal risk of collection. The following is a summary of related party loans outstanding and the activity for the years ended December 31:


F-49                                        First Tennessee National Corporation

(Dollars in thousands)                               2000               1999
-------------------------------------------------------------------------------
Balance at beginning of year                      $  68,198          $  70,731
Additions                                           345,151            279,183
Deletions:
     Repayments                                    (348,724)          (274,936)
     No longer related                               (2,385)            (6,780)
-------------------------------------------------------------------------------
Total deletions                                    (351,109)          (281,716)
-------------------------------------------------------------------------------
BALANCE AT END OF YEAR                            $  62,240          $  68,198
===============================================================================

Included in other assets and in other liabilities on the Consolidated Statements of Condition are amounts due from customers on acceptances and bank acceptances outstanding of $7.0 million and $7.4 million on December 31, 2000 and 1999, respectively.

NOTE 5 - PREMISES, EQUIPMENT AND LEASES

Premises and equipment on December 31 are summarized below:

(Dollars in thousands)                                 2000             1999
-------------------------------------------------------------------------------
Land                                                $  35,987        $  34,404
Buildings                                             173,690          171,876
Leasehold improvements                                 57,150           56,033
Furniture, fixtures and equipment                     272,199          278,949
-------------------------------------------------------------------------------
    Premises and equipment, at cost                   539,026          541,262
Less accumulated depreciation and amortization        252,919          235,743
-------------------------------------------------------------------------------
Premises and equipment, net                         $ 286,107        $ 305,519
===============================================================================

First Tennessee is obligated under a number of noncancelable operating leases for premises and equipment with terms up to 19 years, which may include the payment of taxes, insurance and maintenance costs.

Minimum future lease payments for noncancelable operating leases on premises and equipment on December 31, 2000, are shown below:

(Dollars in thousands)
-------------------------------------------------------------------------------
2001                                                                   $ 57,832
2002                                                                     50,563
2003                                                                     37,911
2004                                                                     26,832
2005                                                                     18,333
2006 and after                                                           69,166
-------------------------------------------------------------------------------
Total minimum lease payments                                           $260,637
===============================================================================

Payments required under capital leases are not material.

Aggregate minimum income under sublease agreements for these periods is $19.0 million.

Rent expense incurred under all operating lease obligations was as follows for the years ended December 31:

(Dollars in thousands)                       2000         1999          1998
-------------------------------------------------------------------------------
Rent expense, gross                        $ 61,835     $ 56,656      $ 35,857
Rent income                                  (4,158)      (2,810)       (1,901)
-------------------------------------------------------------------------------
Rent expense, net                          $ 57,677     $ 53,846      $ 33,956
===============================================================================


First Tennessee National Corporation                                        F-50

NOTE 6 - MORTGAGE SERVICING RIGHTS

Following is a summary of changes in capitalized mortgage servicing rights, net of accumulated amortization, included in the Consolidated Statements of
Condition:

(Dollars in thousands)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                              $ 408,921
Addition of mortgage servicing rights                                                                            435,893
Amortization                                                                                                     (95,507)
Net hedge gains applied                                                                                          (84,557)
Sales of mortgage servicing rights                                                                                  (312)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                                                                                                664,438
Addition of mortgage servicing rights                                                                            420,046
Amortization                                                                                                    (103,471)
Net hedge losses applied                                                                                          70,529
Sales of mortgage servicing rights                                                                              (133,066)
Purchase of mortgage servicing rights                                                                             28,388
Conversion to interest only strip*                                                                              (120,654)
------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                                                                                826,210
Addition of mortgage servicing rights                                                                            230,168
Amortization                                                                                                     (81,568)
Net hedge gains applied                                                                                         (125,058)
Sales of mortgage servicing rights                                                                               (60,307)
Impairment                                                                                                       (31,158)
Conversion to interest only strip*                                                                               (14,573)
-------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2000                                                                                              $ 743,714
=========================================================================================================================

* Excess of servicing fair value over the contractually specified servicing.

The mortgage servicing rights on December 31, 2000 and 1999, had estimated market values of approximately $765.1 million and $876.3 million, respectively. These balances represent the rights to service approximately $43.9 billion and $41.5 billion of mortgage loans on December 31, 2000 and 1999. In addition, First Tennessee had approximately $1.8 billion and $1.3 billion in unpaid principal balance of mortgage loans for which the servicing rights were not capitalized on December 31, 2000 and 1999. These mortgage servicing rights had estimated market values of $9.3 million and $5.2 million, respectively. On December 31, 2000, a valuation allowance due to impairment of $21.2 million was required. On December 31, 1999 no valuation allowance was required.

NOTE 7 - INTANGIBLE ASSETS

Following is a summary of intangible assets, net of accumulated amortization, included in the Consolidated Statements of Condition:

                                                                                                                Other
(Dollars in thousands)                                                                         Goodwill      Intangibles*
-------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                             $  83,677        $ 28,734
Amortization expense                                                                             (5,463)         (5,651)
Acquisitions                                                                                     29,256           2,292
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                                                                               107,470          25,375
Amortization expense                                                                             (5,665)         (4,827)
Acquisitions                                                                                     10,491             724
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                                                               112,296          21,272
Amortization expense                                                                             (5,802)         (5,125)
Impairment                                                                                         (811)             --
Divestitures                                                                                     (3,297)             --
Acquisitions                                                                                      1,379           1,712
-------------------------------------------------------------------------------------------------------------------------
DECEMBER 31, 2000                                                                             $ 103,765        $ 17,859
=========================================================================================================================

* Represents premium on purchased deposits, covenants not to compete and non-mortgage servicing rights.


F-51                                       First Tennessee National Corporation

NOTE 8 - TIME DEPOSIT MATURITIES

Following is a table of maturities for time deposits outstanding on December 31, 2000, which include "Certificates of deposit under $100,000 and other time" and "Certificates of deposit $100,000 and more". "Certificates of deposit $100,000 and more" totaled $3.3 billion on December 31, 2000. Time deposits are included in "Interest-bearing" deposits on the Consolidated Statements of Condition.

(Dollars in thousands)
-------------------------------------------------------------------------------------------------------------------------
2001                                                                                                           $4,716,895
2002                                                                                                              507,791
2003                                                                                                              160,902
2004                                                                                                               57,301
2005 and after                                                                                                    153,124
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                                          $5,596,013
=========================================================================================================================

NOTE 9 - SHORT-TERM BORROWINGS

Short-term borrowings include federal funds purchased and securities sold under agreements to repurchase, commercial paper, and other borrowed funds which include term federal funds purchased, short-term bank notes, and advances from the Federal Home Loan Bank.

Federal funds purchased and securities sold under agreements to repurchase and commercial paper generally have maturities of less than 90 days. Other short-term borrowings have original maturities of one year or less.

The detail of these borrowings for the years 2000, 1999 and 1998 is presented in the following table:

                                                          Federal Funds
                                                          Purchased and
                                                         Securities Sold                                        Other
                                                         Under Agreements            Commercial               Short-term
(Dollars in thousands)                                    to Repurchase                 Paper                 Borrowings
-------------------------------------------------------------------------------------------------------------------------
2000
Average balance                                            $2,899,428                 $17,050                 $1,033,406
Year-end balance                                            2,981,026                  19,169                    437,366
Maximum month-end outstanding                               3,844,312                  19,169                  1,684,125
Average rate for the year                                        5.84%                   5.31%                      6.74%
Average rate at year-end                                         5.92                    5.64                       6.62
-------------------------------------------------------------------------------------------------------------------------
1999
Average balance                                            $2,292,857                 $18,268                 $1,613,124
Year-end balance                                            2,856,282                  16,272                  1,533,957
Maximum month-end outstanding                               2,856,282                  21,221                  1,801,230
Average rate for the year                                        4.57%                   4.18%                      5.44%
Average rate at year-end                                         4.61                    4.63                       6.00
-------------------------------------------------------------------------------------------------------------------------
1998
Average balance                                            $2,456,449                 $22,337                 $1,263,121
Year-end balance                                            2,912,018                  23,203                  1,404,071
Maximum month-end outstanding                               3,733,294                  26,958                  1,511,624
Average rate for the year                                        4.99%                   4.59%                      5.79%
Average rate at year-end                                         4.79                    4.12                       5.19
-------------------------------------------------------------------------------------------------------------------------

On December 31, 2000, $50 million of borrowings under unsecured lines of credit from non-affiliated banks were available to the parent company to provide for general liquidity needs at an annual facility fee of .10 percent.


First Tennessee National Corporation                                       F-52

NOTE 10 - TERM BORROWINGS

The following table presents information pertaining to term borrowings (debt with original maturities greater than one year) for First Tennessee and its subsidiaries on December 31:

(Dollars in thousands)                                                                    2000                     1999
-------------------------------------------------------------------------------------------------------------------------
FIRST TENNESSEE NATIONAL CORPORATION:
Subordinated capital notes:
    Matures on November 15, 2005 -- 6 3/4%                                             $ 74,601                  $ 74,520
FIRST TENNESSEE BANK NATIONAL ASSOCIATION:
Notes payable to Federal Home Loan Bank*:
    Matures on January 12, 2005 -- 6.125%                                                50,000                        --
    Matures on September 05, 2003 -- 6.67%                                               50,000                        --
    Matures through November 1, 2009 -- 8.10%                                             1,783                     1,983
    Matures through January 1, 2028 -- 4.00%                                                 40                        41
    Matures through May 1, 2028 -- 4.00%                                                     38                        39
    Matures through June 1, 2029 -- 4.00%                                                    43                        43
    Maturity September 16, 2002 -- 5.42%                                                     --                    50,000
Subordinated bank notes:
    Matures on April 1, 2008 -- 6.40%                                                    89,490                    89,420
    Matures on December 1, 2008 -- 5.75%                                                140,426                   140,274
FT REAL ESTATE SECURITIES COMPANY, INC.:
Preferred stock minority interest                                                            --                        99
FIRST NATIONAL BANK OF SPRINGDALE:
Notes payable to Federal Home Loan Bank*:
    Matures through April 1, 2009 -- 5.885%                                                 929                     1,000
    Matures through June 2, 2009 -- 5.885%                                                  570                       600
    Matures through May 1, 2009 -- 5.698%                                                   590                       644
    Matures through April 1, 2005 -- 7.345%                                               1,166                        --
-------------------------------------------------------------------------------------------------------------------------
Total                                                                                  $409,676                  $358,663
=========================================================================================================================

* These Federal Home Loan Bank borrowings are collateralized with $974.0 million first-lien permanent mortgage loans.

Annual principal repayment requirements as of December 31, 2000, are as follows:

(Dollars in thousands)
-------------------------------------------------------------------------------------------------------------------------
2001                                                                                                             $    420
2002                                                                                                                  426
2003                                                                                                               50,435
2004                                                                                                                  442
2005                                                                                                              126,336
2006 and after                                                                                                    233,725
-------------------------------------------------------------------------------------------------------------------------


F-53                                        First Tennessee National Corporation

NOTE 11 - GUARANTEED PREFERRED BENEFICIAL INTERESTS IN FIRST TENNESSEE'S JUNIOR SUBORDINATED DEBENTURES

On December 30, 1996, First Tennessee, through its underwriters, sold to institutional investors $100 million of capital securities. First Tennessee Capital I (Capital I), a Delaware business trust wholly owned by First Tennessee, issued $100 million of Capital Securities, Series A at 8.07%. The proceeds were upstreamed to First Tennessee as junior subordinated debt under the same terms and conditions. First Tennessee has, through various contractual arrangements, fully and unconditionally guaranteed all of Capital I's obligations with respect to the capital securities. These capital securities qualify as Tier I capital and are presented in the Consolidated Statements of Condition as "Guaranteed Preferred Beneficial Interests in First Tennessee's Junior Subordinated Debentures." The sole asset of Capital I is $103 million of junior subordinated debentures issued by First Tennessee. These junior subordinated debentures also carry an interest rate of 8.07 percent. Both the capital securities of Capital I and the junior subordinated debentures of First Tennessee will mature on January 6, 2027; however, under certain circumstances, the maturity of both may be shortened to a date not earlier than January 6, 2017.


NOTE 12 - PREFERRED STOCK OF SUBSIDIARY

On September 14, 2000, FT Real Estate Securities Company, Inc. (FTRESC), an indirect wholly owned subsidiary of First Tennessee, issued 50 shares of 9.50% Cumulative Preferred Stock, Series B (Series B Preferred Shares), with a liquidation preference of $1.0 million per share to other wholly owned subsidiaries of First Tennessee. FTRESC is a real estate investment trust (REIT) established for the purpose of acquiring, holding and managing real estate mortgage assets. During 2000, an aggregate total of 41 of the Series B Preferred Shares were sold privately to nonaffiliates. Dividends on the Series B Preferred Shares are cumulative and are payable semi-annually. The dividends are recorded in noninterest expense.

The Series B Preferred Shares are mandatorily redeemable on March 31, 2031, and redeemable at the discretion of FTRESC in the event that the Series B Preferred Shares cannot be accounted for as Tier 2 regulatory capital or there is more than an insubstantial risk that dividends paid with respect to the Series B Preferred Shares will not be fully deductible. They are not subject to any sinking fund and are not convertible into any other securities of FTRESC, First Tennessee or any of its subsidiaries. The shares are, however, automatically exchanged at the direction of the Office of the Comptroller of the Currency for preferred stock of FTBNA, having substantially the same terms as the Series B Preferred Shares in the event FTBNA becomes undercapitalized, insolvent or in danger of becoming undercapitalized. The total amount of "Preferred stock of subsidiary" publicly issued and outstanding on December 31, 2000, as reported on the Consolidated Statements of Condition, was $38.4 million.


First Tennessee National Corporation                                       F-54

NOTE 13 - REGULATORY CAPITAL

First Tennessee is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on First Tennessee's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices must be met. Capital amounts and classification are also subject to qualitative judgment by the regulators about components, risk weightings and other factors. Quantitative measures established by regulation to ensure capital adequacy require First Tennessee to maintain minimum amounts and ratios of total and Tier 1 capital to risk-weighted assets, and of Tier 1 capital to average assets (leverage). Management believes, as of December 31, 2000, that First Tennessee met all capital adequacy requirements to which it was subject.

The actual capital amounts and ratios of First Tennessee and FTBNA (the primary banking subsidiary of First Tennessee) are presented in the table below:

                                                  First Tennessee National                  First Tennessee Bank
                                                         Corporation                        National Association
                                              -----------------------------------    --------------------------------
(Dollars in thousands)                                Amount         Ratio                  Amount            Ratio
---------------------------------------------------------------------------------------------------------------------
ON DECEMBER 31, 2000:
Actual:
Total Capital                                      $1,805,986         12.11%              $1,634,920           11.48%
Tier 1 Capital                                      1,327,496          8.90                1,223,667            8.59
Leverage                                            1,327,496          6.98                1,223,667            6.76

For Capital Adequacy Purposes:
Total Capital                                       1,192,764  =>      8.00                1,139,406  =>        8.00
Tier 1 Capital                                        596,382  =>      4.00                  569,703  =>        4.00
Leverage                                              761,136  =>      4.00                  724,532  =>        4.00

To Be Well Capitalized Under Prompt
    Corrective Action Provisions:
Total Capital                                       1,490,955  =>     10.00                1,424,258  =>       10.00
Tier 1 Capital                                        894,573  =>      6.00                  854,555  =>        6.00
Leverage                                              951,420  =>      5.00                  905,665  =>        5.00
---------------------------------------------------------------------------------------------------------------------
On December 31, 1999:
Actual:
Total Capital                                      $1,666,565         12.00%              $1,494,824           11.18%
Tier 1 Capital                                      1,218,075          8.77                1,128,553            8.44
Leverage                                            1,218,075          6.53                1,128,553            6.35


For Capital Adequacy Purposes:
Total Capital                                       1,111,462  =>      8.00                1,069,575  =>        8.00
Tier 1 Capital                                        555,731  =>      4.00                  534,788  =>        4.00
Leverage                                              746,400  =>      4.00                  711,379  =>        4.00

To Be Well Capitalized Under Prompt
    Corrective Action Provisions:
Total Capital                                       1,389,327  =>     10.00                1,336,969  =>       10.00
Tier 1 Capital                                        833,596  =>      6.00                  802,181  =>        6.00
Leverage                                              933,000  =>      5.00                  889,224  =>        5.00
---------------------------------------------------------------------------------------------------------------------

The following table details the actual regulatory capital ratios for other bank subsidiaries on December 31, 2000:

                                                                                   FNB                      Peoples and
                                                                    CBT(1)    Springdale(2)    Peoples(3)     Union(4)
-----------------------------------------------------------------------------------------------------------------------
ON DECEMBER 31, 2000:
Total Capital                                                       12.58%        13.41%         16.03%        11.58%
Tier 1 Capital                                                      11.33         12.51          14.78         10.49
Leverage                                                             7.71         10.11          10.25          6.87
-----------------------------------------------------------------------------------------------------------------------

(1)  Cleveland Bank and Trust Company  (2)  First National Bank of Springdale  (3)  Peoples Bank of Senatobia
(4)  Peoples and Union Bank


F-55                                       First Tennessee National Corporation

NOTE 14 - OTHER INCOME AND OTHER EXPENSE

Following is detail concerning "All other income and commissions" and "All other expense" as presented in the Consolidated Statements of Income:

(Dollars in thousands)                                                      2000               1999                1998
-------------------------------------------------------------------------------------------------------------------------
ALL OTHER INCOME AND COMMISSIONS:
Other service charges                                                    $ 23,199            $ 17,430            $ 14,863
Insurance premiums and commissions                                         12,203              10,912               8,725
Check clearing fees                                                        11,129              11,143               9,199
Other                                                                      97,019              76,173              42,304
-------------------------------------------------------------------------------------------------------------------------
Total                                                                    $143,550            $115,658            $ 75,091
=========================================================================================================================
ALL OTHER EXPENSE:
Amortization of hedge instruments                                        $ 38,020            $ 49,414            $ 13,345
Contract employment                                                        28,868              43,685              35,937
Legal and professional fees                                                26,794              22,492              24,551
Advertising and public relations                                           26,693              30,187              25,184
Computer software                                                          19,205              15,410              11,629
Supplies                                                                   18,170              22,006              20,195
Foreclosed real estate                                                     16,080               6,585              31,019
Travel and entertainment                                                   13,891              18,698              19,485
Distributions on guaranteed preferred securities                            8,070               8,070               8,070
Fed service fees                                                            7,112               6,471               5,307
Deposit insurance premium                                                   2,589               1,790               1,578
Other                                                                      93,706              55,500              58,107
-------------------------------------------------------------------------------------------------------------------------
Total                                                                    $299,198            $280,308            $254,407
=========================================================================================================================


NOTE 15 - COMPONENTS OF OTHER COMPREHENSIVE INCOME

Following is detail of "Accumulated other comprehensive income" as presented in the Consolidated Statements of Condition:

                                                                                                             Accumulated
                                                                     Gain/(Loss)             Tax                Other
                                                                     Before-Tax           (Expense)/        Comprehensive
(Dollars in thousands)                                                 Amount              Benefit             Income
-------------------------------------------------------------------------------------------------------------------------
December 31, 1997                                                                                              $ 15,333
Other comprehensive income:
    Unrealized market adjustments for the period                      $    (51)            $     19                 (32)
    Less: adjustment for net gains included in net income                3,976               (1,547)              2,429
---------------------------------------------------------------------------------------------------           -----------
December 31, 1998                                                     $ (4,027)            $  1,566              12,872
===================================================================================================
Other comprehensive income:
    Unrealized market adjustments for the period                      $(54,472)            $ 21,227             (33,245)
    Less: adjustment for net gains included in net income                2,257                 (878)              1,379
---------------------------------------------------------------------------------------------------           -----------
December 31, 1999                                                     $(56,729)            $ 22,105             (21,752)
===================================================================================================
Other comprehensive income:
    Unrealized market adjustments for the period                      $ 55,400             $(21,621)             33,779
    Less: adjustment for net losses included in net income              (4,207)               1,636              (2,571)
---------------------------------------------------------------------------------------------------           -----------
DECEMBER 31, 2000                                                     $ 59,607             $(23,257)           $ 14,598
===================================================================================================           ===========


First Tennessee National Corporation                                       F-56

NOTE 16 - INCOME TAXES

The components of income tax expense/(benefit) are as follows:

(Dollars in thousands)                                                 2000                 1999                 1998
-------------------------------------------------------------------------------------------------------------------------
Current:
    Federal                                                        $  38,781             $  64,615             $  45,374
    State                                                             25,558               (14,342)               (2,286)
Deferred:
    Federal                                                           59,155                60,276                68,528
    State                                                            (19,073)               21,357                14,926
-------------------------------------------------------------------------------------------------------------------------
Total                                                              $ 104,421             $ 131,906             $ 126,542
=========================================================================================================================

The effective tax rates for 2000, 1999 and 1998 were 30.99 percent, 34.76 percent and 35.86 percent, respectively. Income tax expense was different than the amounts computed by applying the statutory federal income tax rate to income before income taxes because of the following:

(Dollars in thousands)                                              2000                   1999                  1998
------------------------------------------------------------------------------------------------------------------------
Federal income tax rate                                                35%                    35%                    35%
------------------------------------------------------------------------------------------------------------------------
Tax computed at statutory rate                                  $ 117,951              $ 132,803              $ 123,523
Increase/(decrease) resulting from:
    Tax-exempt interest                                            (1,219)                (1,454)                (2,145)
    State income taxes                                              4,223                  4,760                  8,222
    Sale of preferred stock by subsidiary                         (10,739)                    --                     --
    Other                                                          (5,795)                (4,203)                (3,058)
------------------------------------------------------------------------------------------------------------------------
Total                                                           $ 104,421              $ 131,906              $ 126,542
========================================================================================================================

A deferred tax asset or liability is recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax consequence is calculated by applying enacted statutory tax rates, applicable to future years, to these temporary differences. Temporary differences which gave rise to deferred tax (assets)/liabilities on December 31, 2000 and 1999, were as follows:

(Dollars in thousands)                                                                       2000                  1999
-------------------------------------------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Loss reserves                                                                            $ (63,741)            $ (67,278)
Net operating loss carryforwards                                                           (13,143)               (4,700)
Investments in securities                                                                       --               (13,757)
Employee benefits                                                                           (7,915)               (5,361)
Other                                                                                      (11,349)               (9,004)
-------------------------------------------------------------------------------------------------------------------------
    Gross deferred tax assets                                                              (96,148)             (100,100)
-------------------------------------------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
Capitalized mortgage servicing rights                                                      329,806                283,272
Depreciation and amortization                                                               17,508                 10,945
Investments in securities                                                                   14,931                 10,423
Deferred loan fees                                                                           4,304                  7,988
Federal Home Loan Bank stock                                                                 9,483                  7,783
Capitalized computer software                                                                8,218                  6,689
Other                                                                                       23,114                 21,424
-------------------------------------------------------------------------------------------------------------------------
    Gross deferred tax liabilities                                                         407,364                348,524
-------------------------------------------------------------------------------------------------------------------------
Net deferred tax liabilities                                                             $ 311,216             $  248,424
=========================================================================================================================


F-57                                       First Tennessee National Corporation

NOTE 17 - EARNINGS PER SHARE

The following table shows a reconciliation of earnings per common share to diluted earnings per common share. All share and per share data reflect the 1998 two-for-one stock split.

(Dollars in thousands, except per share data)                         2000               1999               1998
--------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE COMPUTATION:
Net income                                                          $ 232,581          $ 247,533           $ 226,380

Weighted average common shares outstanding                        129,296,245        130,161,432         128,056,450
Shares attributable to deferred compensation                          568,820            411,331             178,556
--------------------------------------------------------------------------------------------------------------------
Total weighted average common shares outstanding                  129,865,065        130,572,763         128,235,006

Earnings per common share                                              $ 1.79          $    1.90           $    1.77
====================================================================================================================
DILUTED EARNINGS PER COMMON SHARE COMPUTATION:
Net income                                                          $ 232,581          $ 247,533           $ 226,380

Weighted average common shares outstanding                        129,865,065        130,572,763         128,235,006
Dilutive effect due to stock options                                1,798,166          3,406,177           3,627,484
--------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding, as adjusted           131,663,231        133,978,940         131,862,490

Diluted earnings per common share                                   $    1.77          $    1.85           $    1.72
====================================================================================================================


NOTE 18 - RESTRICTIONS, CONTINGENCIES AND OTHER DISCLOSURES

RESTRICTIONS ON CASH AND DUE FROM BANKS. The commercial banking subsidiaries of First Tennessee are required to maintain average reserve and clearing balances with the Federal Reserve Bank under the Federal Reserve Act and Regulation D. The balances required on December 31, 2000 and 1999, were $162.2 million and $203.2 million, respectively. These reserves are included in "Cash and due from banks" on the Consolidated Statements of Condition.

RESTRICTIONS ON DIVIDENDS. Dividends are paid by First Tennessee from its assets, which are mainly provided by dividends from its subsidiaries. Certain regulatory restrictions exist regarding the ability of the banking subsidiaries to transfer funds to First Tennessee in the form of cash, dividends, loans or advances. As of December 31, 2000, the banking subsidiaries had undivided profits of $1,082.2 million of which $334.5 million was available for distribution to First Tennessee as dividends without prior regulatory approval.

RESTRICTIONS ON INTERCOMPANY TRANSACTIONS. Under Federal banking law, banking subsidiaries may not extend credit to the parent company in excess of 10 percent of the banks' capital stock and surplus, as defined, or $171.8 million on December 31, 2000. The parent company had borrowings of $53.2 million from FTBNA on December 31, 2000. Certain loan agreements also define other restricted transactions related to additional borrowings.

CONTINGENCIES. In June 1998, a judgment entered in the circuit court of Houston County, Alabama became final, approving a settlement of a class action filed against FTBNA on behalf of persons in Alabama who had financed with FTBNA their purchases of satellite dish television systems (satellite systems). All individual lawsuits previously filed in state court in Alabama relating to the financing of satellite systems by FTBNA were finally settled in 1997.

In May 1996, FTBNA was named as a defendant in a purported nationwide class action lawsuit filed in federal court in Alabama in which plaintiffs assert that FTBNA and another defendant engaged in unfair and deceptive practices in connection with the financing of satellite systems. The complaint alleges violations of the Truth in Lending Act (TILA) and the federal RICO statute, and fraud by suppression with respect to Alabama residents. In addition to these theories, plaintiffs proceed against FTBNA on an agency theory. The complaint seeks unquantified compensatory, triple, and punitive damages. FTBNA has filed a motion requesting the dismissal of plaintiffs' RICO and fraudulent suppression claims, but the court has not ruled on the motion. The plaintiffs filed motions seeking certification of a nationwide class on the TILA and RICO claims and a statewide subclass on the fraud claims. In February 2000, the Magistrate Judge filed a recommendation granting in part and denying in part plaintiffs' motion, concluding that the case should be certified as a nationwide class action on the TILA statutory damages claim which has a cap of $500,000 plus attorney fees. The Magistrate Judge also stated that it was his recommendation that no other classes be certified. FTBNA filed objections to the Magistrate Judge's recommendation. In March 2000, the district court adopted the recommendation of the Magistrate Judge that the class be certified as to the TILA statutory damages claim, but


First Tennessee National Corporation                                       F-58
modified the class definition to exclude persons who were included in the Houston County, Alabama class action settlement. Plaintiffs have filed a motion for reconsideration of the ruling on their class certification motion. FTBNA has filed an Opposition to Plaintiffs' Motion to Reconsider. In addition to the Alabama lawsuits, in September 1997, a nationwide class action was filed in state court in Tennessee relating to the same satellite systems financing program. The complaint asserts that material facts were withheld from the purchasers in connection with the financing, that FTBNA and First Tennessee were unjustly enriched from the sale of such systems, and that FTBNA and First Tennessee violated the Tennessee Consumer Protection Act. The trial court entered an order of conditional class certification and FTBNA and First Tennessee requested a review of that certification order for the purpose of having the conditional order set aside. A decision was rendered by the trial court in January 2001 denying that motion. The case is presently certified as a class action and FTBNA and First Tennessee have filed a request for an interlocutory appeal on this issue. FTBNA and First Tennessee also filed a motion to hold this case in abeyance pending the resolution of the federal court case in Alabama in which many of the same issues are being addressed. That motion has been argued, although the court has not made a determination at this time. In 1999, three additional cases relating to the financing of satellite systems by FTBNA were filed. One case, originally filed in the Circuit Court of Humphreys County, Mississippi, was removed to the United States District Court for the Northern District of Mississippi where it is now pending. Plaintiffs allege violations of a Mississippi statute, Mississippi common law, and seek rescission and cancellation of the contracts. The complaint seeks $45 million in actual damages and $900 million in punitive damages. The other two cases, filed in state court in Arkansas and alleging similar causes of action under the laws of the state of Arkansas, were settled in January 2001 for an immaterial amount. In 2000, four additional satellite dish cases were filed in Mississippi. In two of these cases, filed in the Choctaw Tribal Court, plaintiffs allege false and negligent misrepresentations, fraudulent disclosure, fraud, negligent and wanton hiring, training, and supervision, and mental and emotional distress. Each complaint seeks rescission of the contract, the return of all monies paid, unquantified actual and punitive damages, attorneys' fees and injunctive relief. The remaining two cases, originally filed in state court in Mississippi and alleging similar causes of action, have been removed to federal court. Plaintiffs have filed a motion to remand in these two cases. The motions have presently not been argued. FTBNA and First Tennessee deny liability, deny that any co-defendant is their agent, and intend to defend these actions vigorously.

In January 2000, the Tennessee Court of Appeals reversed an award of $9 million in punitive damages which had previously been rendered against FTBNA and affirmed an award of $209,156 in compensatory damages against FTBNA as well as a $60,000 award in favor of First Tennessee against the plaintiff. The plaintiff appealed that decision to the Tennessee Supreme Court, which heard arguments in November 2000. No decision has been rendered. In July 1998, a judgment had been rendered in the Chancery Court of Shelby County, Tennessee against FTBNA as the successor by merger to Community Bank of Germantown for $9 million in punitive damages. The court had previously entered a judgment against FTBNA in the amount of $209,156 compensatory damages in August 1997, and a judgment in favor of FTBNA against the plaintiff in the amount of $60,000. The plaintiff had claimed that Community Bank of Germantown had obtained additional collateral on a loan by promising to make a new loan to the plaintiff, which was never made. The litigation was pending at the time of First Tennessee's acquisition of Community Bank of Germantown in February 1995. FTBNA had appealed the decision of the Chancery Court.

In addition to these cases, various other claims and lawsuits are pending against First Tennessee and its subsidiaries. Although First Tennessee cannot predict the outcome of the foregoing actions, after consulting with counsel, it is management's opinion that when resolved, the amount, if any, will not have a material adverse effect on the consolidated financial statements of First Tennessee and its subsidiaries.

OTHER DISCLOSURES - COMPANY OWNED LIFE INSURANCE. First Tennessee has purchased life insurance on certain of its employees and is the beneficiary on these policies. On December 31, 2000, the cash surrender value of these policies, which is included in "Capital markets receivables and other assets" on the Consolidated Statements of Condition, was $192.5 million. There are no restrictions on the proceeds from these benefits, and First Tennessee has not borrowed against the cash surrender value of these policies.


F-59                                       First Tennessee National Corporation

NOTE 19 - SHAREHOLDER PROTECTION RIGHTS AGREEMENT

On October 20, 1998, First Tennessee adopted a Shareholder Protection Rights Agreement (the "Agreement") and declared a dividend of one right on each outstanding share of common stock held on November 2, 1998, or issued thereafter and prior to the time the rights separate and thereafter pursuant to options and convertible securities outstanding at the time the rights separate.

The Agreement provides that until the earlier of the tenth business day (subject to certain adjustments by the board of directors) after a person or group commences a tender or exchange offer that will, subject to certain exceptions, result in such person or group owning 10 percent or more of First Tennessee's common stock, or the tenth business day (subject to certain adjustments by the board) after the public announcement by First Tennessee that a person or group owns 10 percent or more of First Tennessee's common stock, the rights will be evidenced by the common stock certificates, will automatically trade with the common stock, and will not be exercisable. Thereafter, separate rights certificates will be distributed, and each right will entitle its holder to purchase one one-hundredth of a share of participating preferred stock having economic and voting terms similar to those of one share of common stock for an exercise price of $150.

If any person or group acquires 10 percent or more of First Tennessee's common stock, then each right (other than rights beneficially owned by holders of 10 percent or more of the common stock or affiliates, associates or transferees thereof, which rights become void) will entitle its holder to purchase, for the exercise price, a number of shares of First Tennessee common stock or participating preferred stock having a market value of twice the exercise price. Also, if there is a 10 percent shareholder and First Tennessee is involved in certain significant transactions, each right will entitle its holder to purchase, for the exercise price, a number of shares of common stock of the other party having a market value of twice the exercise price. If any person or group acquires 10 percent or more (but not more than 50 percent) of First Tennessee's common stock, First Tennessee's board of directors may, at its option, exchange one share of First Tennessee common stock or one one-hundredth of a share of participating preferred stock for each right (other than rights which have become void). The board of directors may amend the Agreement in any respect prior to the tenth business day after announcement by First Tennessee that a person or group has acquired 10 percent or more of First Tennessee's common stock. The rights will expire on the earliest of the following times: the time of the exchange described in the second preceding sentence; December 31, 2009; or the date the rights are redeemed as described in the following sentence. The rights may be redeemed by the board of directors for $0.001 per right until 10 business days after First Tennessee announces that any person or group owns 10 percent or more of First Tennessee's common stock.


NOTE 20 - SAVINGS, PENSION AND OTHER EMPLOYEE BENEFITS

SAVINGS PLAN. Substantially all employees of First Tennessee are covered by a contributory savings plan in conjunction with a flexible benefits plan. During the year, First Tennessee makes contributions to each employee's flexible benefits plan account. These contributions are based on length of service and a percentage of the employee's salary. The employees have the option to direct a portion or all of the contribution into their savings plan accounts. Employees may also make pre-tax and after-tax personal contributions to the savings plan. First Tennessee matches the majority of employee pre-tax contributions invested in First Tennessee's common stock at a rate of $.50 for each $1.00 invested up to 6 percent of the employee's qualifying salary. Contributions made by First Tennessee to the flexible benefits plan were $19.5 million for 2000, $18.8 million for 1999 and $15.7 million for 1998.

PENSION PLAN. Substantially all employees of First Tennessee are covered by a noncontributory, defined benefit pension plan. Pension benefits are based on years of service, average compensation near retirement and estimated social security benefits at age 65. The annual funding is based on an actuarially determined amount using the entry age cost method.

OTHER EMPLOYEE BENEFITS. First Tennessee provides postretirement medical insurance to full-time employees retiring under the provisions of the First Tennessee Pension Plan. The postretirement medical plan is contributory with retiree contributions adjusted annually. The plan is based on criteria that are a combination of the employee's age and years of service and utilizes a two-step approach. For any employee retiring on or after January 1, 1995, First Tennessee will contribute a fixed amount based on years of service and age at time of retirement.


First Tennessee National Corporation                                       F-60

ACTUARIAL ASSUMPTIONS. The actuarial assumptions used in the defined benefit pension plan and the other employee benefit plans were as follows:


                                                                  Pension Benefits             Postretirement Benefits
                                                      -----------------------------------  ------------------------------
                                                            2000       1999        1998        2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS AS OF
    SEPTEMBER 30 MEASUREMENT DATE
Discount rate                                               7.75%      7.50%       6.75%       7.75%     7.50%      6.75%
Expected return on plan assets                             10.00      10.00       10.00       10.00     10.00      10.00
Expected return on plan assets dedicated to
  employees who retired prior to January 1, 1993             N/A        N/A         N/A        6.50      6.50       6.50
Rate of compensation increase                               4.00       4.00        4.00         N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------------

The components of net periodic benefit cost for the plan years 2000, 1999 and 1998 were as follows:


                                                             Pension Benefits                Postretirement Benefits
                                                  ------------------------------------   --------------------------------
(Dollars in thousands)                               2000         1999          1998       2000        1999       1998
-------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost                                      $  9,024     $  8,341     $  7,258     $   900     $   832     $   712
Interest cost                                       12,868       11,468        9,971       1,824       1,711       1,637
Expected return on plan assets                     (23,853)     (20,950)     (18,773)     (1,696)     (1,480)     (1,374)
Amortization of prior service cost                     338          322          322           6           3           3
Recognized gains & losses                               --          311           --        (154)         --        (107)
Amortization of transition obligation or asset        (460)        (460)        (460)        989         989         989
-------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost/(benefit)               $ (2,083)    $   (968)    $ (1,682)    $ 1,869     $ 2,055     $ 1,860
=========================================================================================================================


F-61                                        First Tennessee National Corporation

The following table sets forth the plans' funded status reconciled to the amounts shown in the Consolidated Statements of Condition:

                                                               Pension Benefits        Postretirement Benefits
                                                        ----------------------------  ---------------------------
(Dollars in thousands)                                       2000           1999            2000          1999
-----------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of plan year             $ 174,039       $ 172,065       $ 25,059       $ 26,064
Service cost                                                 9,024           8,341            900            832
Interest cost                                               12,868          11,468          1,824          1,711
Amendments                                                      --             228         (2,369)            43
Actuarial gain                                              (7,572)        (13,131)           (65)        (1,837)
Benefits paid                                               (6,061)         (4,932)        (1,617)        (1,754)
-----------------------------------------------------------------------------------------------------------------
Benefit obligation at end of plan year                   $ 182,298       $ 174,039       $ 23,732       $ 25,059
=================================================================================================================

CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of plan year      $ 258,552       $ 228,601       $ 19,129       $ 16,860
Actual return on plan assets                                41,747          32,029          3,222          2,986
Employer contribution                                           --           2,854            972          1,037
Benefits paid                                               (6,061)         (4,932)        (1,617)        (1,754)
-----------------------------------------------------------------------------------------------------------------
Fair value of plan assets at end of plan year            $ 294,238       $ 258,552       $ 21,706       $ 19,129
=================================================================================================================

NET FUNDED STATUS AT SEPTEMBER 30                        $ 111,940       $  84,513       $ (2,026)      $ (5,930)
Unrecognized net actuarial loss                            (41,392)        (15,926)        (6,860)        (5,423)
Unrecognized net transitional (asset)/obligation              (940)         (1,400)        11,862         12,851
Unrecognized prior service cost                              2,250           2,588         (2,300)            75
-----------------------------------------------------------------------------------------------------------------
Prepaid benefit cost at September 30                        71,858          69,775            676          1,573
Contributions paid from October 1 to December 31                --              --          1,040            972
-----------------------------------------------------------------------------------------------------------------
Prepaid benefit cost at December 31                      $  71,858       $  69,775       $  1,716       $  2,545
=================================================================================================================

The following table sets forth the amounts and types of mutual funds managed by FTBNA that are included in plan assets.

                                                               Pension Benefits        Postretirement Benefits
                                                         --------------------------  ----------------------------
(Dollars in thousands)                                       2000            1999          2000          1999
-----------------------------------------------------------------------------------------------------------------
First Funds Capital Appreciation Portfolio Class I        $ 43,970        $ 28,717        $2,461        $1,528
First Funds Growth & Income Portfolio Class I              138,749         121,391         7,693         6,164
First Funds Bond Portfolio Class I                          96,611          93,231         4,876         4,275
-----------------------------------------------------------------------------------------------------------------

The cost of health care benefits was projected to increase at an annual per capita rate of 5.75 percent in 2000 and remain at an even level thereafter. In 1999, the annual rate of increase was assumed to be 6.75 percent decreasing evenly to a rate of 5.75 percent by the year 2000 and remaining at an even level thereafter. In 1998, the annual rate of increase was assumed to be 7.75 percent decreasing evenly to a rate of 5.75 percent by the year 2000 and remaining at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

(Dollars in thousands)                                                              1% Increase       1% Decrease
-----------------------------------------------------------------------------------------------------------------
Adjusted total service and interest cost components                                   $ 2,809             $ 2,656
Adjusted postretirement benefit obligation at end of plan year                         24,615              22,951
-----------------------------------------------------------------------------------------------------------------

First Tennessee provides benefits to former and inactive employees after employment but before retirement. The obligation/(benefit) recognized in accordance with accounting standards was $4.8 million in 2000, $.2 million in 1999 and $(.2) million in 1998.


First Tennessee National Corporation                                       F-62

Medical and group life insurance expenses incurred for active employees are shown in the following table:

(Dollars in thousands)                                                        2000            1999           1998
------------------------------------------------------------------------------------------------------------------
Medical plan expense based on claims incurred                               $17,679         $14,558        $12,322
Participants                                                                  6,522           7,567          6,689
------------------------------------------------------------------------------------------------------------------
Group life insurance expense based on benefits incurred                     $ 1,271         $ 1,392        $ 1,120
Participants                                                                  9,811          10,860         10,097
------------------------------------------------------------------------------------------------------------------

NOTE 21 - STOCK OPTION, RESTRICTED STOCK INCENTIVE, AND DIVIDEND REINVESTMENT PLANS

At its January 1998 meeting, the board of directors authorized a two-for-one split of First Tennessee's common stock. The shares were distributed February 20, 1998, to shareholders of record on February 6, 1998. Share and per share amounts in the accompanying text and tables have been adjusted for this stock split.

STOCK OPTION PLANS. First Tennessee issues non-qualified stock options under various plans to employees, non-employee directors, and bank advisory board members. The plans provide for the issuance of First Tennessee common stock at a price equal to its fair market value at the date of grant; however, the exercise price may be less than the fair market value if the grantee has agreed to receive the options in lieu of compensation. The foregone compensation plus the exercise price must equal the fair market value of the stock on the date of grant. All options expire 10 years from the date of grant, except for those options that were part of compensation deferral, which expire 20 years from the date of grant. There were 7,996,708 shares available for option plan grants on December 31, 2000.

As a result of plan amendments adopted by the board of directors during 1997, employees may defer the receipt of shares upon the exercise of stock options. The summary of stock option activity is shown below:

                                                                                                       Weighted
                                                                          Options                      Average
                                                                        Outstanding                 Exercise Price
------------------------------------------------------------------------------------------------------------------
January 1, 1998                                                          12,153,230                     $ 13.85
Options granted                                                           4,069,623                       30.16
Options exercised                                                        (2,468,821)                      11.73
Options canceled                                                           (499,430)                      21.20
                                                                        ------------
December 31, 1998                                                        13,254,602                       18.96
                                                                        ============
Options exercisable                                                      10,185,877                       16.97
------------------------------------------------------------------------------------------------------------------
January 1, 1999                                                          13,254,602                     $ 18.96
Options granted                                                           6,151,908                       34.28
Options exercised*                                                       (1,982,652)                      17.10
Options canceled                                                           (524,348)                      32.27
                                                                        ------------
December 31, 1999                                                        16,899,510                       24.33
                                                                        ============
Options exercisable                                                      12,316,124                       21.06
------------------------------------------------------------------------------------------------------------------
January 1, 2000                                                          16,899,510                     $ 24.33
Options granted                                                           7,423,312                       17.56
Options exercised*                                                       (1,491,040)                      12.32
Options canceled                                                         (1,575,966)                      27.39
                                                                        ------------
December 31, 2000                                                        21,255,816                       22.58
                                                                        ============
Options exercisable                                                      17,246,539                       21.18
------------------------------------------------------------------------------------------------------------------

* Stock options exercised for 2000 and 1999, respectively, included 112,306 and 106,392 options converted to stock equivalents as part of the deferred compensation program.


F-63                                       First Tennessee National Corporation

NOTE 21 - STOCK OPTION, RESTRICTED STOCK INCENTIVE, AND DIVIDEND REINVESTMENT PLANS (CONTINUED)

The following table summarizes information about stock options outstanding on December 31, 2000:

                                                                           Weighted                     Weighted
                                                              Weighted      Average                      Average
                                                              Average      Exercise                     Exercise
                                                             Remaining      Price -                      Price -
                                               Options      Contractual     Options        Options       Options
Exercise Price Range                         Outstanding       Life       Outstanding    Exercisable   Exercisable
------------------------------------------------------------------------------------------------------------------
$ 4.00 - $14.00                                2,865,492     6.81 years     $ 10.05       2,865,492      $ 10.05
$14.01 - $24.00                               10,162,967    13.03 years       18.13       8,555,908        18.72
$24.01 - $34.00                                5,807,629    16.55 years       30.22       5,794,002        30.21
$34.01 - $44.00                                2,419,728     7.92 years       37.77          31,137        39.11
------------------------------------------------------------------------------------------------------------------

First Tennessee accounts for these plans under APB Opinion No. 25 pursuant to which recognized compensation costs are negligible. Had compensation cost for these plans been determined consistent with SFAS No. 123, First Tennessee's net income and earnings per share would have been reduced to the following pro forma amounts:

                                                                                          December 31
                                                                         -----------------------------------------
(Dollars in thousands except per share data)                                2000             1999           1998
------------------------------------------------------------------------------------------------------------------
Net income, as reported                                                  $ 232,581       $ 247,533      $ 226,380
Pro forma net income                                                       216,444         237,948        221,252
Earnings per share, as reported                                               1.79            1.90           1.77
Pro forma earnings per share                                                  1.67            1.82           1.73
------------------------------------------------------------------------------------------------------------------

Total compensation costs that would have been recognized in income under SFAS No. 123 for all stock-based compensation awards was $26.4 million for 2000, $15.7 million for 1999 and $8.4 million for 1998.

Because the SFAS No. 123 method of accounting has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years. First Tennessee used the Black-Scholes Option Pricing Model to estimate the fair value of stock options granted in 2000, 1999 and 1998, with the following assumptions:

                                                                             2000            1999           1998
------------------------------------------------------------------------------------------------------------------
Expected dividend yield                                                       2.84%           3.03%          3.06%
Expected option lives of options issued at market                        6.56 years      4.83 years     6.21 years
Expected option lives of options issued below market                     2.08 years      2.15 years     2.20 years
Expected volatility                                                          24.25%          20.04%         18.94%
Risk-free interest rates                                                      6.50%           5.30%          5.54%
------------------------------------------------------------------------------------------------------------------

                                                                                                       Weighted
                                                                                                     Average Fair
                                                                            Number                Value per Option
                                                                            Issued                  at Grant Date
------------------------------------------------------------------------------------------------------------------
2000:
Options issued at market on the date of grant                             3,142,929                  $5.34
Options issued below market on the date of grant                          4,280,383                   5.20
------------------------------------------------------------------------------------------------------------------
1999:
Options issued at market on the date of grant                             2,720,585                  $7.71
Options issued below market on the date of grant                          3,431,323                   8.01
------------------------------------------------------------------------------------------------------------------
1998:
Options issued at market on the date of grant                             1,584,613                  $8.35
Options issued below market on the date of grant                          2,485,010                   6.69
------------------------------------------------------------------------------------------------------------------


First Tennessee National Corporation                                       F-64

NOTE 21 - STOCK OPTION, RESTRICTED STOCK INCENTIVE, AND DIVIDEND REINVESTMENT PLANS (CONTINUED)

RESTRICTED STOCK INCENTIVE PLANS. First Tennessee has authorized the issuance of its common stock for awards to executive employees who have a significant impact on the profitability of First Tennessee under restricted stock incentive plans. Additionally, one of the plans provides for 6,000 shares of restricted stock to be granted to each new non-employee director upon election to the board of directors with restrictions lapsing as defined in the plans. In 2000 First Tennessee granted 10,000 restricted shares under the plans. In 1999, 170,112 restricted shares were granted and 3,849 shares were granted in 1998. Compensation expense related to these plans was $2.0 million, $2.1 million and $1.2 million for the years 2000, 1999 and 1998, respectively. There were 679,441 shares available for restricted stock incentive grants on December 31, 2000.

The board of directors approved amendments to the restricted stock plan during 1998 permitting deferral by participants of the receipt of restricted stock prior to the lapse of restrictions.

DIVIDEND REINVESTMENT PLAN. The Dividend Reinvestment and Stock Purchase Plan, as amended in 1995, authorizes the sale of First Tennessee's common stock from authorized, but unissued common stock or from shares acquired on the open market to shareholders who choose to invest all or a portion of their cash dividends and make optional cash payments of $25 to $10,000 per quarter without paying commissions. Since 1988, shares for this plan have been purchased on the open market. The price of the shares purchased directly from First Tennessee is the mean between the high and low sales price on the investment date. The price of shares purchased on the open market is the average price paid.


NOTE 22 - BUSINESS SEGMENT INFORMATION

First Tennessee provides traditional retail/commercial banking and other financial services to its customers. These products and services are categorized into two broad groups: a regional banking group and national lines of business. The regional banking group provides a comprehensive package of financial services including traditional banking, trust services, investments, asset management, insurance and credit card services to its customers. Banking subsidiaries offer general banking products through financial centers in 23 Tennessee counties, in northern Mississippi and in northwest Arkansas as well as through consumer finance offices in 10 states nationwide. The national lines of business include mortgage banking, capital markets and transaction processing. Mortgage banking offers first and second mortgages through origination offices in 31 states and also services a multi-billion dollar portfolio. Capital markets offers investment securities and advisory services such as portfolio analysis, tax planning and loan securitization to institutional clients nationwide through offices in Chicago, Dallas, Kansas City, Memphis, Mobile, Nashville and New York. Transaction processing includes credit card merchant processing, nationwide check clearing and remittance processing. The Other segment is used to isolate corporate items such as expense related to guaranteed preferred beneficial interests in First Tennessee's junior subordinated debentures and securities gains or losses which include any venture capital gains or losses and related incentive costs.

First Tennessee's reportable segments are strategic business units that offer different products and services. They are managed separately because each business requires different technology and marketing strategies. The measurements used in reporting these segments are the same as those reviewed monthly by the chief operating decision-maker.

Total revenue, expense and asset levels reflect those which are specifically identifiable or which are allocated based on an internal allocation method. Net interest income is allocated to the segments using a combination of matched funding and multiple pool transfer pricing methods. In addition to expenses paid directly by the segments, allocated expenses may be charged to the lines of business based on the utilization of resources. Equity is allocated to the segments through risk analysis that incorporates the appropriate level of credit, operating, market and franchise risk factors. Because the allocations are based on internally developed assignments and allocations, they are to an extent subjective. This assignment and allocation has been consistently applied for all periods presented. The following table reflects the approximate amounts of consolidated revenue, expense, tax, and assets for the three years ended December 31, for each segment:


F-65                                       First Tennessee National Corporation

                                 Regional
                                 Banking            Mortgage        Capital    Transaction
(Dollars in thousands)            Group             Banking         Markets    Processing        Other       CONSOLIDATED
-------------------------------------------------------------------------------------------------------------------------
2000
Interest income                 $ 1,020,350      $   281,698       $ 44,029      $ 16,969      $     --       $ 1,363,046
Interest expense                    482,052          239,251         40,990         2,402            --           764,695
-------------------------------------------------------------------------------------------------------------------------
   Net interest income              538,298           42,447          3,039        14,567            --           598,351
Other revenues                      361,665          442,768        118,709       144,485        (4,207)        1,063,420
Depreciation and
   amortization                      55,406          127,833          1,248         7,043            --           191,530
Other expenses*                     497,084          435,527         91,248       100,888         8,492         1,133,239
-------------------------------------------------------------------------------------------------------------------------
   Pre-tax income/(loss)            347,473          (78,145)        29,252        51,121       (12,699)          337,002
Income taxes                        119,710          (40,808)        10,920        19,425        (4,826)          104,421
-------------------------------------------------------------------------------------------------------------------------
Net income/(loss)               $   227,763      $   (37,337)      $ 18,332      $ 31,696      $ (7,873)      $   232,581
=========================================================================================================================
Average assets                  $12,962,487      $ 5,042,760       $761,919      $553,660      $     --       $19,320,826
-------------------------------------------------------------------------------------------------------------------------
Expenditures for
  long-lived assets             $    27,255      $     7,235       $    991      $  9,402      $     --       $    44,883
-------------------------------------------------------------------------------------------------------------------------
1999
Interest income                 $   877,572      $   273,149       $ 38,659      $ 17,784      $     --       $ 1,207,164
Interest expense                    367,533          214,254         33,760         2,107            --           617,654
-------------------------------------------------------------------------------------------------------------------------
   Net interest income              510,039           58,895          4,899        15,677            --           589,510
Other revenues                      254,898          640,323        126,905        98,721         2,257         1,123,104
Depreciation and
   amortization                      41,249          172,673          1,363         3,921            --           219,206
Other expenses*                     456,486          471,354         95,386        82,118         8,625         1,113,969
-------------------------------------------------------------------------------------------------------------------------
   Pre-tax income                   267,202           55,191         35,055        28,359        (6,368)          379,439
Income taxes                         89,205           21,145         13,199        10,776        (2,419)          131,906
-------------------------------------------------------------------------------------------------------------------------
Net income                      $   177,997      $    34,046       $ 21,856      $ 17,583      $ (3,949)      $   247,533
=========================================================================================================================
Average assets                  $12,039,221      $ 5,300,788       $779,893      $500,853      $     --       $18,620,755
-------------------------------------------------------------------------------------------------------------------------
Expenditures for
  long-lived assets             $    61,037      $    35,625       $  1,259      $  8,499      $     --       $   106,420
-------------------------------------------------------------------------------------------------------------------------
1998
Interest income                 $   850,002      $   228,113       $ 37,555      $ 18,107      $     --       $ 1,133,777
Interest expense                    382,003          175,363         33,101         2,771            --           593,238
-------------------------------------------------------------------------------------------------------------------------
   Net interest income              467,999           52,750          4,454        15,336            --           540,539
Other revenues                      207,186          562,601        147,360        64,380         3,976           985,503
Depreciation and
   amortization                      30,647          127,062          1,748         2,878            --           162,335
Other expenses*                     419,272          414,120        109,283        59,372         8,738         1,010,785
-------------------------------------------------------------------------------------------------------------------------
   Pre-tax income                   225,266           74,169         40,783        17,466        (4,762)          352,922
Income taxes                         79,435           26,951         15,329         6,637        (1,810)          126,542
-------------------------------------------------------------------------------------------------------------------------
Net income                      $   145,831      $    47,218       $ 25,454      $ 10,829      $ (2,952)      $   226,380
=========================================================================================================================
Average assets                  $11,200,707      $ 4,304,449       $729,081      $486,494      $     --       $16,720,731
-------------------------------------------------------------------------------------------------------------------------
Expenditures for
  long-lived assets             $    56,988      $    33,861       $  1,782      $  5,633      $     --       $    98,264
-------------------------------------------------------------------------------------------------------------------------

* Includes loan loss provision.


First Tennessee National Corporation                                       F-66

NOTE 23 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounting standards require the disclosure of estimated fair values of all asset, liability and off-balance sheet financial instruments. The following fair value estimates are determined as of a specific point in time utilizing various assumptions and estimates. The use of assumptions and various valuation techniques, as well as the absence of secondary markets for certain financial instruments, will likely reduce the comparability of fair value disclosures between financial institutions. In some cases, book value is a reasonable estimate of fair value due to the relatively short period of time between origination of the instrument and its expected realization. The following table summarizes the book value and estimated fair value of financial instruments recorded in the Consolidated Statements of Condition as of December 31, 2000 and 1999:

                                                               ON DECEMBER 31, 2000             On December 31, 1999
                                                        -----------------------------      -----------------------------
                                                             Book             Fair              Book            Fair
(Dollars in thousands)                                       Value            Value             Value           Value
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Loans, net of unearned income:
    Floating                                            $  5,228,815     $  5,228,890      $  4,550,445     $  4,550,465
    Fixed                                                  4,949,333        5,028,614         4,783,595        4,706,826
    Nonaccrual                                                61,302           61,302            29,118           29,118
    Allowance for loan losses                               (143,696)        (143,696)         (139,603)        (139,603)
------------------------------------------------------------------------------------------------------------------------
Total net loans                                           10,095,754       10,175,110         9,223,555        9,146,806
Liquid assets                                                379,676          379,676           429,841          429,841
Mortgage loans held for sale*                              1,735,070        1,747,832         2,049,945        2,027,052
Securities available for sale                              2,200,741        2,200,741         2,332,356        2,332,356
Securities held to maturity                                  638,315          619,728           768,936          734,853
Nonearning assets                                          1,081,800        1,081,800         1,162,332        1,162,332
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Deposits:
    Defined maturity                                    $  5,596,013     $  5,627,825      $  4,719,036     $  4,721,510
    Undefined maturity                                     6,592,678        6,592,678         6,639,665        6,639,665
------------------------------------------------------------------------------------------------------------------------
Total deposits                                            12,188,691       12,220,503        11,358,701       11,361,175
Short-term borrowings                                      3,437,561        3,437,454         4,406,511        4,404,640
Term borrowings                                              409,676          402,941           358,663          326,708
Other noninterest-bearing liabilities                        216,172          216,172           185,399          184,255
Guaranteed preferred beneficial interests in First
    Tennessee's junior subordinated debentures               100,000           87,578           100,000           91,559
Preferred stock of subsidiary                                 38,428           36,603                --               --
------------------------------------------------------------------------------------------------------------------------

* Mortgage loans held for sale had an additional fair value related to mortgage servicing rights of approximately $20.6 million and $16.6 million on December 31, 2000 and 1999, respectively.
Information on the fair value of off-balance sheet financial instruments can be found in Note 24 - Financial Instruments with
Off-Balance Sheet Risk.

The following describes the assumptions and methodologies used to estimate the fair value for financial instruments:

FLOATING RATE LOANS. With the exception of floating rate 1-4 family residential mortgage loans, the fair value is approximated by the book value. Floating rate 1-4 family residential mortgage loans reprice annually and will lag movements in market rates; whereas, commercial and consumer loans typically reprice monthly. The fair value for floating rate 1-4 family mortgage loans is calculated by discounting future cash flows to their present value. Future cash flows are discounted to their present value by using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same time period. Prepayment assumptions based on historical prepayment speeds have been applied to the floating rate 1-4 family residential mortgage portfolio.

FIXED RATE LOANS. The fair value is estimated by discounting future cash flows to their present value. Future cash flows are discounted to their present value by using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same time period. Prepayment assumptions based on historical prepayment speeds have been applied to the fixed rate mortgage and installment loan portfolios.


F-67                                        First Tennessee National Corporation

NONACCRUAL LOANS. The fair value is approximated by the book value.

ALLOWANCE FOR LOAN LOSSES. The fair value is approximated by the book value. Additionally, the credit exposure known to exist in the loan portfolio is embodied in the allowance for loan losses.

LIQUID ASSETS. The fair value is approximated by the book value. For the purpose of this disclosure, liquid assets consist of federal funds sold, securities purchased under agreements to resell, capital markets securities inventory and investment in bank time deposits.

MORTGAGE LOANS HELD FOR SALE. Fair values are based primarily on quoted market prices.

SECURITIES AVAILABLE FOR SALE. Fair values are based primarily on quoted market prices.

SECURITIES HELD TO MATURITY. Fair values for marketable securities are based primarily on quoted market prices. Fair values for securitized loans are based upon cash flows discounted at a market yield. Market yields are computed by adding Treasury yields at year-end plus an appropriate spread estimated by observing quotes on similarly structured marketable securities and changes in swap spreads.

NONEARNING ASSETS. The fair value is approximated by the book value. For the purpose of this disclosure, nonearning assets include cash and due from banks, accrued interest receivable and capital markets receivables.

DEFINED MATURITY DEPOSITS. The fair value is estimated by discounting future cash flows to their present value. Future cash flows are discounted by using the current market rates of similar instruments applicable to the remaining maturity. For the purpose of this disclosure, defined maturity deposits include all certificates of deposit and other time deposits.

UNDEFINED MATURITY DEPOSITS. The fair value is approximated by the book value. For the purpose of this disclosure, undefined maturity deposits include demand deposits, checking interest accounts, savings accounts, and money market accounts.

SHORT-TERM BORROWINGS. The fair value of federal funds purchased, securities sold under agreements to repurchase, commercial paper, bank notes and other short-term borrowings is approximated by the book value. The fair value for Federal Home Loan Bank borrowings is determined using discounted future cash flows.

TERM BORROWINGS. The fair value is approximated by the present value of the contractual cash flows discounted by the investor's yield which considers First Tennessee's and FTBNA's debt ratings.

OTHER NONINTEREST-BEARING LIABILITIES. For the purpose of this disclosure, other noninterest-bearing liabilities include accrued interest payable and capital markets payables. The fair value is approximated by the book value.

GUARANTEED PREFERRED BENEFICIAL INTERESTS. The fair value is approximated by the present value of the contractual cash flows discounted by the investor's yield which considers First Tennessee's debt rating.

PREFERRED STOCK OF SUBSIDIARY. The fair value is approximated by the current trade amount of similar instruments.


NOTE 24 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

First Tennessee utilizes various financial instruments as part of its risk management strategy and as a means to meet customers' needs. These instruments are subject to credit and market risks that are not reflected on the balance sheet. The activities that currently employ financial instruments with off-balance sheet risk are mortgage banking, interest rate risk management and capital markets operations. First Tennessee also enters into commitments for lending related purposes to meet customers' financial needs. Controls and monitoring procedures for these instruments have been established and are routinely revised. The Asset/Liability Committee (ALCO) monitors the usage and effectiveness of financial instruments. ALCO, in conjunction with senior credit officers, also periodically reviews and revises counterparty credit limits.

Credit Risk represents the maximum potential loss due to possible non-performance by obligors and counterparties under the terms of contracts. First Tennessee manages credit risk by entering into financial instrument transactions through national exchanges, primary dealers or approved counterparties, and using mutual margining agreements whenever possible to limit potential exposure. With exchange-traded contracts, the credit risk is limited to the clearinghouse used. For non-exchange traded instruments, credit risk may occur when there is a gain in the fair value of the financial instrument and the counterparty fails to perform according to the terms of the contract and/or when the collateral proves to be of insufficient value.


First Tennessee National Corporation                                       F-68

Market Risk represents the potential loss due to the decrease in the value of a financial instrument caused primarily by changes in interest rates, prepayment speeds or the prices of debt instruments. The measurement of market risk associated with financial instruments is meaningful only when all related and offsetting on- and off-balance sheet hedges are aggregated, and the resulting net positions are identified.

LENDING RELATED

First Tennessee enters into fixed and variable loan commitments with customers. When these commitments have contract rate adjustments that lag changes in market rates, the financial instruments have characteristics similar to option contracts. First Tennessee follows the same credit policies and underwriting practices in making commitments as it does for on-balance sheet instruments. Each counterparty's creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if any, is based on management's credit evaluation of the counterparty.

Commitments to Extend Credit are contractual obligations to lend to a customer as long as all established contractual conditions are met. These commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. The majority of First Tennessee's loan commitments has maturities less than one year and reflects the prevailing market rates at the time of the commitment. Since commitments may expire without being fully drawn upon, the total contract amount does not necessarily represent future cash requirements.

Other Commitments include standby and commercial letters of credit and loan purchase agreements. Standby and commercial letters of credit are conditional commitments issued by First Tennessee to guarantee the performance and/or payment of a customer to a third party in connection with specified transactions. Loan purchase agreements are used as credit enhancement to third party special purpose entities (SPEs) that originate or purchase qualifying loans that are funded with commercial paper. The credit risk involved in issuing commercial and standby letters of credit is essentially the same as that involved in extending loan facilities to customers.

The following is a summary of the maximum credit exposure of each class of lending related off-balance sheet financial instruments outstanding on December 31:

(Dollars in millions)                                                                     2000             1999
------------------------------------------------------------------------------------------------------------------
Commitments to extend credit:
    Consumer credit card lines                                                         $1,532.7           $2,065.7
    Consumer home equity                                                                  733.0              595.6
    Commercial real estate and construction and land development                        1,003.4              743.0
    Mortgage banking                                                                      716.3              771.6
    Commercial and other                                                                1,515.1            1,478.8
------------------------------------------------------------------------------------------------------------------
Total loan commitments                                                                  5,500.5            5,654.7
Other commitments:
    Standby letters of credit                                                             323.7              266.9
    Other                                                                                 235.3               85.0
------------------------------------------------------------------------------------------------------------------
Total loan and other commitments                                                       $6,059.5           $6,006.6
==================================================================================================================


F-69                                       First Tennessee National Corporation

The following table shows the notional or contractual amounts and related fair values for the off-balance sheet financial instruments on December 31:

                                                                2000                              1999
                                                    --------------------------        ----------------------------
                                                      Notional          Fair            Notional           Fair
(Dollars in millions)                                  Value            Value             Value            Value
------------------------------------------------------------------------------------------------------------------
Loan commitments                                    $ 5,500.5          $4.5            $ 5,654.7          $ .1
Other commitments                                       559.0           5.7                351.9           4.7
------------------------------------------------------------------------------------------------------------------
Foreign exchange contracts:
    Contracts to buy                                $    (1.5)         $ .1            $     (.5)            *
    Contracts to sell                                     1.5           (.1)                  .5             *
------------------------------------------------------------------------------------------------------------------
Net position                                        $      --          $ --            $      --
==================================================================================================================

* Amount is less than $100,000.
Mortgage banking loan commitments had an additional fair value related to mortgage servicing rights of approximately $3.5 million on December 31, 2000, and $8.0 million on December 31, 1999.

In addition to these financial instruments, First Tennessee entered into an equity collar in 2000 to protect the value of stock that is to be received from an equity investment. The collar consists of the combination of a written call option and a purchased put option, both of which mature on March 21, 2001. On December 31, 2000, the fair value of this collar was $2.3 million.

MORTGAGE BANKING

First Tennessee uses both forward sales commitments and option contracts to protect the market value of mortgage loan commitments in the pipeline and the mortgage warehouse loans awaiting sale in the secondary market. Adverse market interest rate changes, between the time a customer receives a rate-lock commitment and the time the loan is sold to an investor, can erode the value of that mortgage. Therefore, First Tennessee enters into forward sales commitments and option contracts to mitigate the interest rate risk associated with the origination and sale of mortgage loans.

First Tennessee enters into interest rate contracts to mitigate the loss in value of its mortgage servicing rights from the effects of increased prepayment activity that generally result from declining interest rates. With respect to the purchased interest rate contracts, First Tennessee is not exposed to loss beyond the initial amount used to purchase the hedge instruments. These financial instruments are included in this discussion to more completely disclose the servicing hedging position. The credit risk inherent in these transactions relates to the possibility of counterparties not performing according to the terms of the contract. This credit risk is controlled through credit approvals, risk control limits and on-going monitoring procedures through ALCO. The credit risk is represented by the aggregate fair value of only those interest rate contracts that currently have a positive fair value.

Interest Rate Forward Contracts are over-the-counter contracts where two parties agree to purchase and sell a specific quantity of a financial instrument at a specified price, with delivery or settlement at a specified date. Interest Rate Option Contracts give the purchaser the right, but not the obligation, to buy or sell a specified quantity of a financial instrument, at a specified price, during a specified period of time. Caps and Floors are options that are linked to a notional principal amount and an underlying indexed interest rate. Exposure to loss on all interest rate contracts will increase or decrease as interest rates fluctuate. The following disclosures of the fair value of interest rate contracts are made using available market information and appropriate valuation methodologies. Fair value is defined as the amount First Tennessee would receive or pay in the market to replace the contracts as of the valuation date.


First Tennessee National Corporation                                       F-70

                                                             2000                                    1999
                                             ------------------------------------    -----------------------------------
                                               Notional      Book         Fair        Notional       Book         Fair
(Dollars in millions)                           Value        Value        Value         Value        Value        Value
------------------------------------------------------------------------------------------------------------------------
Interest rate contracts:
Mortgage pipeline and warehouse hedging:
  Forward contracts - commitments to sell    $ 1,883.1       $    --     $ (12.2)    $ 2,137.0       $    --     $  19.6
  Option contracts - caps purchased                 --            --          --       1,900.0          17.5        16.2
Servicing portfolio hedging:
  Floors
    Purchased                                  2,925.0          63.9        73.1      20,275.0         133.1        26.8
    Written                                     (500.0)         (6.2)       (9.2)           --            --          --
  Caps:
    Purchased                                       --            --          --         500.0           7.3         9.8
    Written                                         --            --          --        (500.0)        (11.5)      (17.1)
  Forwards purchased                             870.0           8.3         8.3            --            --          --
  Swaptions purchased                          1,225.0          21.7        29.9       1,000.0          17.1        13.7
  Swaps - receive floating/pay fixed             750.0          69.0        69.0         625.0         (12.7)      (12.7)
  Swaps - receive floating/pay floating          144.9          15.1        15.1            --            --          --
Other:
  Floors
    Purchased                                 12,375.0          15.5        15.5            --            --          --
    Written                                   (5,350.0)        (15.0)      (15.0)           --            --          --
------------------------------------------------------------------------------------------------------------------------

Residential first-lien mortgage loans are originated by First Tennessee to be sold in the secondary market. Some of these loans are sold with provisions of recourse. As of December 31, 2000 and 1999, the outstanding principal amount of these loans and the amount of credit risk was $169.2 million and $213.2 million, respectively. A reserve has been established to cover any inherent losses. These loans are reviewed on a regular basis to ensure that reserves are adequate to provide for foreclosure losses. In addition, First Tennessee originates, sells and services loans guaranteed by the Veterans Administration (VA). A VA guaranty typically covers only the lesser of $46,000 or 25 percent to 50 percent of the unpaid loan balance. In the event of foreclosure, First Tennessee, as a servicer of VA loans, has credit risk to the extent that the outstanding loan balance exceeds the VA guarantee and the value of the underlying real estate. As of December 31, 2000 and 1999, the outstanding principal balance of VA loans serviced was $5.3 billion and $5.1 billion, respectively. These loans are reviewed on a regular basis, and a reserve has been established to cover any inherent losses.


F-71                                        First Tennessee National Corporation

INTEREST RATE RISK MANAGEMENT
First Tennessee's ALCO focuses on managing market risk by controlling and limiting earnings volatility attributable to changes in interest rates. Interest rate risk exists to the extent that interest-earning assets and liabilities have different maturity or repricing characteristics. First Tennessee uses off-balance sheet financial instruments that are designed to moderate the impact on earnings as interest rates change.

Interest Rate Swaps involve the exchange of interest payments at specified intervals between two parties without the exchange of any underlying principal. Notional amounts are used in such contracts to calculate interest payments due to counterparties and do not represent credit exposure. The primary risks associated with swaps are the exposure to movements in interest rates and the ability of counterparties to meet the terms of the contracts.

                                                                                                 Weighted
                                                                       Notional       Fair        Average       Final
(Dollars in millions)                                                   Value         Value    Receive Rate   Maturity In
-------------------------------------------------------------------------------------------------------------------------
2000
Interest rate contracts:
  Swaps - receive fixed/pay floating**                                $ 300.0        $  .4           6.803%      2003
  Swaps - receive floating/pay floating**                               200.0            *           6.862%      2001
  Caps:
    Purchased                                                            20.0            *        Strike 8%      2002
    Written                                                             (20.0)           *        Strike 8%      2002
Equity contracts:
   Purchased options                                                      1.9           .7                       2003
-------------------------------------------------------------------------------------------------------------------------
1999
Interest rate contracts:
  Swaps - receive fixed/pay floating**                                $ 415.0        $ (.7)          5.245%      2000
  Swaps - receive floating/pay floating**                               741.7          (.3)          5.870%      2000
  Caps:
    Purchased                                                            20.0           .1        Strike 8%      2002
    Written                                                             (20.0)         (.1)       Strike 8%      2002
Equity contracts:
   Purchased options                                                      1.9           .7                       2003
-------------------------------------------------------------------------------------------------------------------------

 * Amount is less than $100,000.
** The weighted average rate paid on interest rate swaps on December 31, 2000, was 6.639 percent and 6.062 percent on December 31, 1999.


First Tennessee National Corporation                                        F-72

CAPITAL MARKETS
Capital markets buys and sells mortgage securities, municipal bonds and other securities for trading purposes. When these securities settle on a delayed basis, they are considered forward contracts. These transactions are measured at fair value, and gains or losses are recognized in earnings as they occur. Capital markets utilize futures contracts, from time to time, to manage exposure arising from the inventory position. Credit risk related to these transactions is controlled through credit approvals, risk control limits and on-going monitoring procedures through ALCO.


                                                                              ON                      FOR THE YEAR ENDED
                                                                      DECEMBER 31, 2000                DECEMBER 31, 2000
                                                                   -------------------------         -------------------
                                                                                                       Net       Average
                                                                   Notional            Fair            Gain/       Fair
(Dollars in millions)                                                Value             Value          (Loss)      Value
------------------------------------------------------------------------------------------------------------------------
Forward contracts:
  Commitments to buy:
    Gain position                                                  $   (483.6)        $   .8
    Loss position                                                    (1,127.6)          (4.1)
  Commitments to sell:
    Gain position                                                     1,339.9            4.5
    Loss position                                                       379.6           (1.2)
------------------------------------------------------------------------------------------------------------------------
Net position                                                       $    108.3         $   --         $91.2         $(.6)
========================================================================================================================
Option contracts*:
  Purchased                                                        $    510.0         $  3.5         $(1.7)        $ .6
  Written                                                              (510.0)          (3.5)          2.1          (.6)
------------------------------------------------------------------------------------------------------------------------
Net position                                                       $       --         $   --         $  .4         $ --
========================================================================================================================
Swaps:
  Receive fixed/pay floating                                       $     84.5         $  (.7)        $ (.6)        $(.4)
  Receive floating/pay fixed                                            (84.5)            .7            .9           .4
------------------------------------------------------------------------------------------------------------------------
Net position                                                       $       --         $   --         $  .3         $ --
========================================================================================================================

*Option contracts include interest rate options, caps and floors.

                                                                             On                    For the Year Ended
                                                                      December 31, 1999             December 31, 1999
                                                                   ------------------------       -----------------------
                                                                                                   Net          Average
                                                                     Notional        Fair         Gain/           Fair
(Dollars in millions)                                                 Value          Value        (Loss)         Value
-------------------------------------------------------------------------------------------------------------------------
Forward contracts:
    Commitments to buy:
       Gain position                                               $ (1,026.3)      $ 13.5
       Loss position                                                   (215.0)        (1.6)
    Commitments to sell:
       Gain position                                                    258.6          2.7
       Loss position                                                  1,081.2        (15.0)
-------------------------------------------------------------------------------------------------------------------------
Net position                                                       $     98.5       $  (.4)       $ 114.1         $ (1.1)
=========================================================================================================================


F-73                                        First Tennessee National Corporation

NOTE 25 - SECURITIZATIONS

During 2000, First Tennessee securitized and sold $190 million of indirect automobile loan receivables and recognized a pre-tax loss of $1.3 million, which was recorded in other noninterest expense. In the securitization, First Tennessee retained an interest only strip and servicing rights, both of which are retained interests in the securitized receivables. First Tennessee receives servicing fees on the outstanding balance of securitized receivables and retains the rights to future cash flows arising after the investors in the securitization trust have received the return for which they contracted. The investors and the securitization trust have no recourse to First Tennessee's assets for failure of debtors to pay when due except to the extent of First Tennessee's rights to future cash flows and any subordinated interests retained. First Tennessee's retained interests are subordinate to investor's interests and are subject to credit, prepayment, and interest rate risks on the transferred financial assets.

First Tennessee uses assumptions and estimates in determining the fair value allocated to the retained interest at the time of initial sale. These assumptions and estimates include projections concerning the annual percentage rates charged to customers, charge-off experience, loan repayment rates, the cost of funds, and discount rates commensurate with the risks involved. For the automobile loan securitization completed during 2000, the fair value assigned to the retained interest at the date of securitization was $8.6 million. Key economic assumptions used in measuring the retained interests at the time of the securitization were as follows: an annual prepayment rate of 13 percent, a weighted average life of 41 months, expected annual credit losses of .97 percent, a discount rate of 9 percent on the servicing asset and 11.5 percent on the interest-only strip, and a yield of 10.07 percent. On December 31, 2000, the sensitivity of the current fair value of the retained interests to 10 percent and 20 percent adverse changes in assumptions was not material.

During 2000, First Horizon Home Loan Corporation (FHHLC) securitized $11.6 billion of single-family residential mortgage loans in primarily proprietary and agency securitization transactions, and the resulting securities were sold as senior and subordinate certificates. FHHLC recognized pre-tax gains of $138.2 million on these sales, which were recorded in mortgage banking noninterest income and securities gains. In certain cases, FHHLC continues to service and receive servicing fees related to the securitized mortgage loans, and has also retained interest only strips or senior certificates structured as principal only strips. FHHLC receives annual servicing fees approximating .35 percent of the outstanding balance of the underlying loans. In 2000, FHHLC recognized approximately $230.2 million in mortgage servicing rights through these securitizations. These mortgage servicing rights, as well as other mortgage servicing rights held by FHHLC, are discussed further in Note 6 - Mortgage Servicing Rights. The investors and the securitization trusts have no recourse to assets of FHHLC or First Tennessee for failure of debtors to pay when due.

FHHLC uses assumptions and estimates in determining the fair value allocated to retained interests at the time of initial securitization. The key economic assumptions used in 2000 to measure the fair value of retained interests at the date of securitization were as follows:

                                          MSR's            IO's            PO's
----------------------------------------------------------------------------------
Weighted average life (in years)      6.0  -  8.7       6.0  -  8.7    8.9  - 9.7
Annual prepayment rate                8.1% - 13.0%      8.1% - 13.0%   7.5% - 9.0%
Annual discount rate                 10.3% - 10.5%     10.3% - 10.5%   5.0% - 6.2%
Annual cost to service                $43 per loan          N/A            N/A
Annual earnings on escrow             5.5% -  6.9%          N/A            N/A
----------------------------------------------------------------------------------

The expected static pool credit losses as of December 31, 2000, are approximately .08 percent of the original principal balance of loans securitized during 2000. Static pool losses are calculated by summing the actual and projected future credit losses and dividing them by the original balance of the securitized loans. The percent above represents weighted average credit losses for all securitizations during the year.


First Tennessee National Corporation                                        F-74

On December 31, 2000, the sensitivity of the current fair value of the mortgage servicing rights (MSR's), interest only strips (IO's), and principal only strips (PO's) to immediate 10 percent and 20 percent adverse changes in assumptions are as follows:

                                                                                        ON DECEMBER 31, 2000
                                                                         -----------------------------------------------
 (Dollars in thousands, except for annual cost to service)                  MSR's                IO's              PO's
------------------------------------------------------------------------------------------------------------------------
 Fair value of retained interests                                        $ 765,128            $ 146,909          $ 4,176
 Weighted average life (in years)                                              6.8                  6.7              8.0

 Annual prepayment rate                                                       13.0%                13.0%             9.7%
  Impact on fair value of 10% adverse change                             $ (32,310)           $  (6,587)         $  (114)
  Impact on fair value of 20% adverse change                               (62,009)             (12,651)            (234)

 Annual discount rate on residual cash flows                                  10.5%                10.5%             7.2%
  Impact on fair value of 10% adverse change                             $ (30,787)           $  (5,391)         $  (139)
  Impact on fair value of 20% adverse change                               (59,228)             (10,397)            (260)

 Annual cost to service                                                  $43 per loan               N/A              N/A
  Impact on fair value of 10% adverse change                             $  (7,565)                 N/A              N/A
  Impact on fair value of 20% adverse change                               (15,130)                 N/A              N/A

 Annual earnings on escrow                                                     5.5%                 N/A              N/A
  Impact on fair value of 10% adverse change                             $ (18,139)                 N/A              N/A
  Impact on fair value of 20% adverse change                               (36,062)                 N/A              N/A
------------------------------------------------------------------------------------------------------------------------

These sensitivities are hypothetical and should not be considered to be predictive of future performance. As the figures indicate, changes in fair value based on a 10 percent variation in assumptions generally cannot necessarily be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in this table, the effect of a variation in a particular assumption on the fair value of the retained interest is calculated independently from any change in another assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. Furthermore, the estimated fair values as disclosed should not be considered indicative of future earnings on these assets.

First Tennessee Capital Assets Corporation (FTCAC), an indirect wholly-owned subsidiary of First Tennessee, enters into transactions where mortgage loans are purchased, pooled, securitized and sold. During 2000, $1.0 billion of mortgage loans were sold for a pre-tax gain of $7.1 million that was recognized in capital markets noninterest income. FTCAC does not retain servicing rights or any other form of residual on these securitizations.

For the year ended December 31, 2000, cash flows received and paid related to the automobile and real estate loan securitizations were as follows:

(Dollars in thousands)                                                                                            2000
-------------------------------------------------------------------------------------------------------------------------
Proceeds from initial securitizations                                                                         $12,932,272
Servicing fees received                                                                                           161,514
Purchases of delinquent or foreclosed assets                                                                       24,246
Other cash flows received on retained interests*                                                                  159,365
-------------------------------------------------------------------------------------------------------------------------

* Other cash flows include all cash flows from interest-only strips, principal-only strips and REMIC securities.

In addition to the previously mentioned securitizations, First Tennessee has securitized certain real estate loans through a real estate mortgage investment conduit (REMIC) in prior years and retained all of the interests in the securitized assets. Fair value for these securities are based upon cash flows discounted at a market yield. Market yields are computed by adding Treasury yields at year-end plus an appropriate spread estimated by observing quotes on similarly structured marketable securities and changes in swap spreads. The retained interest is classified on the balance sheet as "Securities held to maturity".


F-75                                        First Tennessee National Corporation

On December 31, 2000, the sensitivity of the current fair value of the REMIC securities to immediate 10 percent and 20 percent adverse changes in assumptions are as follows:

                                                                                                               REMIC
(Dollars in thousands)                                                                                       Securities
-------------------------------------------------------------------------------------------------------------------------
Fair value of retained interests                                                                               $ 597,674
Weighted average life (in years)                                                                               4.4 - 5.2

Annual prepayment rate                                                                                      16.5% - 22.0%
 Impact on fair value of 10% adverse change                                                                     $(11,080)
 Impact on fair value of 20% adverse change                                                                      (11,767)

Annual discount rate on residual cash flows                                                                   7.7% - 7.9%
 Impact on fair value of 10% adverse change                                                                     $(26,795)
 Impact on fair value of 20% adverse change                                                                      (42,335)
-------------------------------------------------------------------------------------------------------------------------

As of December 31, 2000, the principal amount of loans securitized and other loans managed with them, and the principal amount of delinquent loans, in addition to net credit losses during 2000 are as follows:

                                                            Total Principal      Principal Amount         Net Credit
(Dollars in thousands)                                      Amount of Loans    of Delinquent Loans*         Losses
-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FOR THE YEAR ENDED
                                                                   ON DECEMBER 31, 2000                DECEMBER 31, 2000
                                                            ---------------------------------------    ------------------
Type of loan:
 Automobile loans                                            $    363,168           $   1,600               $  6,362
 Commercial, financial and industrial                           3,999,210              40,994                  3,680
 Real estate residential                                       31,735,710             190,411                 17,016
-------------------------------------------------------------------------           ---------               --------
Total loans managed or securitized**                           36,098,088           $ 233,005               $ 27,058
                                                                                    =========               ========
Loans securitized and sold                                    (25,963,465)
Loans held for sale or securitization                          (1,735,070)
Loans securitized and transferred to
 investment securities                                           (638,494)
-------------------------------------------------------------------------
  Loans held in portfolio                                    $  7,761,059
=========================================================================

 * Includes nonaccrual loans and loans 90 days or more past due.
** Securitized loans are automobile and real estate residential loans in which First Tennessee has a retained interest other than servicing rights.



First Tennessee National Corporation                                        F-76

NOTE 26 - PARENT COMPANY FINANCIAL INFORMATION
Following are condensed statements of the parent company:

STATEMENTS OF CONDITION                                                                               December 31
-------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands)                                                                            2000            1999
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Cash                                                                                           $        14    $         2
Securities purchased from subsidiary bank under agreements to resell                                70,484         34,726
-------------------------------------------------------------------------------------------------------------------------
    Total cash and cash equivalents                                                                 70,498         34,728
Investment in bank time deposits                                                                    44,325         76,325
Securities available for sale                                                                       59,651         54,708
Investments in subsidiaries at equity:
    Bank                                                                                         1,448,359      1,318,122
    Non-bank                                                                                        35,091         34,333
Other assets                                                                                        48,105         46,003
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                   $ 1,706,029    $ 1,564,219
=========================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Commercial paper and other short-term borrowings                                               $    19,169    $    16,272
Accrued employee benefits and other liabilities                                                     71,810         75,667
Term borrowings                                                                                    230,894        230,813
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                              321,873        322,752
Shareholders' equity                                                                             1,384,156      1,241,467
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                     $ 1,706,029    $ 1,564,219
=========================================================================================================================


STATEMENTS OF INCOME                                                                    Year Ended December 31
-------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands)                                                             2000           1999            1998
-------------------------------------------------------------------------------------------------------------------------
Dividend income:
  Bank                                                                          $ 152,994      $ 116,070       $ 122,484
  Non-bank                                                                          9,021          7,957           6,059
-------------------------------------------------------------------------------------------------------------------------
Total dividend income                                                             162,015        124,027         128,543
Interest income                                                                     6,517         10,147          12,117
Other income                                                                          292            250             432
-------------------------------------------------------------------------------------------------------------------------
  Total income                                                                    168,824        134,424         141,092
-------------------------------------------------------------------------------------------------------------------------
Interest expense:
  Short-term debt                                                                     989            840           1,112
  Term borrowings                                                                  17,110         20,355          23,594
-------------------------------------------------------------------------------------------------------------------------
Total interest expense                                                             18,099         21,195          24,706
Compensation, employee benefits and other expense                                  16,209         14,672          12,085
-------------------------------------------------------------------------------------------------------------------------
  Total expense                                                                    34,308         35,867          36,791
-------------------------------------------------------------------------------------------------------------------------
Income before income taxes and equity in undistributed net income
  of subsidiaries                                                                 134,516         98,557         104,301
Applicable income taxes                                                           (11,176)       (12,061)        (10,522)
-------------------------------------------------------------------------------------------------------------------------
Income before equity in undistributed net income of subsidiaries                  145,692        110,618         114,823
Equity in undistributed net income of subsidiaries:
  Bank                                                                             86,236        136,012         110,566
  Non-bank                                                                            653            903             991
-------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                      $ 232,581      $ 247,533       $ 226,380
=========================================================================================================================


F-77                                        First Tennessee National Corporation

STATEMENTS OF CASH FLOWS                                                                    Year Ended December 31
------------------------------------------------------------------------------------------------------------------------
(Dollars in thousands)                                                                2000          1999          1998
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                                                         $ 232,581     $ 247,533     $ 226,380
Less undistributed net income of subsidiaries                                         86,889       136,915       111,557
------------------------------------------------------------------------------------------------------------------------
Income before undistributed net income of subsidiaries                               145,692       110,618       114,823
Adjustments to reconcile income to net cash provided by operating activities:
  Provision/(benefit) for deferred income taxes                                        1,914          (807)       (1,207)
  Depreciation and amortization                                                        3,414         3,048         2,101
  Gain on sale of securities                                                             (40)           --            --
  Net change in interest receivable and other assets                                  (4,289)       (2,112)       (5,145)
  Net change in interest payable and other liabilities                                13,275        17,192        19,415
------------------------------------------------------------------------------------------------------------------------
Total adjustments                                                                     14,274        17,321        15,164
------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                            159,966       127,939       129,987
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Securities:
   Sales and prepayments                                                                  97         9,452            --
   Purchases                                                                          (5,000)       (5,000)      (35,400)
Decrease/(increase) in investment in bank time deposits                               32,000       (23,154)      (48,077)
Principal collected on advances to subsidiaries                                           --        75,500            --
Proceeds from sale of a subsidiary                                                        --         6,652            --
Cash investments in subsidiaries                                                      (8,329)       (1,758)       (9,719)
------------------------------------------------------------------------------------------------------------------------
Net cash provided/(used) by investing activities                                      18,768        61,692       (93,196)
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Common stock:
   Exercise of stock options                                                          16,639        34,457        24,943
   Cash dividends                                                                   (113,958)      (98,696)      (84,521)
   Repurchase of shares                                                              (48,542)      (41,262)      (61,854)
Term borrowings:
   Issuance                                                                               --         5,000        35,000
   Payment                                                                                --       (83,750)           --
Increase/(decrease) in short-term borrowings                                           2,897        (6,932)           28
------------------------------------------------------------------------------------------------------------------------
Net cash used by financing activities                                               (142,964)     (191,183)      (86,404)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in cash and cash equivalents                                  35,770        (1,552)      (49,613)
------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                                        34,728        36,280        85,893
------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $  70,498      $ 34,728     $  36,280
========================================================================================================================
Total interest paid                                                                $  17,353      $ 22,225     $  24,035
Total income taxes paid                                                               93,325        46,750        25,631
------------------------------------------------------------------------------------------------------------------------


First Tennessee National Corporation                                        F-78

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of First Tennessee National
Corporation:



         We have audited the accompanying consolidated statements of condition of First Tennessee National Corporation (a Tennessee corporation) and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Tennessee National Corporation and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.







/s/ Arthur Andersen LLP



Memphis, Tennessee
January 16, 2001


F-79                                       First Tennessee National Corporation

CONSOLIDATED HISTORICAL STATEMENTS OF INCOME (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Growth Rates (%)
                                                                                                                 ------------------
(Dollars in millions except per share data)             2000      1999      1998      1997      1996       1995    00/99    00/95*
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
Interest and fees on loans                           $  912.4  $  751.5  $  725.9  $  699.6   $ 653.5   $ 611.0   21.4  +    8.4  +
Investment securities:
  Taxable                                               196.9     175.9     155.9     135.3     136.0     130.9   11.9  +    8.5  +
  Tax-exempt                                              1.9       2.7       3.7       4.5       5.1       4.6   29.6  -   16.2  -
Other earning assets:
  Mortgage loans held for sale                          197.3     231.3     205.7      76.9      82.1      54.7   14.7  -   29.2  +
  Investments in bank time deposits                        .1        .5       2.0        .5        .7        .2   80.0  -   12.9  -
  Federal funds sold and securities
    purchased under agreements to resell                 20.0      13.9      10.1      11.1       5.0       8.5   43.9  +   18.7  +
  Capital markets securities inventory                   34.4      31.4      30.5      13.4      14.1      12.6    9.6  +   22.2  +
---------------------------------------------------------------------------------------------------------------
         Total interest income                        1,363.0   1,207.2   1,133.8     941.3     896.5     822.5   12.9  +   10.6  +
---------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Deposits:
  Savings                                                 5.5       5.8       7.1       8.2       9.4      10.8    5.2  -   12.6  -
  Checking interest and money market                    110.8     104.3     113.2      95.1      92.7      95.8    6.2  +    3.0  +
  Certificates of deposit under $100,000 and
    other time                                          129.2     123.8     144.9     160.5     166.5     167.8    4.4  +    5.1  -
  Certificates of deposit $100,000 and more             254.9     165.9     111.5      47.7      46.3      30.6   53.6  +   52.8  +
Federal funds purchased and securities
  sold under agreements to repurchase                   169.4     104.7     122.6      89.8      78.0      80.9   61.8  +   15.9  +
Commercial paper and other short-term borrowings         68.9      87.1      72.6      39.2      29.3      25.7   20.9  -   21.8  +
Federal Reserve Bank penalties                            1.7       1.3       1.5       1.8       2.3       2.2   30.8  +    5.0  -
Term borrowings                                          24.3      24.8      19.9      15.9      20.8      18.0    2.0  -    6.2  +
---------------------------------------------------------------------------------------------------------------
         Total interest expense                         764.7     617.7     593.3     458.2     445.3     431.8   23.8  +   12.1  +
---------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME                                     598.3     589.5     540.5     483.1     451.2     390.7    1.5  +    8.9  +
Provision for loan losses                                67.3      57.9      51.3      51.1      35.7      20.6   16.3  +   26.7  +
---------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION                     531.0     531.6     489.2     432.0     415.5     370.1     .1  -    7.5  +
---------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
Mortgage banking                                        388.8     632.8     558.4     330.1     275.4     213.6   38.6  -   12.7  +
Divestitures                                            157.6       4.2        .6         -         -         -     NM       N/A
Capital markets                                         117.9     126.8     147.4      98.3      85.9      82.8    7.1  -    7.3  +
Deposit transactions and cash management                116.1     106.2      90.4      86.1      78.2      74.1    9.3  +    9.4  +
Trust services and investment management                 65.8      59.8      51.2      40.9      34.7      34.4   10.0  +   13.8  +
Merchant processing                                      48.2      49.7      37.5      32.1      24.2      19.2    3.0  -   20.3  +
Cardholder fees                                          29.7      25.6      21.0      19.8      17.2      14.9   16.0  +   14.8  +
Equity securities gains/(losses)                           .8       2.3       3.9       (.8)     (2.5)      3.2   67.4  -   25.1  -
Debt securities gains/(losses)                           (5.0)        -         -        .1       (.2)      (.8)   N/A      45.9  -
All other income and commissions                        143.5     115.7      75.1      61.5      58.3      51.2   24.1  +   22.9  +
---------------------------------------------------------------------------------------------------------------
         Total noninterest income                     1,063.4   1,123.1     985.5     668.1     571.2     492.6    5.3  -   16.6  +
---------------------------------------------------------------------------------------------------------------
ADJUSTED GROSS INCOME AFTER PROVISION                 1,594.4   1,654.7   1,474.7   1,100.1     986.7     862.7    3.6  -   13.1  +
---------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Employee compensation, incentives and benefits          598.0     633.6     563.6     409.8     385.4     340.5    5.6  -   11.9  +
Amortization of mortgage servicing rights                81.6     103.5      95.5      37.4      26.0      15.0   21.2  -   40.3  +
Occupancy                                                80.5      73.1      51.4      42.8      39.8      37.9   10.1  +   16.3  +
Operations services                                      70.9      64.6      58.5      49.9      44.1      38.8    9.8  +   12.8  +
Equipment rentals, depreciation and maintenance          68.2      57.8      45.8      40.1      34.1      31.8   18.0  +   16.5  +
Communications and courier                               47.3      51.9      41.5      34.9      33.0      29.9    8.9  -    9.6  +
Amortization of intangible assets                        11.7      10.5      11.1       9.6       9.5       8.1   11.9  +    7.7  +
All other expense                                       299.2     280.3     254.4     160.5     132.6     107.7    6.7  +   22.7  +
---------------------------------------------------------------------------------------------------------------
         Total noninterest expense                    1,257.4   1,275.3   1,121.8     785.0     704.5     609.7    1.4  -   15.6  +
---------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                              337.0     379.4     352.9     315.1     282.2     253.0   11.2  -    5.9  +
Applicable income taxes                                 104.4     131.9     126.5     117.6     102.3      88.1   20.8  -    3.5  +
---------------------------------------------------------------------------------------------------------------
NET INCOME                                           $  232.6  $  247.5  $  226.4  $  197.5   $ 179.9   $ 164.9    6.0  -    7.1  +
===============================================================================================================
FULLY TAXABLE EQUIVALENT ADJUSTMENT                  $    2.6  $    3.0  $    3.8  $    4.3   $   5.4   $   5.0   13.3  -   12.3  -
---------------------------------------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE                            $   1.79  $   1.90  $   1.77  $   1.54   $  1.34   $  1.21    5.8  -    8.1  +
---------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER COMMON SHARE                    $   1.77  $   1.85  $   1.72  $   1.50   $  1.32   $  1.20    4.3  -    8.1  +
---------------------------------------------------------------------------------------------------------------

* Compound annual growth rate.
Certain previously reported amounts have been reclassified to agree with current presentation. Per share data reflect the 1998 and 1996 two-for-one stock splits.


First Tennessee National Corporation                                        F-80

CONSOLIDATED AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2000                             1999            Average
                                                             -----------------------------   ----------------------------  Balance
                                                                        Interest   Average               Interest Average  Growth(%)
(Fully taxable equivalent)                                   Average    Income/    Yields/    Average    Income/  Yields/  --------
(Dollars in millions)                                        Balance    Expense     Rates     Balance    Expense   Rates    00/99
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Earning assets:
Loans, net of unearned income                               $ 9,932.0    $  913.3    9.20%   $ 8,818.8   $  752.4   8.53%   12.6 +
Investment securities:
    U.S. Treasury and other U.S. government agencies          1,767.7       119.8    6.78      1,711.1      110.5   6.46     3.3 +
    States and municipalities                                    48.7         3.6    7.49         50.7        3.8   7.56     3.9 -
    Other                                                     1,046.3        76.8    7.34        940.9       66.2   7.04    11.2 +
------------------------------------------------------------------------------------------------------------------------
        Total investment securities                           2,862.7       200.2    6.99      2,702.7      180.5   6.68     5.9 +
------------------------------------------------------------------------------------------------------------------------
Other earning assets:
    Mortgage loans held for sale                              2,450.8       197.3    8.05      3,217.7      231.3   7.19    23.8 -
    Investment in bank time deposits                              2.1          .1    5.07          9.8         .5   4.76    78.6 -
    Federal funds sold and securities purchased
        under agreements to resell                              328.4        20.0    6.10        292.6       13.9   4.75    12.2 +
    Capital markets securities inventory                        519.5        34.7    6.68        542.1       31.6   5.82     4.2 -
------------------------------------------------------------------------------------------------------------------------
        Total other earning assets                            3,300.8       252.1    7.64      4,062.2      277.3   6.82    18.7 -
------------------------------------------------------------------------------------------------------------------------
Total earning assets                                         16,095.5     1,365.6    8.48     15,583.7    1,210.2   7.77     3.3 +
Allowance for loan losses                                      (144.5)                          (141.2)                      2.3 +
Cash and due from banks                                         815.8                            779.3                       4.7 +
Premises and equipment, net                                     294.6                            288.5                       2.1 +
Capital markets receivables and other assets                  2,259.4                          2,110.5                       7.1 +
------------------------------------------------------------------------------------------------------------------------
Total assets/Interest income                                $19,320.8    $1,365.6            $18,620.8   $1,210.2            3.8 +
========================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest-bearing liabilities:
Interest-bearing deposits:
    Savings                                                 $   337.4    $    5.5    1.64%   $   350.0   $    5.8   1.65%    3.6 -
    Checking interest and money market                        3,371.5       110.8    3.29      3,551.2      104.3   2.94     5.1 -
    Certificates of deposit under $100,000 and other time     2,310.3       129.2    5.59      2,398.4      123.8   5.16     3.7 -
------------------------------------------------------------------------------------------------------------------------
        Total interest-bearing core deposits                  6,019.2       245.5    4.08      6,299.6      233.9   3.71     4.5 -
Certificates of deposit $100,000 and more                     3,959.7       254.9    6.44      3,163.9      165.9   5.24    25.2 +
Federal funds purchased and securities sold
    under agreements to repurchase                            2,899.4       169.4    5.84      2,292.9      104.7   4.57    26.5 +
Commercial paper and other short-term borrowings              1,050.4        70.6    6.72      1,631.4       88.4   5.42    35.6 -
Term borrowings                                                 384.3        24.3    6.34        371.1       24.8   6.69     3.5 +
------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                           14,313.0       764.7    5.34     13,758.9      617.7   4.49     4.0 +
Demand deposits                                               1,688.0                          1,866.6                       9.6 -
Other noninterest-bearing deposits                            1,193.9                            972.0                      22.8 +
Capital markets payables and other liabilities                  741.8                            736.5                        .7 +
Guaranteed preferred beneficial interests in
     First Tennessee's junior subordinated debentures           100.0                            100.0                        --
Preferred stock of subsidiary                                     7.5                               --                       N/A
Shareholders' equity                                          1,276.6                          1,186.8                       7.6 +
------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity/
     Interest expense                                       $19,320.8    $  764.7            $18,620.8   $  617.7            3.8 +
========================================================================================================================
Net interest income-tax equivalent basis/Yield                           $  600.9    3.73%               $  592.5   3.80%
Fully taxable equivalent adjustment                                          (2.6)                           (3.0)
------------------------------------------------------------------------------------------------------------------------
Net interest income                                                      $  598.3                        $  589.5
========================================================================================================================
Net interest spread                                                                  3.14%                          3.28%
Effect of interest-free sources used to fund earning assets                           .59                            .52
------------------------------------------------------------------------------------------------------------------------
Net interest margin                                                                  3.73%                          3.80%
========================================================================================================================

Certain previously reported amounts have been reclassified to agree with current presentation. Yields and corresponding income amounts are adjusted to a fully taxable equivalent. Earning assets yields are expressed net of unearned income. Rates are expressed net of unamortized debenture cost for long-term debt. Net interest margin is computed using total net interest income.


F-81                                       First Tennessee National Corporation

-----------------------------------------------------------------------------------------------------------------------------------
               1998                          1997                          1996                         1995              Average
------------------------------  ----------------------------  ----------------------------  ---------------------------   Balance
             Interest  Average             Interest  Average             Interest  Average            Interest  Average  Growth(%)
  Average    Income/   Yields/   Average   Income/   Yields/   Average   Income/   Yields/  Average   Income/   Yields/ ----------
  Balance    Expense   Rates     Balance   Expense    Rates    Balance   Expense   Rates    Balance   Expense    Rates    00/95*
-----------------------------------------------------------------------------------------------------------------------------------
$ 8,242.1  $  727.4     8.83%  $ 7,945.1   $701.3     8.83%  $ 7,472.1   $655.9     8.78%  $ 6,887.2  $ 613.3     8.90%     7.6 +

  1,795.2     117.8     6.56     1,963.3    129.3     6.59     2,031.2    131.0     6.45     2,004.3    125.9     6.28      2.5 -
     69.8       5.4     7.80        83.7      6.8     8.06        98.1      7.9     8.02        81.4      7.0     8.63      9.8 -
    560.8      38.4     6.84        92.4      6.1     6.65        73.9      4.8     6.51        75.3      4.9     6.53     69.3 +
-----------------------------------------------------------------------------------------------------------------------
  2,425.8     161.6     6.66     2,139.4    142.2     6.65     2,203.2    143.7     6.52     2,161.0    137.8     6.38      5.8 +
-----------------------------------------------------------------------------------------------------------------------

  2,911.2     205.7     7.06     1,005.9     76.9     7.64     1,059.4     82.1     7.74       706.1     54.7     7.75     28.3 +
     40.8       2.0     4.81         9.8       .5     5.05        14.6       .7     5.05         3.1       .2     5.79      7.5 -

    193.4      10.1     5.22       207.1     11.1     5.37        94.2      5.0     5.30       157.5      8.5     5.42     15.8 +
    507.2      30.8     6.07       204.8     13.6     6.65       218.5     14.5     6.66       179.8     13.0     7.22     23.6 +
-----------------------------------------------------------------------------------------------------------------------
  3,652.6     248.6     6.80     1,427.6    102.1     7.15     1,386.7    102.3     7.38     1,046.5     76.4     7.30     25.8 +
-----------------------------------------------------------------------------------------------------------------------
 14,320.5   1,137.6     7.94    11,512.1    945.6     8.21    11,062.0    901.9     8.15    10,094.7    827.5     8.20      9.8 +
   (133.1)                        (123.6)                       (117.1)                       (113.0)                       5.0 +
    697.6                          658.6                         662.8                         659.0                        4.4 +
    222.4                          195.1                         181.4                         166.0                       12.2 +
  1,613.3                        1,038.4                         799.2                         552.8                       32.5 +
-----------------------------------------------------------------------------------------------------------------------
$16,720.7  $1,137.6            $13,280.6   $945.6            $12,588.3   $901.9            $11,359.5  $ 827.5              11.2 +
=======================================================================================================================

$   347.5  $    7.1     2.05%  $   376.5   $  8.2     2.17%  $   424.3   $  9.4     2.23%  $   459.5  $  10.8     2.35%     6.0 -
  3,403.7     113.2     3.32     2,963.7     95.1     3.21     2,715.9     92.7     3.41     2,378.9     95.8     4.03      7.2 +
  2,588.7     144.9     5.60     2,798.0    160.5     5.74     2,885.2    166.5     5.77     2,872.6    167.8     5.84      4.3 -
-----------------------------------------------------------------------------------------------------------------------
  6,339.9     265.2     4.18     6,138.2    263.8     4.30     6,025.4    268.6     4.46     5,711.0    274.4     4.81      1.1 +
  1,992.5     111.5     5.59       843.0     47.7     5.66       835.8     46.3     5.54       531.9     30.6     5.75     49.4 +

  2,456.4     122.6     4.99     1,790.1     89.8     5.01     1,588.1     78.0     4.91     1,491.1     80.9     5.43     14.2 +
  1,285.5      74.1     5.76       663.0     41.0     6.18       520.1     31.6     6.07       404.2     27.9     6.90     21.0 +
    252.7      19.9     7.91       185.5     15.9     8.60       253.7     20.8     8.24       208.9     18.0     8.63     13.0 +
-----------------------------------------------------------------------------------------------------------------------
 12,327.0     593.3     4.81     9,619.8    458.2     4.76     9,223.1    445.3     4.83     8,347.1    431.8     5.17     11.4 +
  1,749.0                        1,695.8                       1,816.1                       1,746.8                         .7 -
    915.0                          530.1                         268.2                         142.7                       52.9 +
    633.7                          457.5                         383.4                         300.1                       19.8 +

    100.0                           98.6                            --                            --                        N/A
       --                             --                            --                            --                        N/A
    996.0                          878.8                         897.5                         822.8                        9.2 +
-----------------------------------------------------------------------------------------------------------------------
$16,720.7  $  593.3            $13,280.6   $458.2            $12,588.3   $445.3            $11,359.5  $ 431.8              11.2 +
=======================================================================================================================
           $  544.3     3.80%              $487.4     4.23%              $456.6     4.13%             $ 395.7     3.92%
               (3.8)                         (4.3)                         (5.4)                         (5.0)
-----------------------------------------------------------------------------------------------------------------------
           $  540.5                        $483.1                        $451.2                       $ 390.7
=======================================================================================================================
                        3.13%                         3.45%                         3.32%                         3.03%
                         .67                           .78                           .81                           .89
-----------------------------------------------------------------------------------------------------------------------
                        3.80%                         4.23%                         4.13%                         3.92%
=======================================================================================================================

* Compound annual growth rate


F-82                                        First Tennessee National Corporation

CORPORATE OFFICERS


Ralph Horn
Chairman of the Board, President
and Chief Executive Officer

J. Kenneth Glass
President
Retail Financial Services

John C. Kelley, Jr.
President
Business Financial Services
Memphis Financial Services

Susan Schmidt Bies
Executive Vice President
Risk Management

Harry A. Johnson, III
Executive Vice President
General Counsel

Sarah L. Meyerrose
Executive Vice President
Employee Services

John P. O'Connor, Jr.
Executive Vice President
Chief Credit Officer

Elbert L. Thomas, Jr.
Executive Vice President
Chief Financial Officer

James F. Keen
Senior Vice President
Corporate Controller

Milton A. Gutelius, Jr.
Senior Vice President
Treasurer

Lenore S. Creson
Corporate Secretary

CORPORATE AND
FIRST TENNESSEE BANK
NATIONAL ASSOCIATION
BOARDS OF DIRECTORS


Robert C. Blattberg
Polk Brothers Distinguished
Professor of Retailing
J. L. Kellogg Graduate School of Management
Northwestern University

Carlos H. Cantu
Senior Chairman
The ServiceMaster Company

George E. Cates
Chairman of the Board
and Chief Executive Officer
Mid-America Apartment Communities, Inc.

J. Kenneth Glass
President,
Retail Financial Services
First Tennessee National Corporation
First Tennessee Bank National Association

James A. Haslam, III
Chief Executive Officer
Pilot Corporation

Ralph Horn
Chairman of the Board, President
and Chief Executive Officer
First Tennessee National Corporation
First Tennessee Bank National Association

John C. Kelley, Jr.
President,
Business  Financial Services
President, Memphis Financial Services
First Tennessee National Corporation
First Tennessee Bank National Association

R. Brad Martin
Chairman of the Board
and Chief Executive Officer
Saks, Incorporated

Joseph Orgill, III
Chairman of the Board
Orgill, Inc.

Vicki R. Palmer
Senior Vice President, Treasurer
And Special Assistant to CEO
Coca-Cola Enterprises Inc.

Michael D. Rose
Private Investor

William B. Sansom
Chairman of the Board
and Chief Executive Officer
The H.T. Hackney Co.


All Things Financial

SHAREHOLDER INFORMATION

STOCK LISTING

First Tennessee's common stock is traded on the New York Stock Exchange under the symbol FTN.

SHAREHOLDER ASSISTANCE

If you need help, call us at 1-888-598-4933:

- For answers to questions about stock transfers, changes of address, dividend payments or lost certificates

- To receive information or an enrollment card for direct deposit of dividend checks

-        To eliminate duplicate mailings of financial information

- To receive a prospectus and enrollment card for our dividend reinvestment and stock purchase plan

If you would rather contact our transfer agent directly, call Wells Fargo Shareholder Services at 1-800-468-9716:

INTERNET

Visit www.firsttennessee.com or www.firsthorizononline.com to find out about our products and services as well as the latest investor relations information including stock quotes, news releases and other financial data.

ANNUAL MEETING

The Annual Meeting of Shareholders will be held at 10:00 a.m. Tuesday, April 17, 2001, at the First Tennessee Building, 165 Madison Avenue, M-Level Auditorium, Memphis, Tennessee.

GENERAL INFORMATION

First Tennessee Corporate Headquarters
165 Madison Ave.
Memphis, TN 38103
(901) 523-4444

Information in this report may contain forward-looking statements that are provided to assist in the understanding of anticipated future performance. However, a number of important factors could cause actual results to differ materially from those expressed in the forward-looking statements. Please refer to the "Forward-Looking Statements" section in the Third Quarter 2000 Form 10-Q for additional forward-looking information.

FIRST TENNESSEE AFFILIATES

Check Consultants, Inc.
Cleveland Bank & Trust Company
Federal Flood Certification Corp.
First Express Remittance Processing, Inc.
First Horizon Asset Securities, Inc.
First Horizon Home Loan Corporation
First Horizon Insurance Services, Inc.
First Horizon Merchant Services, Inc.
First Horizon Strategic Alliances, Inc.
First National Bank of Springdale

First Tennessee Bank National Association
First Tennessee Brokerage, Inc.
First Tennessee Capital Assets Corporation
First Tennessee Commercial Loan Management, Inc.
First Tennessee Housing Corporation
First Tennessee Securities Corporation
FT Insurance Corporation
FT Real Estate Securities Company, Inc.
FT Real Estate Securities Holding Company, Inc.
FT Reinsurance Company
Hickory Capital Corporation
Hickory Venture Capital Corporation
Highland Capital Management Corp.
Martin & Company, Inc.
Norlen Life Insurance Company
Peoples and Union Bank
Peoples Bank (of Senatobia)

[Logo]sm          First Tennessee
                  All Things Financial(R)

                             [LOGO] FIRST TENNESSEE

                      First Tennessee National Corporation
                                 Annual Meeting
                                 April 17, 2001
                        10:00 a.m. Central Daylight Time
                            First Tennessee Building
                               M-Level Auditorium
                               165 Madison Avenue
                            Memphis, Tennessee 38103


         If you consented to access your proxy information electronically, you may view it by going to the following website on the internet:
http://www.firsttennessee.com

         If you would like to access the proxy material electronically next year, you may do so by giving your consent at the following website: http://www.econsent.com/ftn/

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned appoints James L. Boren, Jr. and George P. Lewis, or any one or more of them with full power of substitution, as Proxy or Proxies, to represent and vote all shares of stock standing in my name on the books of the Corporation at the close of business on February 23, 2001, which I would be entitled to vote if personally present at the Annual Meeting of Shareholders of First Tennessee National Corporation to be held in the Auditorium, First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee, April 17, 2001, at 10 a.m. CDT or any adjournments thereof, upon the matters set forth in the notice of said meeting as stated on the reverse side. The Proxies are further authorized to vote in their discretion as to any other matters which may come before the meeting. The Board of Directors, at the time of preparation of the Proxy Statement, knows of no business to come before the meeting other than that referred to in the Proxy Statement.

         THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR PROPOSALS 1 AND 2, WHICH ARE DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THE REVERSE SIDE OF THIS PROXY.

                           (continued on reverse side)

YOU CAN VOTE YOUR PROXY BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING AND RETURNING THIS CARD ON THE REVERSE SIDE.

                      (See voting instructions on reverse.)

                                                        COMPANY #
                                                                  -------------
                                                        CONTROL #
                                                                  -------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (noon) on April 16, 2001.
- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
-        Follow the simple voice mail instructions.

VOTE BY INTERNET -- http://www.eproxy.com/ftn/ -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (noon) on April 16, 2001.
- You will be prompted to enter your 3-digit Company number and your 7-digit Control Number which is located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to First Tennessee National Corporation, c/o Shareowner Services SM, P. O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.
                           [ ] Please detach here [ ]

         [X] Please mark votes as in this example.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

         1. Election of four Class II directors to serve until the 2004 Annual Meeting of Shareholders. Nominees: (01) Robert C. Blattberg (02) J. Kenneth Glass (03) John C. Kelley, Jr. and
             (04) Michael D. Rose

                     [ ]  VOTE FOR           [ ]  VOTE WITHHELD
                          all nominees            from all nominees

Instructions: To withhold authority to vote    -------------------------------
for any nominee(s), write the number(s) of
the nominee(s) in the box to the right.        -------------------------------

                                                FOR        AGAINST      ABSTAIN

        2.   Ratification of appointment of     [ ]          [ ]           [ ]
             Arthur Andersen LLP as auditors.

             Address change? Mark Box.          ------------------------------
             Indicate changes below:
                                                ------------------------------

         The undersigned hereby acknowledges receipt of notice of said meeting and the related proxy statement.

Date                           , 2001
    --------------------------

                                                ------------------------------

                                                ------------------------------
                                                      Signatures in Box


Shareholders sign here exactly as shown on the imprint on this card. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full name. If more than one Trustee, all should sign. All Joint Owners should sign.